      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 1998
                                                  REGISTRATION NO. 33-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER
                      THE SECURITIES ACT OF 1933     [X]

                         ------------------------------

                     PRE-EFFECTIVE AMENDMENT NO.     [ ]
                     POST-EFFECTIVE AMENDMENT NO.    [ ]

                         ------------------------------

                          DEAN WITTER STRATEGIST FUND
               (Exact Name of Registrant as Specified in Charter)

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    (Address of Principal Executive Offices)

                                  212-392-2550
                        (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                             Two World Trade Center
                            New York, New York 10048
                    (Name and Address of Agent for Service)

                         ------------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                  Gordon Altman Butowsky Weitzen Shalov & Wein
                              114 West 47th Street
                            New York, New York 10036

                         ------------------------------

     It is proposed that this filing will become effective on the thirtieth day after the date of filing, pursuant to Rule 488.

                   The Exhibit Index is located on page [  ]

     NO FILING FEE IS DUE BECAUSE THE REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO SECTION (A)(1) OF RULE 24F-2 (AS IN EFFECT AT THE TIME OF SUCH REGISTRATION) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE REGISTRANT FILED THE RULE 24F-2 NOTICE, FOR ITS FISCAL YEAR ENDED JULY 31, 1997, WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 10, 1997.

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 33-23669; 811-5634).

================================================================================

                                   FORM N-14

                          DEAN WITTER STRATEGIST FUND

                             CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

                PART A OF FORM N-14 ITEM NO.                            PROXY STATEMENT AND PROSPECTUS HEADING
-------------------------------------------------------------  --------------------------------------------------------
1          (a)          .....................................  Cross Reference Sheet
           (b)          .....................................  Front Cover Page
           (c)          .....................................  *
2          (a)          .....................................  *
           (b)          .....................................  Table of Contents
3          (a)          .....................................  Fee Table
           (b)          .....................................  Synopsis
           (c)          .....................................  Principal Risk Factors
4          (a)          .....................................  The Reorganization
           (b)          .....................................  The Reorganization -- Capitalization Table (Unaudited)
5          (a)          .....................................  Registrant's Prospectus
           (b)          .....................................  *
           (c)          .....................................  *
           (d)          .....................................  *
           (e)          .....................................  Available Information
           (f)          .....................................  Available Information
6          (a)          .....................................  Prospectus of Dean Witter Global Asset Allocation Fund
           (b)          .....................................  Available Information
           (c)          .....................................  *
           (d)          .....................................  *
7          (a)          .....................................  Introduction -- Proxies
           (b)          .....................................  *
           (c)          .....................................  Introduction; The Reorganization -- Appraisal Rights
8          (a)          .....................................  The Reorganization
           (b)          .....................................  *
9                       .....................................  *
                PART B OF FORM N-14 ITEM NO.                         STATEMENT OF ADDITIONAL INFORMATION HEADING
-------------------------------------------------------------  --------------------------------------------------------
10         (a)          .....................................  Cover Page
           (b)          .....................................  *
11                      .....................................  Table of Contents
12         (a)          .....................................  Additional Information about Dean Witter Strategist Fund
           (b)          .....................................  *
           (c)          .....................................  *
13         (a)          .....................................  Additional Information about Dean Witter Global Asset
                                                                 Allocation Fund
           (b)          .....................................  *
           (c)          .....................................  *
14                      .....................................  Registrant's Annual Report for the fiscal year ended
                                                               July 31, 1997 and Registrant's Semi-Annual Report for
                                                                 the six month period ended January 31, 1998; Dean
                                                                 Witter Global Asset Allocation Fund's Annual Report
                                                                 for the fiscal year ended January 31, 1998.
                PART C OF FORM N-14 ITEM NO.                                  OTHER INFORMATION HEADING
-------------------------------------------------------------  --------------------------------------------------------
15                      .....................................  Indemnification
16                      .....................................  Exhibits
17                      .....................................  Undertakings

---------------

* Not Applicable or negative answer

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998

TO THE SHAREHOLDERS OF DEAN WITTER GLOBAL ASSET ALLOCATION FUND:

     Notice is hereby given of a Special Meeting of the Shareholders of Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset") to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New
York, New York 10048, at           A.M., New York time, on August 19, 1998, and
any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Dean Witter Global Asset and Dean Witter Strategist Fund ("Dean Witter Strategist"), pursuant to which substantially all of the assets of Dean Witter Global Asset would be combined with those of Dean Witter Strategist and shareholders of Dean Witter Global Asset would become shareholders of Dean Witter Strategist receiving shares of Dean Witter Strategist with a value equal to the value of their holdings in Dean Witter Global Asset (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF DEAN WITTER GLOBAL ASSET RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                         By Order of the Board of Trustees,

                                         Barry Fink,
                                         Secretary

June   , 1998

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          DEAN WITTER STRATEGIST FUND

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                          ACQUISITION OF THE ASSETS OF
                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                          DEAN WITTER STRATEGIST FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset") in connection with an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Dean Witter Global Asset will be combined with those of Dean Witter Strategist Fund ("Dean Witter Strategist") in exchange for shares of Dean Witter Strategist. As a result of this transaction, shareholders of Dean Witter Global Asset will become shareholders of Dean Witter Strategist and will receive shares of Dean Witter Strategist with a value equal to the value of their holdings in Dean Witter Global Asset. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Dean Witter Global Asset and Dean Witter Strategist, attached hereto as Exhibit A. The address of Dean Witter Global Asset is that of Dean Witter Strategist set forth above. This Proxy Statement also constitutes a
Prospectus of Dean Witter Strategist, which is dated June   , 1998, filed by
Dean Witter Strategist with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Dean Witter Strategist is an open-end non-diversified management investment company whose investment objective is to maximize total return on its investments. The fund seeks to achieve its objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

     This Proxy Statement and Prospectus sets forth concisely information about Dean Witter Strategist that shareholders of Dean Witter Global Asset should know before voting on the Reorganization Agreement. A copy of the Prospectus for Dean Witter Strategist dated September 26, 1997, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Dean Witter Strategist's Annual Report for the fiscal year ended July 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended January 31, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the
"Additional Statement"), dated June   , 1998, has been filed with the Commission
and is also incorporated herein by reference. Also incorporated herein by reference are Dean Witter Global Asset's Prospectus, dated March 2, 1998, and Annual Report for its fiscal year ended January 31, 1998. Such documents are available without charge by calling (212) 392-2550 or (800) 526-3143 (TOLL
FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED JUNE   , 1998.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
     General................................................    1
     Record Date; Share Information.........................    1
     Proxies................................................    2
     Expenses of Solicitation...............................    2
     Vote Required..........................................    3
SYNOPSIS....................................................    3
     The Reorganization.....................................    3
     Fee Table..............................................    4
     Tax Consequences of the Reorganization.................    8
     Comparison of Dean Witter Global Asset and Dean Witter
      Strategist............................................    8
PRINCIPAL RISK FACTORS......................................   11
THE REORGANIZATION..........................................   12
     The Proposal...........................................   12
     The Board's Consideration..............................   12
     The Reorganization Agreement...........................   13
     Tax Aspects of the Reorganization......................   15
     Description of Shares..................................   16
     Capitalization Table (unaudited).......................   17
     Appraisal Rights.......................................   17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
  RESTRICTIONS..............................................   17
     Investment Objectives and Policies.....................   17
     Investment Restrictions................................   20
ADDITIONAL INFORMATION ABOUT DEAN WITTER GLOBAL ASSET AND
  DEAN WITTER STRATEGIST....................................   20
     General................................................   20
     Financial Information..................................   20
     Management.............................................   20
     Description of Securities and Shareholder Inquiries....   20
     Dividends, Distributions and Taxes.....................   21
     Purchases, Repurchases and Redemptions.................   21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................   21
FINANCIAL STATEMENTS AND EXPERTS............................   21
LEGAL MATTERS...............................................   21
AVAILABLE INFORMATION.......................................   21
OTHER BUSINESS..............................................   22
Exhibit A - Agreement and Plan of Reorganization, dated
  April 30, 1998, by and between Dean Witter Global Asset
  and Dean Witter Strategist................................  A-1

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                         ------------------------------

                         PROXY STATEMENT AND PROSPECTUS

                         ------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998

                                  INTRODUCTION

GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Dean Witter Global Asset (the "Board") of proxies to be used at the Special Meeting of Shareholders of Dean Witter Global Asset to be held in the Career Development Room, Sixty-First Floor, Two
World Trade Center, New York, New York 10048 at      A.M., New York time, on
August 19, 1998, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about
June   , 1998.

     At the Meeting, Dean Witter Global Asset shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Dean Witter Global Asset and Dean Witter Strategist Fund ("Dean Witter Strategist") pursuant to which substantially all of the assets of Dean Witter Global Asset will be combined with those of Dean Witter Strategist in exchange for shares of Dean Witter Strategist. As a result of this transaction, Shareholders will become shareholders of Dean Witter Strategist and will receive shares of Dean Witter Strategist equal to the value of their holdings in Dean Witter Global Asset on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter Global Asset currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter Global Asset will receive Class A, Class B, Class C and Class D shares of Dean Witter Strategist, respectively. The shares to be issued by Dean Witter Strategist pursuant to the Reorganization (the "Dean Witter Strategist Shares") will be issued at net asset value without an initial sales charge. Further information relating to Dean Witter Strategist is set forth herein and in Dean Witter Strategist's current Prospectus, dated September 26, 1997 ("Dean Witter Strategist's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Dean Witter Global Asset contained herein has been supplied by Dean Witter Global Asset and the information concerning Dean Witter Strategist contained herein has been supplied by Dean Witter Strategist.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on June 2, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there
were                  shares of Dean Witter Global Asset issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     [                         was known to own 5% or more of the outstanding
shares of Dean Witter Global Asset as of the Record Date (          shares). As
of the Record Date, the trustees and officers of Dean Witter Global Asset, as a group, owned less than 1% of the outstanding shares of Dean Witter Global Asset.]

     [To the knowledge of Dean Witter Strategist's Board of Trustees, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Dean Witter Strategist. As of the Record Date, the trustees and officers of Dean Witter Strategist, as a group, owned less than 1% of the outstanding shares of Dean Witter Strategist.]

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Dean Witter Global Asset at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Dean Witter Global Asset present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Dean Witter Global Asset which expenses are expected to approximate $78,000. Dean Witter Global Asset and Dean Witter Strategist will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Dean Witter Global Asset, and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     MSDW Trust, an affiliate of InterCapital, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Dean Witter Global Asset has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Dean Witter Global Asset represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Dean Witter Global Asset will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and The Reorganization Agreement in their entirety and, in particular, Dean Witter Strategist's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Dean Witter Global Asset, subject to stated liabilities, to Dean Witter Strategist in exchange for the Dean Witter Strategist Shares. The aggregate net asset value of the Dean Witter Strategist Shares issued in the exchange will equal the aggregate value of the net assets of Dean Witter Global Asset received by Dean Witter Strategist . On or after the closing date scheduled for the Reorganization (the "Closing Date"), Dean Witter Global Asset will distribute the Dean Witter Strategist Shares received by Dean Witter Global Asset to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Dean Witter Global Asset and Dean Witter Global Asset will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Dean Witter Strategist Shares equal in value to such Shareholder's pro rata interest in the net assets of Dean Witter Global Asset transferred to Dean Witter Strategist. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter

Global Asset currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter Global Asset will become holders of Class A, Class B, Class C and Class D shares of Dean Witter Strategist, respectively. Shareholders holding their shares of Dean Witter Global Asset in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Strategist; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Strategist Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF DEAN WITTER GLOBAL ASSET ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF DEAN WITTER GLOBAL ASSET AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     Dean Witter Global Asset and Dean Witter Strategist each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. On July 28, 1997, each of Dean Witter Global Asset and Dean Witter Strategist began offering its shares in multiple classes, each with a different combination of sales charges, ongoing fees and other features. The following table illustrates expenses and fees that each class of shares of Dean Witter Global Asset incurred during the fund's fiscal year ended January 31, 1998 adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. With respect to Dean Witter Strategist, the table sets forth expenses and fees based on the fund's July 31, 1997 fiscal year end, adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. The table also sets forth pro forma fees for the surviving combined fund (Dean Witter Strategist) reflecting what the fee schedule would have been on January 31, 1998, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses

                                                              DEAN WITTER    DEAN WITTER   PRO FORMA
                                                              GLOBAL ASSET   STRATEGIST    COMBINED
                                                              ------------   -----------   ---------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFERING PRICE)
Class A.....................................................     5.25%(1)       5.25%(1)     5.25%(1)
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A.....................................................      none           none         none
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A PERCENTAGE OF
THE LESSER OF ORIGINAL PURCHASE PRICE OR REDEMPTION
PROCEEDS)
Class A.....................................................      none(2)        none(2)      none(2)
Class B.....................................................     5.00%(3)       5.00%(3)     5.00%(3)
Class C.....................................................     1.00%(4)       1.00%(4)     1.00%(4)
Class D.....................................................      none           none         none
REDEMPTION FEES
Class A.....................................................      none           none         none
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none
EXCHANGE FEE
Class A.....................................................      none           none         none
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none

Annual Fund Operating Expenses As a Percentage of Average Net Assets

                                                              DEAN WITTER    DEAN WITTER   PRO FORMA
                                                              GLOBAL ASSET   STRATEGIST    COMBINED
                                                              ------------   -----------   ---------
MANAGEMENT AND ADVISORY FEE
Class A.....................................................     1.00%          0.56%        0.55%(5)
Class B.....................................................     1.00%          0.56%        0.55%(5)
Class C.....................................................     1.00%          0.56%        0.55%(5)
Class D.....................................................     1.00%          0.56%        0.55%(5)
12B-1 FEES(6)(7)(8)
Class A.....................................................     0.25%          0.25%        0.25%
Class B.....................................................     0.94%          0.90%(8)     0.90%
Class C.....................................................     1.00%          1.00%        1.00%
Class D.....................................................      none           none         none

                                                              DEAN WITTER    DEAN WITTER   PRO FORMA
                                                              GLOBAL ASSET   STRATEGIST    COMBINED
                                                              ------------   -----------   ---------
OTHER EXPENSES
Class A.....................................................     0.71%          0.11%        0.12%
Class B.....................................................     0.71%          0.11%        0.12%
Class C.....................................................     0.71%          0.11%        0.12%
Class D.....................................................     0.71%          0.11%        0.12%
TOTAL FUND OPERATING EXPENSES
Class A.....................................................     1.96%          0.92%        0.92%
Class B.....................................................     2.65%          1.57%        1.57%
Class C.....................................................     2.71%          1.67%        1.67%
Class D.....................................................     1.71%          0.67%        0.67%

---------------

(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) This rate reflects the anticipated lower advisory fee of Dean Witter Strategist obtained by the effect of having additional assets at a lower breakpoint in the advisory fee upon the combination of the two funds based upon Dean Witter Global Asset's average net assets for the year ended January 31, 1998 and Dean Witter Strategist's average net assets for the twelve months ended January 31, 1998, thus, a scaling down of the advisory fee to the effective advisory fee rate shown.

(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

(8) The 12b-1 fee has been restated to reflect what the fee would have been if the shares that were designated Class D shares on July 28, 1997 had not been included in Dean Witter Strategist during the fiscal year ended July 31, 1997. The actual 12b-1 fee was 0.89%.

HYPOTHETICAL EXPENSES

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Dean Witter Global Asset or Dean Witter Strategist or the new combined fund (Dean Witter Strategist), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Dean Witter Global Asset
     Class A...............................................   $71      $111      $153       $269
     Class B...............................................   $77      $112      $161       $298
     Class C...............................................   $37      $ 84      $143       $304
     Class D...............................................   $17      $ 54      $ 93       $202
Dean Witter Strategist
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $66      $ 80      $106       $187
     Class C...............................................   $27      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83
Pro Forma Combined
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $66      $ 80      $106       $187
     Class C...............................................   $27      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83

If such investment was not redeemed, the investor would incur the following expenses:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Dean Witter Global Asset
     Class A...............................................   $71      $111      $153       $269
     Class B...............................................   $27      $ 82      $141       $298
     Class C...............................................   $27      $ 84      $143       $304
     Class D...............................................   $17      $ 54      $ 93       $202
Dean Witter Strategist
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $16      $ 50      $ 86       $187
     Class C...............................................   $17      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83
Pro Forma Combined
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $16      $ 50      $ 86       $187
     Class C...............................................   $17      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B

AND CLASS C SHARES OF DEAN WITTER GLOBAL ASSET AND DEAN WITTER STRATEGIST MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Dean Witter Global Asset will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Dean Witter Global Asset or the shareholders of Dean Witter Global Asset for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF DEAN WITTER GLOBAL ASSET AND DEAN WITTER STRATEGIST

     INVESTMENT OBJECTIVES AND POLICIES. Dean Witter Global Asset and Dean Witter Strategist each are funds which allocate their assets among asset categories of equity securities, fixed-income securities and money market instruments. The investment objective of Dean Witter Global Asset is to seek long-term total return on its investments. The investment objective of Dean Witter Strategist is to maximize the total return on its investments. Both funds seek to achieve their objective through an asset allocation investment policy among asset categories of equity securities, fixed-income securities and money market instruments. Dean Witter Global Asset may invest its assets in any combination of U.S. and foreign equity, debt and money market securities and, under normal market conditions, the fund will have at least 65% of its total asset invested in securities issued in at least three separate countries (including the U.S.). Dean Witter Strategist may also invest its assets in any combination or amount of equity and debt securities and money market instruments but not more than 20% of its total assets may be invested in securities issued by foreign issuers and foreign governments and not more than 10% of its total assets may be invested in securities denominated in foreign currencies. The processes by which each fund allocates its assets may differ and are fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both funds are similar; the principal differences between them are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Dean Witter Global Asset and Dean Witter Strategist are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Dean Witter Global Asset obtains management services from InterCapital, and sub-advisory investment services from Morgan Grenfell Investment Services Limited ("Morgan Grenfell") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). Morgan Grenfell, subject to the overall supervision of the Investment Manager and the Trustees of Dean Witter Global Asset, assists the Investment Manager in determining the asset allocations of Dean Witter Global Asset, and manages the portion of Dean Witter Global Asset's portfolio invested in securities issued by issuers located outside of the Western Hemisphere. Prior to March 1998, TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of the TCW Group, Inc., served as a sub-adviser to the Dean Witter Global Asset pursuant to a sub-advisory agreement between InterCapital and TCW relating to the portion of Dean Witter Global Asset's portfolio invested in securities of issuers located in Canada and Latin America. In October 1997, TCW indicated its intention to resign as sub-adviser. Prior to November 6, 1997, InterCapital informed the Board of Trustees of its intention to assume the investment management function performed by TCW. On November 6, 1997, the Board approved the submission to shareholders for approval at a special meeting of shareholders of a new Investment Management

Agreement between Dean Witter Global Asset and InterCapital. The new Investment Management Agreement clarified InterCapital's ability to manage all or part of Dean Witter Global Asset's portfolio itself, rather than through a sub-adviser. Dean Witter Global Asset's shareholders approved the new Investment Management Agreement at a meeting held on February 26, 1998. TCW's resignation and the new Investment Management Agreement became effective on March 2, 1998.

     As compensation for such management services, Dean Witter Global Asset pays InterCapital monthly compensation calculated daily by applying the annual rate of 1.0% to the fund's average daily net assets. As compensation for the services provided pursuant to the Sub-Advisory Agreement between InterCapital and Morgan Grenfell, InterCapital pays Morgan Grenfell monthly compensation equal to 30% of the monthly compensation which InterCapital receives from the fund. Dean Witter Strategist also obtains investment management services from InterCapital. As compensation for such services, Dean Witter Strategist pays InterCapital monthly compensation calculated daily by applying the annual rate of 0.60% to the fund's average daily net assets not exceeding $500 million; 0.55% to the portion of such daily net assets exceeding $500 million, but not exceeding $1 billion; 0.50% to the portion of such daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.475% to the portion of such daily net assets exceeding $1.5 billion but not excceding $2 billion; and 0.45% to the portion of such daily net assets exceeding $2 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Dean Witter Global Asset and Dean Witter Strategist have adopted identical distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of each fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Dean Witter Global Asset's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. In the case of Dean Witter Strategist's Class B shares, Dean Witter Strategist's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of (i) 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares since the implementation of the Plan on November 8, 1989 or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Dean Witter Strategist's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Strategist's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Dean Witter Global Asset and Dean Witter Strategist are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Dean Witter Global Asset and Dean Witter Strategist pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):

                                              CLASS B SHARES OF DEAN WITTER GLOBAL ASSET AND
      YEAR SINCE PURCHASE PAYMENT MADE                    DEAN WITTER STRATEGIST
--------------------------------------------  ----------------------------------------------
First.......................................                       5.0%
Second......................................                       4.0%
Third.......................................                       3.0%
Fourth......................................                       2.0%
Fifth.......................................                       2.0%
Sixth.......................................                       1.0%
Seventh and thereafter......................                       none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Dean Witter Strategist and Dean Witter Global Asset are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Dean Witter Strategist's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Strategist's Prospectus.

     Shares of each class of Dean Witter Global Asset and Dean Witter Strategist may be exchanged for shares of the same class of any other Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Dean Witter Global Asset and Dean Witter Strategist may be exchanged for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and the five Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Dean Witter Global Asset and Dean Witter Strategist may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, and Class B shares of Dean Witter Global Asset and Dean Witter Strategist may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., all without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Dean Witter Strategist).

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Dean Witter Strategist or Dean Witter Global Asset shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Dean Witter Global Asset and Dean Witter Strategist provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Dean Witter Strategist, see the section entitled "Shareholder Services" in Dean Witter Strategist's Prospectus.

     Shareholders of Dean Witter Global Asset and Dean Witter Strategist may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Dean Witter Global Asset and Dean Witter Strategist offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Dean Witter Global Asset and Dean Witter Strategist may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Dean Witter Global Asset pays dividends at least once per year from the net investment income of the fund and Dean Witter Strategist pays quarterly dividends from the net investment income of the fund. Both funds distribute net short-term and long-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                             PRINCIPAL RISK FACTORS

     The net asset value of Dean Witter Strategist and Dean Witter Global Asset will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise. With respect to fixed-income securities, both funds may invest their assets in investment grade fixed-income securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") (or, additionally, in the case of Dean Witter Global Asset, rated investment grade by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by the Investment Manager and/or Sub-Adviser. However, Dean Witter Global Asset may invest up to 10% of its total assets in fixed-income securities (including convertible securities) which are rated below investment grade by a NRSRO or which are unrated. Fixed-income securities rated Baa by Moody's or BBB by S&P, while considered investment grade, have speculative characteristics greater than those of more highly rated bonds and fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of securities with higher ratings.

     Both funds may invest all or a portion (up to 20% for Dean Witter Strategist) of their assets in foreign securities and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Dean Witter Strategist is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940 (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the fund has qualified and intends to continue to qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

     Dean Witter Global Asset may enter into foreign currency exchange contracts as a hedge against fluctuations in future foreign exchange rates, and both funds may enter into repurchase agreements, and reverse repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, and may enter into options and futures transactions for hedging purposes, all of which involve certain special risks.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations" in the Prospectus of Dean Witter Global Asset and "Investment Objective and Policies" in Dean Witter Strategist's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Dean Witter Global Asset, including the Independent Trustees, having reviewed the financial position of Dean Witter Global Asset and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Dean Witter Global Asset and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Dean Witter Global Asset.

THE BOARD'S CONSIDERATION

     At a meeting held on April 30, 1998, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Dean Witter Global Asset and Dean Witter Strategist. The Board also considered other factors, including, but not limited to: the comparative investment performance and past growth in assets of Dean Witter Global Asset and Dean Witter Strategist; the compatibility of the investment objectives, policies, restrictions and portfolios of Dean Witter Global Asset and Dean Witter Strategist; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Dean Witter Global Asset and Dean Witter Strategist in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Dean Witter Global Asset considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the actual expenses per share of each corresponding class of Dean Witter Global Asset. In part, this is because the current rate of the investment management fee payable by the surviving Dean Witter Strategist fund (0.55% of average daily net assets) would be lower than the rate of the investment management fee currently paid by Dean Witter Global Asset (1.0% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Dean Witter Global Asset was higher (for its fiscal year ended January 31, 1998) than the expense ratio for each class of Dean Witter Strategist (for the fiscal year ended July 31, 1997).

     2. Shareholders would have a continued participation in a fund with an asset allocation strategy through investment in Dean Witter Strategist, which has a similar investment objective to that of Dean Witter Global Asset.

     3. The Board also considered that the assets of Dean Witter Strategist have continued to increase and grew from approximately $1,259,304,733 at July 31, 1996 to $1,599,011,147 at July 31, 1997, its past fiscal year end. By comparison, the assets of Dean Witter Global Asset declined during its past fiscal year from approximately $65,313,790 at January 31, 1997 to $52,471,537 at January 31, 1998. The Board noted that the assets of Dean Witter Global Asset may continue to decline and considered the adverse effects that a shrinking asset base is likely to have on expenses and performance.

     4. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Dean Witter Global Asset or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Dean Witter Strategist, including a majority of the Independent Trustees of Dean Witter Strategist, also have determined that the Reorganization is in the best interests of Dean Witter Strategist and its shareholders and that the interests of existing shareholders of Dean Witter Strategist will not be diluted as a result thereof. The transaction will enable Dean Witter Strategist to acquire investment securities which are consistent with Dean Witter Strategist's investment objective, without the brokerage costs attendant to the purchase of such securities in the market and without any cost to effect the Reorganization itself. Also, the addition of assets to Dean Witter Strategist's portfolio may result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the fee schedule. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Dean Witter Global Asset will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Dean Witter Global Asset as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Dean Witter Strategist on the Closing Date in exchange for the assumption by Dean Witter Strategist of stated liabilities of Dean Witter Global Asset, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Dean Witter Global Asset prepared by the Treasurer of Dean Witter Global Asset as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of Dean Witter Strategist Shares; (ii) such Dean Witter Strategist Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Dean Witter Global Asset would be dissolved; and
(iv) the outstanding shares of Dean Witter Global Asset would be canceled.

     The number of Dean Witter Strategist Shares to be delivered to Dean Witter Global Asset will be determined by dividing the aggregate net asset value of each class of shares of Dean Witter Global Asset acquired by Dean Witter Strategist by the net asset value per share of the corresponding class of shares of Dean Witter Strategist; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Dean Witter Global Asset and Dean Witter Strategist may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Dean Witter Global Asset had an aggregate net asset value (not including any Cash Reserve of Dean Witter Global Asset) of $100,000. If the net asset value per Class B share of Dean Witter Strategist were $10 per share at the close of business on the Valuation Date, the number of Class B shares to be issued would be 10,000 ($100,000 / $10). These 10,000 Class B shares of Dean Witter Strategist would be distributed to the former Class B shareholders of Dean Witter Global Asset. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Dean Witter Global Asset will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Dean Witter Strategist Shares it receives. Each Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter Global Asset currently held by that Shareholder. Accordingly, the Dean Witter Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter Global Asset, respectively. Dean Witter Strategist will cause its transfer agent to credit and confirm an appropriate number of Dean Witter Strategist Shares to each Shareholder. Certificates for Dean Witter Strategist Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Dean Witter Strategist. Shareholders who wish to receive certificates representing their Dean Witter Strategist Shares must, after receipt of their confirmations, make a written request to Dean Witter Strategist's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Dean Witter Global Asset holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Strategist; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Strategist Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Dean Witter Global Asset or Dean Witter Strategist. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Dean Witter Strategist to be distributed. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Dean Witter Global Asset, which expenses are expected to approximate $78,000. Dean Witter Global Asset and Dean Witter Strategist will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Dean Witter Global Asset and Dean Witter Strategist. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by November 30, 1998, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Dean Witter Global Asset shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Dean Witter Global Asset that received Dean Witter Strategist Shares. Dean Witter Global Asset shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Dean Witter Strategist to Shareholders of record of Dean Witter Global Asset.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Dean Witter Global Asset (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Dean Witter Strategist Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Dean Witter Global Asset recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Dean Witter Global Asset at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Dean Witter Global Asset thereafter will be treated as requests for redemption of shares of Dean Witter Strategist.

TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Dean Witter Global Asset will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Dean Witter Global Asset's investment company taxable income for all periods since the inception of Dean Witter Global Asset through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Dean Witter Global Asset's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Dean Witter Global Asset and Dean Witter Strategist have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Dean Witter Strategist Shares received in the transaction that would reduce Shareholders' ownership of Dean Witter Strategist Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Dean Witter Global Asset shares as of the same date. Dean Witter Global Asset and Dean Witter Strategist have each further represented that, as of the Closing Date, Dean Witter Global Asset and Dean Witter Strategist will qualify as regulated investment companies.

     As a condition to the Reorganization, Dean Witter Global Asset and Dean Witter Strategist will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Dean Witter Global Asset and Dean Witter
Strategist:

     1. The transfer of substantially all of Dean Witter Global Asset's assets in exchange for the Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of certain stated liabilities of Dean Witter Global Asset followed by the distribution by Dean Witter Global Asset of the Dean Witter Strategist Shares to Shareholders in exchange for their Dean Witter Global Asset shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Dean Witter Global Asset and Dean Witter Strategist will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by Dean Witter Strategist upon the receipt of the assets of Dean Witter Global Asset solely in exchange for the Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities of Dean Witter Global Asset;

     3. No gain or loss will be recognized by Dean Witter Global Asset upon the transfer of the assets of Dean Witter Global Asset to Dean Witter Strategist in exchange for the Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities or upon the distribution of Dean Witter Strategist Shares to Shareholders in exchange for their Dean Witter Global Asset shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Dean Witter Global Asset for the Dean Witter Strategist Shares;

     5. The aggregate tax basis for the Dean Witter Strategist Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Dean Witter Global Asset held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Dean Witter Strategist Shares to be received by each Shareholder will include the period during which the shares in Dean Witter Global Asset surrendered in exchange therefor were held (provided such shares in Dean Witter Global Asset were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Dean Witter Global Asset acquired by Dean Witter Strategist will be the same as the tax basis of such assets to Dean Witter Global Asset immediately prior to the Reorganization; and

     8. The holding period of the assets of Dean Witter Global Asset in the hands of Dean Witter Strategist will include the period during which those assets were held by Dean Witter Global Asset.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

     Dean Witter Strategist shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Dean Witter Strategist and transferable without restrictions and will have no preemptive rights. Class B shares of Dean Witter Strategist, like Class B shares of Dean Witter Global Asset, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Dean Witter Strategist and Dean Witter Global Asset as of January 31, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                      NET ASSET
                                                                          SHARES        VALUE
                       CLASS A                           NET ASSETS     OUTSTANDING   PER SHARE
-----------------------------------------------------    ----------     -----------   ---------
Dean Witter Global Asset.............................  $       26,956        2,344     $11.50
Dean Witter Strategist...............................  $   19,436,107    1,077,245     $18.04
Combined Fund (pro forma)............................  $   19,463,063    1,078,739     $18.04

                       CLASS B
-----------------------------------------------------
Dean Witter Global Asset.............................  $   52,374,341    4,568,443     $11.46
Dean Witter Strategist...............................  $1,507,103,949   83,545,891     $18.04
Combined Fund (pro forma)............................  $1,559,478,290   86,449,125     $18.04
                                                                                      NET ASSET
                                                                          SHARES        VALUE
                       CLASS C                           NET ASSETS     OUTSTANDING   PER SHARE
-----------------------------------------------------  --------------   ----------     ------
Dean Witter Global Asset.............................  $       53,358        4,660     $11.45
Dean Witter Strategist...............................  $    3,006,533      166,851     $18.02
Combined Fund (pro forma)............................  $    3,059,891      169,812     $18.02

                       CLASS D
-----------------------------------------------------
Dean Witter Global Asset.............................  $       16,882        1,467     $11.51
Dean Witter Strategist...............................  $   57,066,917    3,160,930     $18.05
Combined Fund (pro forma)............................  $   57,083,799    3,161,865     $18.05

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Dean Witter Global Asset and Dean Witter Strategist each are funds which allocate their assets among asset categories of equity securities, fixed-income securities, and money market instruments. The investment objective of Dean Witter Global Asset is long-term total return on its investments. The investment objective of Dean Witter

Strategist is to maximize the total return on its investments. Dean Witter Global Asset seeks to achieve its objective through a managed investment policy utilizing a portfolio of U.S. and foreign equity, debt and money market securities. Dean Witter Strategist seeks to achieve its objective by actively allocating its assets among major asset categories of equity securities, fixed-income securities and money market instruments.

     Dean Witter Strategist actively allocates its assets to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market potential return is higher. Short duration bonds and money market instruments can be used to soften market declines when both bonds and equities are fully priced. Within the equity sector, the fund may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the Fund may invest are short-term to intermediate (one to five year maturities) and intermediate to long-term (greater than five year maturities) debt securities and preferred stocks, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality. The money market portion of the Fund's portfolio may contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

     Dean Witter Global Asset allocates and periodically reallocates the composition of its assets based upon an overall evaluation by the Investment Manager and Sub-Adviser of global monetary, economic and financial market trends and the anticipated relative total return on securities available in different capital markets around the world. Therefore, at any given time, the Fund's assets may be invested in any amounts of either U.S. or foreign equity or fixed-income (including money market) securities, or in any combination thereof. Under normal circumstances, the Fund will have at least 65% of its total assets invested in securities issued in at least three separate countries (including the U.S.). Within the equity sector, the fund may purchase equity securities (including convertible debt obligations and, except for certain foreign jurisdictions, convertible preferred stock) sold on the New York, American and other domestic and foreign stock exchanges and in the over-the-counter market. The fixed-income securities in which the fund may invest include debt securities with maturities of greater than one year, which are issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt securities and preferred stocks issued by U.S. and foreign corporations and other similar business entities. The fund may also invest in fixed-income securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (the "World Bank"). Generally, the fixed-income securities (including "convertible" securities, see below) in which the Fund may invest will be rated at the time of their purchase. BBB or better by S&P or Baa or better by Moody's, or investment grade by a NRSRO, or which, if unrated, are deemed to be of comparable quality by the fund's Investment Manager and/or Sub-Adviser. However, the fund may invest up to 10% of its total assets in fixed-income securities (including convertible securities) which are rated below investment grade by a NRSRO or which are unrated. The money market portion of the fund's portfolio may contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. and foreign government securities; domestic and foreign bank obligations; certificates of deposit issued by foreign and domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Also included within the money market sector are repurchase agreements and reverse repurchase agreements with maturities of under thirteen months.

     Both funds may invest their assets in foreign securities, including securities of foreign issuers in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") although Dean Witter Strategist may only invest up to 20% of its total assets in foreign securities and may not invest more than 10% of its total assets in securities denominated in foreign currencies; Dean Witter Global Asset has no such limitations and under normal market conditions, at least 65% of its total assets will be invested in at least three separate countries (including the U.S.). Additionally, Dean Witter Global Asset may enter into forward foreign currency exchange contracts in connection with its foreign securities investments as a hedge against fluctuations in future foreign exchange rates.

     Both Dean Witter Global Asset and Dean Witter Strategist may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and may purchase and sell (write) options on the U.S. dollar which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Additionally, Dean Witter Global Asset may purchase and sell (write) options on portfolio securities denominated in foreign currencies in the manner set forth above. Both funds may write covered call options on such securities without limit, in order to hedge against the decline in the value of a security or currency (in the case of Dean Witter Global Asset) in which such security is denominated, to earn additional income and or to close out long call option positions. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 5% of their respective total assets. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Both funds may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities and, in the case of Dean Witter Global Asset on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures).

     Both Dean Witter Strategist and Dean Witter Global Asset may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements,
(v) enter into reverse repurchase agreements, (vi) purchase rights and warrants and (vii) invest in zero coupon securities.

     Additionally, Dean Witter Global Asset may invest in adjustable rate mortgage securities, may utilize dollar rolls as an investment technique and may invest up to 10% of its total assets in shares of other investment companies. Dean Witter Strategist's current investment policies do not permit such investments, however, Dean Witter Strategist may invest in real estate investment trusts whereas Dean Witter Global Asset may not.

     The investment policies of both Dean Witter Global Asset and Dean Witter Strategist are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Dean Witter Global Asset and Dean Witter Strategist as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Dean Witter Global Asset has a fundamental restriction that it may not, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, whereas Dean Witter Strategist is not subject to such percentage limitations due to the fact that it is a non-diversified fund and (b) Dean Witter Strategist may not purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets. Dean Witter Global Asset has no such limitation.

     In addition, Dean Witter Strategist has a fundamental restriction that it may not invest in securities of any issuer if, in the exercise of reasonable diligence, the fund has determined that any officer or trustee of the fund or of the fund's investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; Dean Witter Global Asset has no such limitation.

             ADDITIONAL INFORMATION ABOUT DEAN WITTER GLOBAL ASSET
                           AND DEAN WITTER STRATEGIST

GENERAL

     For a discussion of the organization and operation of Dean Witter Strategist and Dean Witter Global Asset, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

     For certain financial information about Dean Witter Strategist and Dean Witter Global Asset, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, investment manager, sub-adviser (in the case of Dean Witter Global Asset) and the Distributor of Dean Witter Strategist and Dean Witter Global Asset, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Dean Witter Global Asset and Dean Witter Strategist, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Dean Witter Strategist's and Dean Witter Global Asset's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Dean Witter Strategist's and Dean Witter Global Asset's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares", "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Dean Witter Strategist's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended July 31, 1997 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Dean Witter Global Asset, see its Annual Report for its fiscal year ended January 31, 1998.

                        FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Dean Witter Strategist, for the year ended July 31, 1997, and Dean Witter Global Asset, for the year ended January 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part have been audited by Price Waterhouse LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Dean Witter Strategist will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Dean Witter Global Asset and Dean Witter Strategist is available, as applicable, in the following documents which are incorporated herein by reference: (i) Dean Witter Strategist's Prospectus dated September 26, 1997, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 11 to Dean Witter Strategist's Registration Statement on Form N-1A (File Nos. 33-23669; 811-5654); (ii) Dean Witter Strategist's Annual Report for its fiscal year ended July 31, 1997 and its unaudited Semi-Annual Report for the six months ended January 31, 1998, accompanying this Proxy Statement and Prospectus; (iii) Dean Witter Global Asset's Prospectus dated March 2, 1998, which Prospectus forms a part of Post-Effective Amendment No. 6 to Dean Witter Global Asset's Registration Statement on Form N-1A (File Nos. 33-56239; 811-07233); and (iv) Dean Witter Global Asset's Annual Report for the fiscal year January 31, 1998. The foregoing documents may be obtained without charge by calling (212) 392-2550 or (800) 869-NEWS (toll-free).

     Dean Witter Global Asset and Dean Witter Strategist are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Dean Witter Global Asset and Dean Witter Strategist which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

     Management of Dean Witter Global Asset knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                         By Order of the Board of Trustees

                                         Barry Fink,
                                         Secretary

June   , 1998

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 30th day of April, 1998, by and between DEAN WITTER STRATEGIST FUND, a Massachusetts business trust ("Dean Witter Strategist") and DEAN WITTER GLOBAL ASSET ALLOCATION FUND, a Massachusetts business trust ("Dean Witter Global Asset").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Dean Witter Strategist of substantially all of the assets of Dean Witter Global Asset in exchange for the assumption by Dean Witter Strategist of all stated liabilities of Dean Witter Global Asset and the issuance by Dean Witter Strategist of shares of beneficial interest, par value $0.01 per share (the "Dean Witter Strategist Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Dean Witter Global Asset in liquidation of Dean Witter Global Asset as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF DEAN WITTER GLOBAL ASSET

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Dean Witter Global Asset agrees to assign, deliver and otherwise transfer the Dean Witter Global Asset Assets (as defined in paragraph 1.2) to Dean Witter Strategist and Dean Witter Strategist agrees in exchange therefor to assume all of Dean Witter Global Asset's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Dean Witter Global Asset the number of Dean Witter Strategist Shares, including fractional Dean Witter Strategist Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Dean Witter Global Asset Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Dean Witter Global Asset, and any deferred or prepaid expenses shown as an asset on Dean Witter Global Asset's books on the Valuation Date.

         (b) On or prior to the Valuation Date, Dean Witter Global Asset will provide Dean Witter Strategist with a list of all of Dean Witter Global Asset's assets to be assigned, delivered and otherwise transferred to Dean Witter Strategist and of the stated liabilities to be assumed by Dean Witter Strategist pursuant to this Agreement. Dean Witter Global Asset reserves the right to sell any of the securities on such list but will not, without the prior approval of Dean Witter Strategist, acquire any additional securities other than securities of the type in which Dean Witter Strategist is permitted to invest and in amounts agreed to in writing by Dean Witter Strategist. Dean Witter Strategist will, within a reasonable time prior to the Valuation Date, furnish Dean Witter Global Asset with a statement of Dean Witter Strategist's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Dean Witter Strategist's investment objective, policies and restrictions. In the event that Dean Witter Global Asset holds any investments that Dean Witter Strategist is not permitted to hold, Dean Witter Global Asset will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Dean Witter Global Asset and Dean

Witter Strategist, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Dean Witter Strategist with respect to such investments, Dean Witter Global Asset if requested by Dean Witter Strategist will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Dean Witter Global Asset will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Dean Witter Strategist will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Dean Witter Global Asset prepared by the Treasurer of Dean Witter Global Asset as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

         (b) On the Valuation Date, Dean Witter Global Asset may establish a cash reserve, which shall not exceed 5% of Dean Witter Global Asset's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Dean Witter Global Asset and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Dean Witter Global Asset to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Dean Witter Global Asset will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Dean Witter Global Asset will distribute Dean Witter Strategist Shares received by Dean Witter Global Asset pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Dean Witter Global Asset Shareholders"). Each Dean Witter Global Asset Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter Global Asset currently held by that Dean Witter Global Asset Shareholder. Accordingly, the Dean Witter Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter Global Asset, respectively. Such distribution will be accomplished by an instruction, signed by Dean Witter Global Asset's Secretary, to transfer Dean Witter Strategist Shares then credited to Dean Witter Global Asset's account on the books of Dean Witter Strategist to open accounts on the books of Dean Witter Strategist in the names of the Dean Witter Global Asset Shareholders and representing the respective pro rata number of Dean Witter Strategist Shares due such Dean Witter Global Asset Shareholders. All issued and outstanding shares of Dean Witter Global Asset simultaneously will be canceled on Dean Witter Global Asset's books; however, share certificates representing interests in Dean Witter Global Asset will represent a number of Dean Witter Strategist Shares after the Closing Date as determined in accordance with paragraph 2.3. Dean Witter Strategist will issue certificates representing Dean Witter Strategist Shares in connection with such exchange only upon the written request of a Dean Witter Global Asset Shareholder.

     1.6 Ownership of Dean Witter Strategist Shares will be shown on the books of Dean Witter Strategist's transfer agent. Dean Witter Strategist Shares will be issued in the manner described in Dean Witter Strategist's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Dean Witter Strategist Shares in a name other than the registered holder of Dean Witter Strategist Shares on Dean Witter Global Asset's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Dean Witter Strategist Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Dean Witter Global Asset is and shall remain the responsibility of Dean Witter Global Asset up to and including the date on which Dean Witter Global Asset is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Dean Witter Global Asset shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Dean Witter Global Asset as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Dean Witter Global Asset shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of Dean Witter Global Asset in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Dean Witter Strategist or their designee and Dean Witter Strategist or its designee shall comply with applicable record retention requirements to which Dean Witter Global Asset is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the Dean Witter Global Asset Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Dean Witter Global Asset of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Dean Witter Strategist's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Dean Witter Strategist Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Dean Witter Strategist's then current Prospectus and Statement of Additional Information.

     2.3 The number of Dean Witter Strategist Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Dean Witter Global Asset shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Dean Witter Strategist (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Dean Witter Global Asset shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing Dean Witter Strategist. Dean Witter Strategist shall cause Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Dean Witter Global Asset and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Dean Witter Strategist, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Dean Witter Global Asset to the Custodian for the account of Dean Witter Strategist on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Dean Witter Strategist Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Dean Witter Strategist and Dean Witter Global Asset, accurate appraisal of the value of the net assets of Dean Witter Strategist or the Dean Witter Global Asset Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Dean Witter Global Asset shall deliver to Dean Witter Strategist or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Dean Witter Global Asset Shareholders and the number and percentage ownership of outstanding Dean Witter Global Asset shares owned by each such Dean Witter Global Asset Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Dean Witter Global Asset Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Dean Witter Strategist shall issue and deliver to such Secretary a confirmation evidencing delivery of Dean Witter Strategist Shares to be credited on the Closing Date to Dean Witter Global Asset or provide evidence satisfactory to Dean Witter Global Asset that such Dean Witter Strategist Shares have been credited to Dean Witter Global Asset's account on the books of Dean Witter Strategist. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF DEAN WITTER STRATEGIST AND DEAN WITTER GLOBAL ASSET

     4.1 Except as otherwise expressly provided herein with respect to Dean Witter Global Asset, Dean Witter Strategist and Dean Witter Global Asset each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Dean Witter Strategist will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Dean Witter Strategist Shares ("Registration Statement"). Dean Witter Global Asset will provide Dean Witter Strategist with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Dean Witter Global Asset will further provide Dean Witter Strategist with such other information and documents relating to Dean Witter Strategist as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Dean Witter Global Asset will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Dean Witter Global Asset will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Dean Witter Strategist will furnish Dean Witter Global Asset with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Dean Witter Strategist as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Dean Witter Global Asset will assist Dean Witter Strategist in obtaining such information as Dean Witter Strategist reasonably requests concerning the beneficial ownership of Dean Witter Global Asset shares.

     4.5 Subject to the provisions of this Agreement, Dean Witter Strategist and Dean Witter Global Asset will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Dean Witter Global Asset shall furnish or cause to be furnished to Dean Witter Strategist within 30 days after the Closing Date a statement of Dean Witter Global Asset's assets and liabilities as of the Closing Date, which statement shall be certified by Dean Witter Global Asset's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Dean Witter Global Asset shall furnish Dean Witter Strategist, in such form as is reasonably satisfactory to Dean Witter Strategist, a statement certified by Dean Witter Global Asset's Treasurer of Dean Witter Global Asset's earnings and profits for Federal income tax purposes that will be carried over to Dean Witter Strategist pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Dean Witter Global Asset (a) shall prepare and file all Federal and other tax returns and reports of Dean Witter Global Asset required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Dean Witter Strategist agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Dean Witter Strategist represents and warrants to Dean Witter Global Asset as follows:

         (a) Dean Witter Strategist is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Dean Witter Strategist have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Dean Witter Strategist are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter Strategist is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter Strategist conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter Strategist is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Dean Witter Strategist's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter Strategist is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter Strategist or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter Strategist knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended July 31, 1997, of Dean Witter Strategist certified by Price Waterhouse LLP (copies of which have been furnished to Dean Witter Global Asset), fairly present, in all material respects, Dean Witter Strategist's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Dean Witter Strategist (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Dean Witter Strategist Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Strategist's current Prospectus incorporated by reference in the Registration Statement. Dean Witter Strategist does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Dean Witter Strategist, and this Agreement constitutes a valid and binding obligation of Dean Witter Strategist enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter Strategist's performance of this Agreement;

         (j) Dean Witter Strategist Shares to be issued and delivered to Dean Witter Global Asset, for the account of the Dean Witter Global Asset Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Dean Witter Strategist Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Strategist's current Prospectus incorporated by reference in the Registration Statement;

         (k) All material Federal and other tax returns and reports of Dean Witter Strategist required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter Strategist's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter Strategist has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter Strategist to continue to meet the requirements of Subchapter M of the Code;

         (m) Since July 31, 1997 there has been no change by Dean Witter Strategist in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Dean Witter Strategist for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Dean Witter Strategist) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Dean Witter Global Asset represents and warrants to Dean Witter Strategist as follows:

         (a) Dean Witter Global Asset is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter Global Asset is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Dean Witter Global Asset have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Dean Witter Global Asset are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter Global Asset is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter Global Asset conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter Global Asset is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Dean Witter Global Asset's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter Global Asset is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter Global Asset or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter Global Asset knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Dean Witter Global Asset for the year ended January 31, 1998, certified by Price Waterhouse LLP (copies of which have been or will be furnished to Dean Witter Strategist) fairly present, in all material respects, Dean Witter Global Asset's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Dean Witter Global Asset (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Dean Witter Global Asset has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Dean Witter Global Asset are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Global Asset's current Prospectus incorporated by reference in the Registration Statement. Dean Witter Global Asset does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Dean Witter Strategist pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Dean Witter Global Asset, and subject to the approval of Dean Witter Global Asset's shareholders, this Agreement constitutes a valid and binding obligation of Dean Witter Global Asset, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter Global Asset's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of Dean Witter Global Asset required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter Global Asset's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter Global Asset has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter Global Asset to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Dean Witter Global Asset will have good and valid title to the Dean Witter Global Asset Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Dean Witter Global Asset which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Dean Witter Strategist will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Dean Witter Global Asset's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Dean Witter Strategist Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Dean Witter Global Asset for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) Dean Witter Global Asset will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Dean Witter Global Asset has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Dean Witter Global Asset is not acquiring Dean Witter Strategist Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER GLOBAL ASSET

     The obligations of Dean Witter Global Asset to consummate the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter Strategist of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Dean Witter Strategist contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Dean Witter Strategist shall have delivered to Dean Witter Global Asset a certificate of its President and Treasurer, in a form reasonably satisfactory to Dean Witter Global Asset and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter Strategist made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter Global Asset shall reasonably request;

     6.3 Dean Witter Global Asset shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter Strategist, dated as of the Closing Date, to the effect that:

         (a) Dean Witter Strategist is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter Strategist and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter Global Asset, is a valid and binding obligation of Dean Witter Strategist enforceable against Dean Witter Strategist in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Dean Witter Strategist Shares to be issued to Dean Witter Global Asset Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Dean Witter Strategist's Prospectus), and no shareholder of Dean Witter Strategist has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter Strategist's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter Strategist of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Dean Witter Strategist's 12b-1 plan of distribution from those described in Dean Witter Strategist's Prospectus and Statement of Additional Information dated September 26, 1997.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER STRATEGIST

     The obligations of Dean Witter Strategist to complete the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter Global Asset of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Dean Witter Global Asset contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Dean Witter Global Asset shall have delivered to Dean Witter Strategist at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Dean Witter Strategist and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter Global Asset made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter Strategist shall reasonably request;

     7.3 Dean Witter Global Asset shall have delivered to Dean Witter Strategist a statement of the Dean Witter Global Asset Assets and its liabilities, together with a list of Dean Witter Global Asset's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Dean Witter Global Asset;

     7.4 Dean Witter Global Asset shall have delivered to Dean Witter Strategist within three business days after the Closing a letter from Price Waterhouse LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Dean Witter Global Asset for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Dean Witter Global Asset for the periods covered thereby, (b) for the period from January 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from January 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Dean Witter Global Asset would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Dean Witter Strategist shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter Global Asset, dated as of the Closing Date to the effect that:

         (a) Dean Witter Global Asset is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter Global Asset is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter Global Asset and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter Strategist, is a valid and binding obligation of Dean Witter Global Asset enforceable against Dean Witter Global Asset in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter Global Asset's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter Global Asset of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Dean Witter Global Asset Assets shall include no assets that Dean Witter Strategist, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER STRATEGIST AND DEAN WITTER GLOBAL ASSET

     The obligations of Dean Witter Global Asset and Dean Witter Strategist hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Dean Witter Global Asset in accordance with the provisions of Dean Witter Global Asset's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Dean Witter Strategist;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Dean Witter Strategist or Dean Witter Global Asset to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Dean Witter Strategist or Dean Witter Global Asset;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Dean Witter Global Asset shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Dean Witter Global Asset Shareholders all of Dean Witter Global Asset's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Dean Witter Strategist and Dean Witter Global Asset, which opinion may be relied upon by the shareholders of Dean Witter Global Asset, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of substantially all of Dean Witter Global Asset's assets in exchange for Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of certain stated liabilities of Dean Witter Global Asset followed by the distribution by Dean Witter Global Asset of Dean Witter Strategist Shares to the Dean Witter Global Asset Shareholders in exchange for their Dean Witter Global Asset shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Dean Witter Global Asset and Dean Witter Strategist will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Dean Witter Strategist upon the receipt of the assets of Dean Witter Global Asset solely in exchange for Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities of Dean Witter Global Asset;

         (c) No gain or loss will be recognized by Dean Witter Global Asset upon the transfer of the assets of Dean Witter Global Asset to Dean Witter Strategist in exchange for Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities or upon the distribution of Dean Witter Strategist Shares to the Dean Witter Global Asset Shareholders in exchange for their Dean Witter Global Asset shares;

         (d) No gain or loss will be recognized by the Dean Witter Global Asset Shareholders upon the exchange of the Dean Witter Global Asset shares for Dean Witter Strategist Shares;

         (e) The aggregate tax basis for Dean Witter Strategist Shares received by each Dean Witter Global Asset Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Dean Witter Global Asset Shares held by each such Dean Witter Global Asset Shareholder immediately prior to the Reorganization;

         (f) The holding period of Dean Witter Strategist Shares to be received by each Dean Witter Global Asset Shareholder will include the period during which the Dean Witter Global Asset Shares surrendered in exchange therefor were held (provided such Dean Witter Global Asset Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Dean Witter Global Asset acquired by Dean Witter Strategist will be the same as the tax basis of such assets to Dean Witter Global Asset immediately prior to the Reorganization; and

         (h) The holding period of the assets of Dean Witter Global Asset in the hands of Dean Witter Strategist will include the period during which those assets were held by Dean Witter Global Asset.

     Notwithstanding anything herein to the contrary, neither Dean Witter Strategist nor Dean Witter Global Asset may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Dean Witter Strategist shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Dean Witter Global Asset shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of Dean Witter Global Assets being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Dean Witter's Global Asset's obligations specified in this Agreement), only obligations hereunder shall be to reimburse Dean Witter Strategist for all reasonable out-of-pocket fees and expenses incurred by Dean Witter Strategist in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of Dean Witter Strategist being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Dean Witter Strategist's obligations specified in this Agreement), Dean Witter Strategist's only obligation hereunder shall be to reimburse Dean Witter Global Asset for all reasonable out-of-pocket fees and expenses incurred by Dean Witter Global Asset in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Dean Witter Global Asset hereunder shall not survive the dissolution and complete liquidation of Dean Witter Global Asset in accordance with Section 1.9.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

          (a) by the mutual written consent of Dean Witter Global Asset and Dean Witter Strategist;

          (b) by either Dean Witter Strategist or Dean Witter Global Asset by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before November 30, 1998; or

          (c) by either Dean Witter Strategist or Dean Witter Global Asset, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Dean Witter Global Asset shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Strategist or Dean Witter Global Asset, or the trustees or officers of Dean Witter Strategist or Dean Witter Global Asset, to any other party or its trustees or officers.

          (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Strategist or Dean Witter Global Asset, or the trustees or officers of Dean Witter Strategist or Dean Witter Global Asset, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of Dean Witter Global Asset's shareholders called by Dean Witter Global Asset pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of Dean Witter Strategist Shares to be issued to the Dean Witter Global Asset Shareholders under this Agreement to the detriment of such Dean Witter Global Asset Shareholders without their further approval.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Dean Witter Strategist hereunder are solely those of Dean Witter Strategist. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter Strategist shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dean Witter Strategist and signed by authorized officers of Dean Witter Strategist acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Dean Witter Global Asset hereunder are solely those of Dean Witter Global Asset. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter Global Asset shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dean Witter Global Asset and signed by authorized officers of Dean Witter Global Asset acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                  DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                                  By:       /s/ CHARLES A. FIUMEFREDDO

                                    --------------------------------------------
                                      Name: Charles A. Fiumefreddo
                                    Title: President

                                  DEAN WITTER STRATEGIST FUND

                                  By:             /s/ BARRY FINK

                                    --------------------------------------------
                                      Name: Barry Fink
                                    Title: Vice President

              PROSPECTUS
              SEPTEMBER 26, 1997

              Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company, the objective of which is to maximize the total return on its investments. The Fund seeks to achieve its investment objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments. See "Investment Objective and Policies."

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Fund Shares--Alternative Purchase Arrangements."

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated September 26, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/5
Financial Highlights/7
The Fund and its Management/10
Investment Objective and Policies/10
  Risk Considerations/14
Investment Restrictions/18
Purchase of Fund Shares/18
Shareholder Services/30
Redemptions and Repurchases/33
Dividends, Distributions and Taxes/34
Performance Information/35
Additional Information/35

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Strategist Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The              The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is
Fund             an open-end, non-diversified management investment company. The Fund invests in equity securities, fixed-income securities and money market instruments in portions determined by the Investment Manager to best enable the Fund to maximize the total return on a shareholder's investment.
----------------------------------------------------------------------------------------------------------
Shares           Shares of beneficial interest with $0.01 par value (see page 35). The Fund offers four
Offered          Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-29).
----------------------------------------------------------------------------------------------------------
Minimum          The minimum initial investment for each Class is $1,000 ($100 if the account is opened
Purchase         through EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Fund is to maximize the total return on its investments.
Objective
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned
Manager          subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $99.5 billion at August 31, 1997 (see page 10).
----------------------------------------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.60% of daily net
Fee              assets on assets not exceeding $500 million, scaled down at various asset levels to 0.475%
                 on daily net assets exceeding $1.5 billion (see page 10).
----------------------------------------------------------------------------------------------------------
Distributor      Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
and              plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Distribution     respect to the distribution fees paid by the Class A, Class B, and Class C shares of the
Fee              Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
----------------------------------------------------------------------------------------------------------
Alternative      Four classes of shares are offered:
Purchase
Arrangements     - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's
                 Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                 Reimbursement may in no event exceed an amount equal to payments at an annual rate of
                 0.25% of average daily net assets of the Class (see pages 18, 22 and 27).

--------------------------------------------------------------------------------

                 - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                 Class B shares are also subject to a 12b-1 fee assessed at the annual rate of (i) 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares since implementation of the 12b-1 Plan on November 8, 1989 or (b) the average daily net assets of Class B attributable to shares issued since implementation of the 12b-1 Plan, plus (ii)
                 0.25% of the average daily net assets of Class B attributable to shares issued prior to implementation of the 12b-1 Plan. All shares of the Fund held prior to July 28, 1997
                 (other than shares which were purchased prior to November 8, 1989 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) and the shares held by certain employee benefit plans established by Dean
                 Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares which were purchased prior to November 8, 1989 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) and shares held by those employee benefit plans prior to July
                 28, 1997 have been designated Class D shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                 - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 18 and 27).

                 - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages
                 18 and 27).
----------------------------------------------------------------------------------------------------------
Dividends        Dividends from net investment income are paid quarterly and distributions from net capital
and              gains, if any, are paid at least once per year. The Fund may, however, determine to retain
Capital Gains    all or part of any net long-term capital gains in any year for reinvestment. Dividends and
Distributions    capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 30 and 34).
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                 Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                 EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 33).
----------------------------------------------------------------------------------------------------------
Special          The net asset value of the Fund's shares will fluctuate with changes in the market value
Risk             of its portfolio securities. The level of income payable to the investor will vary
Considerations   depending upon the market allocation determined by the Fund's Investment Manager and with various market determinants such as interest rates. The Fund may make various investments and may engage in various investment strategies including option and futures transactions, when-issued and delayed delivery securities and forward commitments, when, as and if issued securities, foreign securities and repurchase agreements (pages 10-18). The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (see page 17).
----------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended July 31, 1997.

                                                         CLASS A   CLASS B   CLASS C   CLASS D
                                                         -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................   5.25%(1)  None      None      None
Sales Charge Imposed on Dividend Reinvestments.........   None      None      None      None
Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds)............................................   None(2)   5.00%(3)  1.00%(4)  None
Redemption Fees........................................   None      None      None      None
Exchange Fee...........................................   None      None      None      None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
Management Fees........................................   0.56%     0.56%     0.56%     0.56%
12b-1 Fees (5) (6).....................................   0.25%     0.90%(7)  1.00%     None
Other Expenses.........................................   0.11%     0.11%     0.11%     0.11%
Total Fund Operating Expenses (8)......................   0.92%     1.57%     1.67%     0.67%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").

(7) THE 12b-1 FEE HAS BEEN RESTATED TO REFLECT WHAT THE FEE WOULD HAVE BEEN IF THE SHARES THAT WERE DESIGNATED CLASS D SHARES ON JULY 28, 1997 HAD NOT BEEN INCLUDED IN THE FUND DURING THE FISCAL YEAR ENDED JULY 31, 1997. THE ACTUAL 12b-1 FEE WAS 0.89%.

(8) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

                                                                                                                    10
EXAMPLES                                                                            1 YEAR    3 YEARS   5 YEARS    YEARS
----------------------------------------------------------------------------------  -------   -------   -------   -------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
 annual return and (2) redemption at the end of each time period:
    Class A.......................................................................  $   61    $   80    $  101    $  159
    Class B.......................................................................  $   66    $   80    $  106    $  187
    Class C.......................................................................  $   27    $   53    $   91    $  197
    Class D.......................................................................  $    7    $   21    $   37    $   83

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.......................................................................  $   61    $   80    $  101    $  159
    Class B.......................................................................  $   16    $   50    $   86    $  187
    Class C.......................................................................  $   17    $   53    $   91    $  197
    Class D.......................................................................  $    7    $   21    $   37    $   83

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                                                FOR THE PERIOD
                                                                                                                 OCTOBER 31,
                                                      FOR THE YEAR ENDED JULY 31                                    1988*
                                ---------------------------------------------------------------------------        THROUGH
CLASS B SHARES                  1997**    1996      1995      1994      1993      1992      1991      1990       JULY 31, 1989
                                ------   ------    ------    ------    ------    ------    ------    ------      -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
 of period................      $16.02   $15.87    $14.43    $14.59    $14.39    $13.09    $11.65    $11.37          $9.45
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Net investment income.....        0.39     0.30      0.34      0.30      0.26      0.27      0.27      0.23           0.38
Net realized and
 unrealized gain..........        4.10     1.43      1.86      0.22      0.81      1.27      1.50      0.55           1.84
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Total from investment
 operations...............        4.49     1.73      2.20      0.52      1.07      1.54      1.77      0.78           2.22
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Less dividends and
 distributions from:
   Net investment
   income.................       (0.36)   (0.32)    (0.29)    (0.26)    (0.31)    (0.24)    (0.26)    (0.29)         (0.30)
   Net realized gain......       (1.40)   (1.26)    (0.47)    (0.42)    (0.56)       --     (0.07)    (0.21)            --
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Total dividends and
 distributions............       (1.76)   (1.58)    (0.76)    (0.68)    (0.87)    (0.24)    (0.33)    (0.50)         (0.30)
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Net asset value, end of
 period...................      $18.75   $16.02    $15.87    $14.43    $14.59    $14.39    $13.09    $11.65         $11.37
                                ======   ======    ======    ======    ======    ======    ======    ======         ======

TOTAL INVESTMENT
 RETURN+..................       29.73%   11.47%    16.05%     3.53%     7.59%    11.88%    15.67%     7.21%         23.76%(1)

RATIOS TO AVERAGE NET
 ASSETS:
Expenses..................        1.56%    1.58%     1.63%     1.62%     1.62%     1.63%     1.59%     1.53%          0.97%(2)(3)
Net investment income.....        2.29%    1.88%     2.35%     2.03%     1.90%     2.19%     2.37%     2.39%          6.00%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions..............      $1,541   $1,259      $878      $806      $783      $441      $238      $196            $48
Portfolio turnover rate...         158%     174%      179%       90%       98%       79%      140%      101%            70%(1)
Average commission rate
 paid.....................     $0.0595  $0.0597        --        --        --        --        --        --             --

------------

     *    COMMENCEMENT OF OPERATIONS.

     ** PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES WHICH WERE PURCHASED PRIOR TO NOVEMBER 8, 1989 (AND WITH RESPECT TO SUCH SHARES, CERTAIN SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (COLLECTIVELY THE "OLD SHARES")) AND SHARES HELD BY CERTAIN EMPLOYEE BENEFIT PLANS ESTABLISHED BY DEAN WITTER REYNOLDS INC., AND ITS AFFILIATE, SPS TRANSACTION SERVICES, INC., HAVE BEEN DESIGNATED CLASS B SHARES. THE OLD SHARES AND SHARES HELD BY THOSE EMPLOYEE BENEFIT PLANS PRIOR TO JULY 28, 1997 HAVE BEEN DESIGNATED CLASS D SHARES.

     + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

     (1)  NOT ANNUALIZED.

     (2)  ANNUALIZED.

     (3) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.48% AND 5.48%, RESPECTIVELY.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS A SHARES                                                           JULY 31, 1997
                                                                         -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
Net asset value, end of period........................................      $ 18.75
                                                                            =======
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         5.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $79
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
                                                                            -------
Net asset value, end of period........................................      $ 18.75
                                                                            =======
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.67%(2)
Net investment income.................................................         4.38%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $114
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

------------

*    THE DATE SHARES WERE FIRST ISSUED.

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS D SHARES                                                           JULY 31, 1997
                                                                        ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
                                                                            -------
Net asset value, end of period........................................      $ 18.75
                                                                            =======

TOTAL INVESTMENT RETURN+..............................................         1.90%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.67%(2)
Net investment income.................................................         5.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $57,938
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

------------
 * THE DATE SHARES WERE FIRST ISSUED. SHAREHOLDERS WHO HELD SHARES OF THE FUND PRIOR TO JULY 28, 1997 (THE DATE THE FUND CONVERTED TO A MULTIPLE CLASS SHARE STRUCTURE) SHOULD REFER TO THE FINANCIAL HIGHLIGHTS OF CLASS B TO OBTAIN THE HISTORICAL PER SHARE DATA AND RATIO INFORMATION OF THEIR SHARES.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 5, 1988.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $95.9 billion as of August 31, 1997. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.6 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs, manage the investment of the Fund's assets and determine the allocations of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.60% of the portion of the Fund's net assets not exceeding $500 million, scaled down at various asset levels to 0.475% on the portion of the Fund's net assets exceeding $1.5 billion. For the fiscal year ended July 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.56% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.56% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to maximize the total return on its investments. This is a fundamental policy and cannot be changed without the approval of the Fund's shareholders. In seeking to achieve its objective, the Fund actively allocates assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Fund will be achieved.

    The achievement of the Fund's investment objective depends upon the ability of the Investment Manager to correctly assess the effects of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market potential return is higher. Short duration bonds and money market instruments can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

    To facilitate reallocation of the Fund's assets in accordance with the Investment Manager's views as to shifts in the marketplace, the Investment Manager employs transactions in futures contracts and options thereon. For example, if the Investment Manager believes that a ten percent increase in that portion of the Fund's assets invested in fixed-income securities and a concomitant decrease in that portion of the Fund's assets invested in equity securities is timely, the Fund might purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as the Standard & Poor's Corporation ("S&P") 500 Stock Index futures, in equivalent amounts. The utilization of futures transactions, rather than the purchase and sale of equity and fixed-income securities, increases the speed and efficacy of the Fund's asset reallocations. See below for a discussion of futures transactions.

    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The Fund may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. In addition, the Fund may purchase and sell warrants and purchase and write listed and over-the-counter options on individual stocks and stock indexes to hedge against adverse price movements in its equity portfolio and to increase its total return through the receipt of premium income. The Fund may also purchase and sell stock index futures and options thereon to hedge against adverse price movements in its equity portfolio and to facilitate asset reallocations into and out of the equity area.

    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Fund may invest are short-term to intermediate (one to five year maturities) and intermediate to long-term (greater than five year maturities) debt securities and preferred stocks, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") (while bonds rated Baa by Moody's are considered investment grade, they have speculative characteristics as well) or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information). U.S. Government securities which may be purchased include zero coupon securities. In addition, the Fund may purchase and write listed and over-the-counter options on fixed-income securities to hedge against adverse price movements in its fixed-income portfolio and to increase its total return through the receipt of premium income. The Fund may also purchase and sell interest rate futures and options thereon to hedge against adverse price movements in its fixed-income portfolio and to facilitate asset reallocations into and out of the fixed-income area.

    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments. The money market portion of the Fund's portfolio will contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. For a discussion of the risks of investing in Eurodollar certificates of deposit, see "Risk Considerations--Foreign Securities" below.

    FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but not more than 10% of its total assets in such securities, whether issued by a foreign or domestic issuer, which are denominated in foreign currency. With regard to foreign fixed-income securities, the Investment Manager believes that in many instances such securities may provide higher yields than similar securities of domestic issuers. For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. For a discussion of the risks of investing in repurchase agreements, see "Risk Considerations" below.

    PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. For a discussion of the risks of investing in private placements, see "Risk Considerations" below.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    OPTIONS. The Fund also may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date). See "Options and Futures Transactions-- Covered Call Writing" in the Statement of Additional Information.

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. See "Options and Futures Transactions--Covered Put Writing" in the Statement of Additional Information.

    PURCHASING CALL AND PUT OPTIONS. The Fund may invest up to 5% of its total assets in the purchase of put and call options on securities and stock indexes. The Fund may purchase call options only in order to close out a covered call position. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    STOCK INDEX OPTIONS. The Fund may purchase and write options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. See "Stock Index Options" and "Risks of Options on Indexes" in the Statement of Additional Information.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate futures") and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index futures") and the Moody's Investment-Grade Corporate Bond Index ("bond index futures"). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. As noted above, the Fund may also engage in futures transactions to facilitate reallocation of the Fund's assets. The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. See "Options and Futures Transactions--Futures Contracts" and "Options on Futures Contracts" in the Statement of Additional Information.

    For a discussion of the risks of options and futures transactions, see "Risk Considerations" below and "Options and Futures Transactions" in the Statement of Additional Information.
                            ------------------------

    The Fund may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, may purchase securities on a "when, as and if issued" basis, may lend its portfolio securities, and may enter into reverse repurchase agreements, as discussed under "Risk Considerations" below.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The level of income payable to the investor will vary depending upon the market allocation determined by the Investment Manager and with various determinants such as interest rates.

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    REPURCHASE AGREEMENTS. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

    PRIVATE PLACEMENTS. Limitations on the resale of private placements may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. In the case of restricted securities determined to be "liquid" pursuant to Rule 144A under the Securities Act, the Fund's illiquidity could increase if qualified institutional buyers become unavailable.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.

    Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940 (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within InterCapital's Growth and Income Group, which manages twenty-three funds and fund portfolios, with approximately $27.8 billion in assets as of August 31, 1997. Mark Bavoso, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund since January, 1994, and has been a portfolio manager at InterCapital for over five years.

    Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of InterCapital. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of InterCapital.

    It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 200% in any one year. The

Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate and stock and bond index futures contracts and related options thereon.

   4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Strategist Fund, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in each account under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer

Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                 ---------------------------------------------------------------------
CLASS              SALES CHARGE               12b-1 FEE           CONVERSION FEATURE
--------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales              0.25%                No
          charge reduced for purchases
          of $25,000 and over; shares
          sold without an initial sales
          charge generally subject to a
          1.0% CDSC during first year.
--------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the             1.0%   B shares convert to A shares
          first year decreasing to 0                      automatically after
          after six years                                 approximately ten years
--------------------------------------------------------------------------------------
  C       1.0% CDSC during first year              1.0%                 No
--------------------------------------------------------------------------------------
  D                    None                       None                  No
--------------------------------------------------------------------------------------

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus
(ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........             None

    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............             None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 (other than shares which were purchased prior to November 8, 1989 (and, with respect to such shares, including such proportion of shares acquired through reinvestment of dividends and capital gains distributions as the total number of shares acquired prior to such date bears to the total number of Fund shares purchased and owned by a shareholder (collectively, the "Old Shares")) and shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase.
The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. The Old Shares and shares held by the employee benefit plans referred to in clause (iii) above prior to July 28, 1997 have been designated Class D shares. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended July 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $12,491,604, which amount is equal to 0.89% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clauses (i)(a) and (ii) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than the Old Shares and shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. For the fiscal period July 28 through July 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1 and $6, respectively, which amounts on an annualized basis are equal to 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The

Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $37,067,710 at July 31, 1997, which was equal to 2.38% of the net assets of Class B on such date. Of this amount, $13,444,602 represents excess distribution expenses of Dean Witter Managed Assets Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A and Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees). When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectus for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.
O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section  403(b)(7) of the

Internal Revenue Code) whose shares have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term capital gains or losses. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains.
Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (e.g., mutual fund performance rankings of Lipper Analytical Services, Inc.; S&P 500 stock index; Dow Jones and Company, Inc. Industrial Average).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                                  FIXED-INCOME FUNDS
Dean Witter Liquid Asset Fund Inc.                  Dean Witter High Yield Securities Inc.
Dean Witter Tax-Free Daily Income Trust             Dean Witter Tax-Exempt Securities Trust
Dean Witter New York Municipal Money Market Trust   Dean Witter U.S. Government Securities Trust
Dean Witter California Tax-Free Daily Income Trust  Dean Witter California Tax-Free Income Fund
Dean Witter U.S. Government Money Market Trust      Dean Witter New York Tax-Free Income Fund
EQUITY FUNDS                                        Dean Witter Convertible Securities Trust
Dean Witter American Value Fund                     Dean Witter Federal Securities Trust
Dean Witter Natural Resource Development            Dean Witter World Wide Income Trust
 Securities Inc.                                    Dean Witter Intermediate Income Securities
Dean Witter Dividend Growth Securities Inc.         Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Developing Growth Securities Trust      Dean Witter Multi-State Municipal Series Trust
Dean Witter World Wide Investment Trust             Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Value-Added Market Series               Dean Witter Diversified Income Trust
Dean Witter Utilities Fund                          Dean Witter Limited Term Municipal Trust
Dean Witter Precious Metals and Minerals Trust      Dean Witter Short-Term Bond Fund
Dean Witter Capital Growth Securities               Dean Witter High Income Securities
Dean Witter European Growth Fund Inc.               Dean Witter National Municipal Trust
Dean Witter Pacific Growth Fund Inc.                Dean Witter Balanced Income Fund
Dean Witter Health Sciences Trust                   Dean Witter Hawaii Municipal Trust
Dean Witter Global Dividend Growth Securities       Dean Witter Intermediate Term U.S. Treasury
Dean Witter Global Utilities Fund                   Trust
Dean Witter International SmallCap Fund             DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund                     Liquid Asset Series
Dean Witter Balanced Growth Fund                    U.S. Government Money Market Series
Dean Witter Capital Appreciation Fund               U.S. Government Securities Series
Dean Witter Information Fund                        Intermediate Income Securities Series
Dean Witter Special Value Fund                      American Value Series
Dean Witter Financial Services Trust                Capital Growth Series
Dean Witter Market Leader Trust                     Dividend Growth Series
Dean Witter S&P 500 Index Fund                      Strategist Series
ASSET ALLOCATION FUNDS                              Utilities Series
Dean Witter Strategist Fund                         Value-Added Market Series
Dean Witter Global Asset Allocation Fund            Global Equity Series
ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets Government Securities Trust
Active Assets California Tax-Free Trust

                                    DEAN WITTER
Dean Witter                         STRATEGIST
Strategist Fund                     FUND
Two World Trade Center
New York, New York 10048
TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Barry Fink
Vice President, Secretary and
General Counsel
Mark Bavoso
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                       PROSPECTUS -- SEPTEMBER 26, 1997

DEAN WITTER STRATEGIST FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                             10048
LETTER TO THE SHAREHOLDERS JULY 31, 1997

DEAR SHAREHOLDER:

During this fiscal year, on July 28, 1997, the Fund began offering four classes of shares: A, B, C and D, each with its own sales charge and distribution fee structure. Most fund shares held prior to July 28 were designated Class B shares. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in mid-summer.

Dean Witter Strategist Fund's Class B shares posted a total return of 29.73 percent for the fiscal year ended July 31, 1997. This compares favorably with the performance of the Fund's peer group as represented by the Lipper Flexible Portfolio Funds Index, which returned 29.05 percent. Over the same period, the Standard & Poor's 500 Composite Index (S&P 500) returned 52.08 percent and the Lehman Brothers Government/Corporate Bond Index returned 10.79 percent. This year marks eight full fiscal years for the Fund, and eight full fiscal years of positive total returns for our shareholders.

The accompanying chart illustrates the growth of a $10,000 investment in Class B shares of the Fund since inception (October 1988) through the fiscal year ended July 31, 1997, versus similar hypothetical investments in the S&P 500 Index, the Lehman Brothers Government/ Corporate Bond Index and the Lipper Flexible Portfolio Funds Index.

INVESTMENT ANALYSIS

During the fiscal year, both the stock and the bond markets performed well. The continuation of a multiyear period of economic growth, low inflation, improving corporate profitability and stable monetary policy provided the markets with a positive backdrop for record returns.

Energy, agricultural commodities and labor costs experienced price shocks that unsettled the markets for short periods. However, corrections continued to provide buying opportunities as pricing pressures in many service-related sectors offset these price spikes. While we reacted cautiously by raising cash in response to these spikes, we were eager to reinvest when the scares proved to be quite temporary.

DEAN WITTER STRATEGIST FUND
LETTER TO THE SHAREHOLDERS JULY 31, 1997, CONTINUED

All in all, our decision to stay overweighted in long-dated financial assets throughout the year benefited our shareholders. The table below summarizes the asset allocation changes made in Dean Witter Strategist Fund's portfolio during the fiscal year:

                                                     EQUITY      FIXED-INCOME
                                                     EXPOSURE    EXPOSURE       CASH
                                                     ------      ----------     -----
          July 31, 1996...........................      50%          40%          10%
          April 28, 1997..........................      50%          20%          30%
          May 19, 1997............................      60%          20%          20%
          June 26, 1997...........................      65%          20%          15%

LOOKING AHEAD

As we enter 1998, Dean Witter Strategist Fund is allocated to reflect our positive stance toward the equity markets and our more cautious view of bonds. With 70 percent of our assets invested in stocks, we believe that corporate earnings growth, especially in a few specific industry sectors, will continue to provide double-digit returns. Our equity portfolio, while well diversified, with more than 80 holdings, is highly concentrated in industries we feel will provide above-average earnings growth and profit potential. These include technology (mainframe and workstation manufacturers, disk drive and software suppliers), financial services (insurance, banking, savings and loans), energy (domestic and international oil companies) and retailers (apparel and specialty stores as well as department store chains). We expect each of these sectors to either continue their impressive pattern of powerful earnings reports (technology and financials) or to begin a turnaround from depressed earnings levels (energy and retailers).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Growth of $10,000-Class B
       ($ in Thousands)
 Average Annual Total Return
            (Fund)

                                Life of
 1 Year           5 Years        Fund
29.73%(1)         13.33%(1)    14.26%(1)
24.73%(2)         13.09%(2)    14.26%(2)


                  Fund      S&P 500(4)  Lehman(5)   Lipper(6)
October 1988    $10,000      $10,000     $10,000    $10,000
July 1989       $12,376      $12,736     $11,061    $11,405
July 1990       $13,267      $13,558     $11,750    $11,957
July 1991       $15,346      $15,290     $12,952    $13,550
July 1992       $17,169      $17,243     $14,978    $15,311
July 1993       $18,472      $18,745     $16,630    $16,902
July 1994       $19,125      $19,712     $16,608    $17,458
July 1995       $22,195      $24,844     $18,291    $20,337
July 1996       $24,741      $28,946     $19,262    $22,129
July 1997       $32,097(3)   $44,023     $21,340    $28,557

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value assuming a complete redemption on July 31, 1997.

(4) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(6) The Lipper Flexible Portfolio Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

DEAN WITTER STRATEGIST FUND
LETTER TO THE SHAREHOLDERS JULY 31, 1997, CONTINUED

Our underweighting in bonds, at only a 20 percent allocation, reflects our concern that the Federal Reserve Board may feel compelled to raise rates in the second half of 1997, thus keeping a lid on bond prices for the balance of the year. Longer term, we would view any drop in long bonds' prices as a buying opportunity and would likely use a portion of our 10 percent cash reserve to purchase issues along the yield curve. Currently, the bond portfolio is comprised of 15 government-issued securities and 35 corporate bonds, with a wide variety of yields and maturities. All carry investment-grade ratings, as mandated by our prospectus.

We appreciate your continued support and interest in Dean Witter Strategist Fund and look forward to serving your investment needs in the future.

Sincerely,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER STRATEGIST FUND
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of shareholders of Dean Witter Strategist Fund was held for the purpose of voting on four separate matters, the results of which are as follows:

1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

VOTE                                 NO. OF SHARES
------------------------------       -------------
For...........................          45,693,154
Against.......................           1,048,662
Abstain.......................           5,301,936

2) ELECTION OF TRUSTEES:

Michael Bozic
For...........................          48,083,122
Withheld......................           3,960,630
Charles A. Fiumefreddo
For...........................          48,150,310
Withheld......................           3,893,442
Edwin J. Garn
For...........................          48,169,641
Withheld......................           3,874,111
John R. Haire
For...........................          48,073,337
Withheld......................           3,970,415
Wayne E. Hedien
For...........................          48,165,238
Withheld......................           3,878,514
Dr. Manuel H. Johnson
For...........................          48,190,670
Withheld......................           3,853,082
Michael E. Nugent
For...........................          48,219,453
Withheld......................           3,824,299
Philip J. Purcell
For...........................          48,216,267
Withheld......................           3,827,485
John L. Schroeder
For...........................          48,159,768
Withheld......................           3,883,984

3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

VOTE                                 NO. OF SHARES
------------------------------       -------------
For...........................          42,529,103
Against.......................           3,210,911
Abstain.......................           6,303,738

4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

VOTE                                 NO. OF SHARES
------------------------------       -------------
For...........................          46,978,407
Against.......................             562,673
Abstain.......................           4,502,672

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997

  NUMBER OF
    SHARES                                                VALUE
-------------------------------------------------------------------
                COMMON STOCKS (69.1%)
                AEROSPACE & DEFENSE (4.4%)
      270,000   General Motors Corp. (Class
                  H)..........................        $  16,318,125
      194,000   Honeywell, Inc................           14,489,375
      180,000   Litton Industries, Inc.*......            9,348,750
      140,000   Lockheed Martin Corp..........           14,910,000
      200,000   Thiokol Corp..................           14,862,500
                                                         ----------
                                                         69,928,750
                                                         ----------
                AIRLINES (0.6%)
      250,000   Continental Airlines, Inc.
                  (Class B)*..................            9,312,500
                                                         ----------
                ALUMINUM (0.8%)
      150,000   Aluminum Co. of America.......           13,275,000
                                                         ----------
                AUTOMOTIVE (1.3%)
      300,000   Chrysler Corp.................           11,137,500
      250,000   Ford Motor Co.................           10,218,750
                                                         ----------
                                                         21,356,250
                                                         ----------
                BANKS - MONEY CENTER (1.9%)
      150,000   Chase Manhattan Corp..........           17,034,375
      102,000   Citicorp......................           13,846,500
                                                         ----------
                                                         30,880,875
                                                         ----------
                BANKS - REGIONAL (3.0%)
      220,000   NationsBank Corp..............           15,661,250
      240,000   Washington Mutual, Inc........           16,560,000
       58,000   Wells Fargo & Co..............           15,946,375
                                                         ----------
                                                         48,167,625
                                                         ----------
                BEVERAGES - SOFT DRINKS (0.8%)
      327,800   PepsiCo, Inc..................           12,558,837
                                                         ----------
                BROKERAGE (1.2%)
      266,666   Travelers Group, Inc..........           19,183,285
                                                         ----------
                CABLE/CELLULAR (0.7%)
      500,000   U.S. West Media Group*........           11,031,250
                                                         ----------
                CHEMICALS (2.1%)
      220,000   Du Pont (E.I.) de Nemours &
                  Co., Inc....................           14,726,250
      220,000   Monsanto Co...................           10,958,750
      150,000   Praxair, Inc..................            8,268,750
                                                         ----------
                                                         33,953,750
                                                         ----------
                COMMUNICATIONS - EQUIPMENT & SOFTWARE (2.6%)
       97,964   Ascent Entertainment, Inc.*...            1,175,568
      180,000   Cisco Systems, Inc.*..........           14,298,750



  NUMBER OF
    SHARES                                                  VALUE
--------------------------------------------------------------------
      405,000   Comsat Corp...................         $   9,441,562
      270,000   Tellabs, Inc.*................            16,149,375
                                                          ----------
                                                          41,065,255
                                                          ----------
                COMMUNICATIONS EQUIPMENT (0.5%)
      100,000   Lucent Technologies, Inc......             8,493,750
                                                          ----------

                COMPUTER SOFTWARE (1.9%)
      110,000   Microsoft Corp.*..............              15,544,375
      270,000   Oracle Corp.*.................              14,664,375
                                                            ----------
                                                            30,208,750
                                                            ----------
                COMPUTERS (2.0%)
      200,000   Dell Computer Corp.*..........              17,100,000
      400,000   Gateway 2000, Inc.*...........              15,275,000
                                                            ----------
                                                            32,375,000
                                                            ----------
                COMPUTERS - PERIPHERAL EQUIPMENT (0.9%)
      353,600   Seagate Technology, Inc.*.....              14,519,700
                                                            ----------
                COMPUTERS - SYSTEMS (1.9%)
      329,250   Diebold, Inc..................              16,544,812
      300,000   Sun Microsystems, Inc.*.......              13,706,250
                                                            ----------
                                                            30,251,062
                                                            ----------
                CONSUMER PRODUCTS (1.2%)
      253,400   Colgate-Palmolive Co..........              19,195,050
                                                            ----------
                ELECTRICAL EQUIPMENT (2.1%)
      258,000   Emerson Electric Co...........              15,222,000
      258,000   General Electric Co...........              18,108,375
                                                            ----------
                                                            33,330,375
                                                            ----------
                ENTERTAINMENT/GAMING (0.2%)
      100,000   Circus Circus Enterprises,
                  Inc.*.......................               2,506,250
                                                            ----------
                FINANCIAL SERVICES (1.9%)
      200,000   American Express Co...........              16,750,000
      290,000   Fannie Mae....................              13,720,625
                                                            ----------
                                                            30,470,625
                                                            ----------
                FOODS (2.1%)
      176,000   Campbell Soup Co..............               9,130,000
      150,000   General Mills, Inc............              10,368,750
      150,000   Kellogg Co....................              13,781,250
                                                            ----------
                                                            33,280,000
                                                            ----------
                FOREST PRODUCTS, PAPER & PACKING (1.9%)
      210,000   Bowater Inc...................              10,998,750
      300,000   Champion International
                  Corp........................              18,600,000
                                                            ----------
                                                            29,598,750
                                                            ----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  NUMBER OF
    SHARES                                                  VALUE
--------------------------------------------------------------------
                HEALTHCARE - HMOS (0.9%)
      600,000   Humana, Inc.*.................         $  14,625,000
                                                       -------------
                HEAVY DUTY TRUCKS & PARTS (0.3%)
      270,000   Navistar International
                  Corp.*......................             5,568,750
                                                       -------------
                HOUSEHOLD APPLIANCES (0.6%)
      320,000   Maytag Corp...................             9,340,000
                                                       -------------
                INSURANCE (4.2%)
      200,000   Ace, Ltd......................            16,400,000
      142,500   American International Group,
                  Inc.........................            15,176,250
      200,000   Chubb Corp....................            14,100,000
      350,000   Equitable Companies, Inc......            13,781,250
      150,000   Vesta Insurance Group, Inc....             7,987,500
                                                       -------------
                                                          67,445,000
                                                       -------------
                INTERNET (0.5%)
      120,000   America Online, Inc.*.........             8,100,000
                                                       -------------
                LEISURE (0.7%)
      135,000   Walt Disney Co................            10,909,687
                                                       -------------
                MEDICAL PRODUCTS & SUPPLIES (0.4%)
       99,000   Baxter International,
                  Inc.........................             5,723,438
                                                       -------------
                OIL INTEGRATED - DOMESTIC (1.9%)
      260,000   Amerada Hess Corp.............            15,291,250
      212,000   Atlantic Richfield Co.........            15,860,250
                                                       -------------
                                                          31,151,500
                                                       -------------
                OIL INTEGRATED - INTERNATIONAL (3.8%)
      190,000   Chevron Corp..................            15,033,750
      240,000   Exxon Corp....................            15,420,000
      198,000   Mobil Corp....................            15,147,000
      130,000   Texaco, Inc...................            15,088,125
                                                       -------------
                                                          60,688,875
                                                       -------------
                PHARMACEUTICALS (3.8%)
      160,000   Abbott Laboratories...........            10,470,000
      128,400   American Home Products
                  Corp........................            10,584,975
      194,744   Johnson & Johnson.............            12,134,986
      151,000   Lilly (Eli) & Co..............            17,063,000
      102,200   Merck & Co., Inc..............            10,622,413
                                                       -------------
                                                          60,875,374
                                                       -------------

  NUMBER OF
    SHARES                                               VALUE
-----------------------------------------------------------------
                RETAIL - DEPARTMENT STORES (1.4%)
    1,000,000   Kmart Corp.*..................      $  11,875,000
      176,000   May Department Stores Co......          9,834,000
                                                    -------------
                                                       21,709,000
                                                    -------------
                RETAIL - SPECIALTY (5.1%)
      450,000   Bed Bath & Beyond, Inc.*......         14,850,000
      350,000   Costco Companies Inc.*........         13,256,250
      216,000   Home Depot, Inc...............         10,773,000
      265,000   Payless ShoeSource, Inc.*.....         16,297,500

    1,500,000   Pier 1 Imports, Inc...........         26,437,500
                                                    -------------
                                                       81,614,250
                                                    -------------
                RETAIL - SPECIALTY APPAREL (0.9%)
      310,000   Gap, Inc. (The)...............         13,775,625
                                                    -------------
                SAVINGS & LOAN ASSOCIATIONS (0.9%)
      170,000   Golden West Financial Corp....         14,301,250
                                                    -------------
                SEMICONDUCTOR EQUIPMENT (2.3%)
      200,000   Altera Corp.*.................         12,050,000
      100,000   KLA-Tencor Corp.*.............          6,050,000
      410,000   Teradyne, Inc.*...............         19,167,500
                                                    -------------
                                                       37,267,500
                                                    -------------
                SEMICONDUCTORS (2.3%)
      475,000   Cypress Semiconductor
                  Corp.*......................          7,273,438
      160,000   Intel Corp....................         14,680,000
      300,000   Micron Technology, Inc........         14,606,250
                                                    -------------
                                                       36,559,688
                                                    -------------
                SHOES (0.5%)
      130,000   Nike, Inc. (Class B)..........          8,100,625
                                                    -------------
                STEEL (0.7%)
      180,000   Nucor Corp....................         11,171,250
                                                    -------------
                TOBACCO (1.1%)
      390,000   Philip Morris Companies,
                  Inc.........................         17,598,750
                                                    -------------
                TRUCKERS (0.8%)
      500,000   Yellow Corp.*.................         13,437,500
                                                    -------------

                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $740,508,406).................      1,104,905,751
                                                    -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                        VALUE
---------------------------------------------------------------------------
                CORPORATE BONDS (13.1%)
                AIRLINES (0.7%)
 $      9,000   United Air Lines, Inc. 10.125%
                  due 03/22/15................                 $ 11,155,410
                                                               ------------

                BANKS (1.5%)
        6,800   Bankers Trust Co. (Series A) -
                  144A** 8.09% due 12/01/26...                    6,961,500
        5,000   Capital One Bank 5.95% due
                  02/15/01....................                    4,890,000
        6,000   Mercantile Bancorporation,
                  Inc. 7.30% due 06/15/07.....                    6,215,340
        6,000   Republic New York Corp. 7.20%
                  due 07/15/97................                    6,059,100
                                                               ------------
                                                                 24,125,940
                                                               ------------
                BROKERAGE (1.1%)
        6,000   Bear Stearns Co., Inc. 6.50%
                  due 08/01/02................                    6,023,700
        6,000   Lehman Brothers Holdings, Inc.
                  (Series E) 6.50% due
                  07/18/00....................                    6,033,060
        5,000   Salomon, Inc. 6.65% due
                  07/15/01....................                    5,037,500
                                                               ------------
                                                                 17,094,260
                                                               ------------

                CABLE & TELECOMMUNICATIONS (1.5%)
        5,000   Comcast Cable
                  Communications - 144A**
                  8.875% due 05/01/17.........                    5,810,200
        5,000   Continental Cablevision, Inc.
                  9.50% due 08/01/13..........                    5,825,550
        7,000   TCI Communications, Inc. 8.75%
                  due 08/01/15................                    7,775,180
        5,000   Time Warner Pass-thru - 144A**
                  6.10% due 12/30/01..........                    4,900,000
                                                               ------------
                                                                 24,310,930
                                                               ------------

                COMMUNICATIONS - EQUIPMENT & SOFTWARE (0.3%)
        5,000   MFS Communications, Inc.
                  8.875% due 01/15/06.........                    3,984,714
                                                               ------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                        VALUE
---------------------------------------------------------------------------

                FINANCIAL SERVICES (4.4%)
 $      5,000   Advanta Corp.
                  6.384% due 08/07/98.........                 $  4,992,950
        3,500   Advanta Corp.
                  7.28% due 07/30/01..........                    3,514,280
        5,000   Arkwright CSN Trust - 144A**
                  9.625% due 08/15/26.........                    5,881,250
        6,800   Central Fidelity Capital I
                  -144A** 6.75%+ due
                  04/15/27....................                    6,976,868
        6,900   Centura Capital Trust I -
                  144A** 8.845% due
                  06/01/27....................                    7,460,625
        5,000   Compass Trust I Series A 8.23%

                  due 01/15/27................                    5,270,500
        4,000   Hutchison Whampoa - 144A**
                  (Cayman Islands) 7.50% due
                  08/01/27....................                    4,070,000
        6,900   Money Store, Inc. (The) 8.375%
                  due 04/15/04................                    7,279,293
        5,000   North Fork Capital Trust I
                  8.70% due 12/15/26..........                    5,256,250
        7,500   Provident Capital Trust I
                  8.60% due 12/01/26..........                    7,856,250
        5,000   Riggs Capital Trust II -
                  144A** 8.875% due
                  03/15/27....................                    5,278,800
        7,000   Sakura Capital Funding -
                  144A** (Cayman Islands)
                  7.32%+ due
                  08/29/49....................                    7,052,500
                                                                 ----------
                                                                 70,889,566
                                                                 ----------
                INSURANCE (0.8%)
        5,800   Terra Nova Holdings (United
                  Kingdom) 10.75% due
                  07/01/05....................                    6,506,440
        5,900   Vesta Capital Trust I - 144A**
                  8.525% due 01/15/27.........                    6,386,750
                                                                 ----------
                                                                 12,893,190
                                                                 ----------
                MACHINERY & MACHINE TOOLS (0.2%)
        3,000   Joy Technologies Inc. 10.25%
                  due 09/01/03................                    3,267,570
                                                                 ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                        VALUE
---------------------------------------------------------------------------
                METALS & MINING (0.4%)
 $      6,900   Placer Dome, Inc. (Canada)
                  8.50% due 12/31/45..........                 $  7,089,750
                                                               ------------
                OIL & GAS PRODUCTS (0.3%)
        5,000   Mitchell Energy & Development
                  Corp. 6.75% due 02/15/04....                    4,971,000
                                                               ------------
                PROPERTY (0.4%)
        6,000   Guangdong Enterprises - 144A**
                  (Hong Kong) 8.875% due
                  05/22/07....................                    6,324,240
                                                               ------------
                RETAIL (0.7%)
        6,000   Heilig Myers Co.
                  7.60% due 08/01/07..........                    5,992,020
        5,000   ShopKo Stores, Inc. 9.00% due
                  11/15/04....................                    5,617,650
                                                               ------------
                                                                 11,609,670
                                                               ------------
                TELECOMMUNICATIONS (0.8%)
        5,000   British Telecom Finance
                  (United Kingdom) 9.625% due
                  02/15/19....................                    5,443,400
        6,900   Total Access Communication -
                  144A** (Thailand) 8.375% due
                  11/04/06....................                    6,848,250
                                                               ------------
                                                                 12,291,650
                                                               ------------

                TOTAL CORPORATE BONDS
                (IDENTIFIED COST
                $202,989,974).................                  210,007,890
                                                               ------------

                U.S. GOVERNMENT & AGENCY OBLIGATIONS (7.0%)
       10,000   Federal Home Loan Banks 6.805%
                  due 03/26/02................                   10,017,200
          310   Federal Home Loan Mortgage
                  Corp. 8.50% due 07/01/02....                      318,419
          148   Federal Home Loan Mortgage
                  Corp. 9.00% due 08/01/02....                      151,556

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                        VALUE
---------------------------------------------------------------------------
 $      8,400   U.S. Treasury Bond 6.50% due
                  11/15/26....................                 $  8,588,664
        7,000   U.S. Treasury Note 5.125% due
                  02/28/98....................                    6,983,550
       28,000   U.S. Treasury Note 5.25% due
                  12/31/97....................                   27,978,440
        1,900   U.S. Treasury Note 5.625% due
                  11/30/00....................                    1,889,531
        3,900   U.S. Treasury Note 5.875% due
                  11/30/01....................                    3,898,284
        5,000   U.S. Treasury Note 6.00% due
                  08/15/99....................                    5,025,250
        5,000   U.S. Treasury Note 6.375% due
                  05/15/99....................                    5,055,600
       12,050   U.S. Treasury Note 6.50% due
                  04/30/99....................                   12,210,626
        4,900   U.S. Treasury Note 6.50% due
                  05/15/05....................                    5,044,403
        5,000   U.S. Treasury Note 6.75% due

                  04/30/00....................                    5,120,950
       11,900   U.S. Treasury Note 6.875% due
                  08/31/99....................                   12,163,704
        7,000   U.S. Treasury Note 7.50% due
                  11/15/01....................                    7,423,640
                                                               ------------

                TOTAL U.S. GOVERNMENT & AGENCY
                OBLIGATIONS
                (IDENTIFIED COST
                $111,151,858).................                  111,869,817
                                                               ------------

                SHORT-TERM INVESTMENTS (10.0%)
                U.S. GOVERNMENT AGENCIES (a) (10.0%)
      109,800   Federal Home Loan Mortgage
                  Corp. 5.38% - 5.75% due
                  08/01/97 - 08/13/97.........                  109,736,967
       50,000   Student Loan Marketing Assoc.
                  5.44% due 08/18/97..........                   49,871,555
                                                               ------------

                TOTAL U.S. GOVERNMENT AGENCIES
                (AMORTIZED COST
                $159,608,522).................                  159,608,522
                                                               ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                              VALUE
-----------------------------------------------------------------
                REPURCHASE AGREEMENT (0.0%)
 $        127   The Bank of New York 5.75% due
                  08/01/97 (dated 07/31/97;
                  proceeds $127,134) (b)
                  (IDENTIFIED COST
                  $127,114)...................      $     127,114
                                                    -------------

                TOTAL SHORT-TERM INVESTMENTS
                (IDENTIFIED COST
                $159,735,636).................        159,735,636
                                                    -------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$1,214,385,874) (c)........       99.2%   1,586,519,094

OTHER ASSETS IN EXCESS OF
LIABILITIES................        0.8       12,492,053
                                 -----   --------------

NET ASSETS.................      100.0%  $1,599,011,147
                                 =====   ==============

---------------------
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at July 31, 1997.
(a) Securities were purchased on discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $103,000 U.S. Treasury Bill 0.00% due 08/07/97 valued at $102,902, $905 U.S. Treasury Note 7.125% due 09/30/99 valued at $952 and
     $25,255 U.S. Treasury Note 6.25% due 05/31/00 valued at $25,802.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $375,011,084 and the aggregate gross unrealized depreciation is $2,877,864, resulting in net unrealized appreciation of $372,133,220.


                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997

ASSETS:
Investments in securities, at value                            $ 1,586,519,094
  (identified cost $1,214,385,874)..........................
Receivable for:
    Investments sold........................................        23,853,037
    Interest................................................         5,125,607
    Shares of beneficial interest sold......................         2,503,666
    Dividends...............................................           829,667
Prepaid expenses and other assets...........................            35,452
                                                               ---------------
     TOTAL ASSETS...........................................     1,618,866,523
                                                               ---------------
LIABILITIES:
Payable for:
    Investments purchased...................................        16,522,123
    Plan of distribution fee................................         1,136,872
    Shares of beneficial interest repurchased...............         1,249,005
    Investment management fee...............................           720,945
Accrued expenses and other payables.........................           226,431
                                                               ---------------
     TOTAL LIABILITIES......................................        19,855,376
                                                               ---------------
     NET ASSETS.............................................   $ 1,599,011,147
                                                               ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................     1,195,287,263
Net unrealized appreciation.................................       372,133,220
Accumulated undistributed net investment income.............         7,448,690
Accumulated undistributed net realized gain.................        24,141,974
                                                               ---------------
     NET ASSETS.............................................   $ 1,599,011,147
                                                               ===============
CLASS A SHARES:
Net Assets..................................................   $        78,527
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...             4,187
     NET ASSET VALUE PER SHARE..............................   $         18.75
                                                               ===============
     MAXIMUM OFFERING PRICE PER SHARE
        (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).....   $         19.79
                                                               ===============
CLASS B SHARES:
Net Assets..................................................   $ 1,540,879,742
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...        82,168,617
     NET ASSET VALUE PER SHARE..............................   $         18.75
                                                               ===============
CLASS C SHARES:
Net Assets..................................................   $       114,448
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...             6,103
     NET ASSET VALUE PER SHARE..............................   $         18.75
                                                               ===============
CLASS D SHARES:
Net Assets..................................................   $    57,938,430
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...         3,089,332
     NET ASSET VALUE PER SHARE..............................   $         18.75
                                                               ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1997*

NET INVESTMENT INCOME:

INCOME
Interest....................................................   $    43,456,090
Dividends...................................................        10,407,080
                                                               ---------------

     TOTAL INCOME...........................................        53,863,170
                                                               ---------------

EXPENSES
Plan of distribution fee (Class B shares)...................        12,491,604
Investment management fee...................................         7,751,652
Transfer agent fees.........................................         1,192,422
Shareholder reports and notices.............................            95,767
Custodian fees..............................................            79,398
Registration fees...........................................            76,436
Professional fees...........................................            62,619
Trustees' fees and expenses.................................            14,922
Other.......................................................            20,165
                                                               ---------------

     TOTAL EXPENSES.........................................        21,784,985
                                                               ---------------

     NET INVESTMENT INCOME..................................        32,078,185
                                                               ---------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................        52,266,640
Net change in unrealized appreciation.......................       285,799,377
                                                               ---------------

     NET GAIN...............................................       338,066,017
                                                               ---------------

NET INCREASE................................................   $   370,144,202
                                                               ===============

---------------------
* Class A, Class C and Class D shares were issued July 28, 1997.


                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEAR          FOR THE YEAR
                                                                     ENDED                 ENDED
                                                                 JULY 31, 1997*        JULY 31, 1996
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................      $   32,078,185       $   21,424,282
Net realized gain...........................................          52,266,640           97,968,604
Net change in unrealized appreciation.......................         285,799,377           (3,107,509)
                                                                  --------------       --------------

     NET INCREASE...........................................         370,144,202          116,285,377
                                                                  --------------       --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class B shares..........................................         (28,975,735)         (21,021,721)
Net realized gain
    Class B shares..........................................        (109,339,056)         (70,591,947)
                                                                  --------------       --------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS......................        (138,314,791)         (91,613,668)
                                                                  --------------       --------------
Net increase from transactions in shares of beneficial
  interest..................................................         107,876,963          357,037,738
                                                                  --------------       --------------

     TOTAL INCREASE.........................................         339,706,374          381,709,447

NET ASSETS:
Beginning of period.........................................       1,259,304,773          877,595,326
                                                                  --------------       --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $7,448,690 AND $4,346,240, RESPECTIVELY)................      $1,599,011,147       $1,259,304,773
                                                                  ==============       ==============

---------------------
* Class A, Class C and Class D shares were issued July 28, 1997.


                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund seeks to achieve its objective by actively allocating its assets among major asset categories of equity and fixed-income securities and money market instruments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to November 8, 1989 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., designated as Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Distribution fees are charged directly to the respective class.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $37,067,710 at July 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended July 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of approximately $1,683,000. The shareholders pay such charges which are not an expense of the Fund.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

4. SHARES OF BENEFICIAL INTEREST+

Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE YEAR                  FOR THE YEAR
                                                                    ENDED                         ENDED
                                                                JULY 31, 1997                 JULY 31, 1996
                                                         ----------------------------   --------------------------
                                                           SHARES          AMOUNT         SHARES         AMOUNT
                                                         -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold...................................................        4,187   $       77,553            --             --
                                                         -----------   --------------   -----------   ------------
CLASS B SHARES
Sold...................................................   21,462,833      362,673,259    15,621,003   $252,119,338
Reinvestment of dividends and distributions............    7,689,886      125,001,968     5,419,616     83,797,500
Shares issued in connection with the acquisition of
 Dean Witter Managed Assets Trust......................           --              --     20,952,000    322,593,266
Redeemed...............................................  (22,487,425)    (380,152,637)  (18,698,191)  (301,472,366)
                                                         -----------   --------------   -----------   ------------
Net increase -- Class B................................    6,665,294      107,522,590    23,294,428    357,037,738
                                                         -----------   --------------   -----------   ------------

CLASS C SHARES*
Sold...................................................        6,103          112,493            --             --
                                                         -----------   --------------   -----------   ------------

CLASS D SHARES*
Sold...................................................       10,440          195,743            --             --
Redeemed...............................................       (1,699)         (31,416)           --             --
                                                         -----------   --------------   -----------   ------------
Net increase -- Class D................................        8,741          164,327            --             --
                                                         -----------   --------------   -----------   ------------
Net increase in Fund...................................    6,684,325   $  107,876,963    23,294,428   $357,037,738
                                                         ===========   ==============   ===========   ============

---------------------
 +   On July 28, 1997, 3,080,591 shares representing $56,682,871 were transferred to class D.
 *   For the period July 28, 1997 (issue date) through July 31, 1997.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1997 aggregated $1,953,824,446 and $2,016,351,077, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $290,565,797 and $498,666,902, respectively.

For the same period, the Fund incurred brokerage commissions with DWR of $37,367, for portfolio transactions executed on behalf of the Fund.

For the period May 31, 1997 through July 31, 1997, the Fund incurred brokerage commissions with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager since May 31, 1997, of $1,005, for portfolio transactions executed on behalf of the Fund.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $9,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,735. At July 31, 1997, the Fund had an accrued pension liability of $87,050 which is included in accrued expenses in the Statement of Assets and Liabilities.

6. FEDERAL INCOME TAX STATUS

As of July 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                    FOR THE PERIOD
                                                                                                                    OCTOBER 31,
                                                            FOR THE YEAR ENDED JULY 31                              1988*
                                   -------------------------------------------------------------------------------  THROUGH
                                    1997**      1996       1995      1994     1993       1992      1991      1990   JULY 31, 1989
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period ...........  $  16.02   $  15.87   $ 14.43   $ 14.59   $ 14.39   $ 13.09   $ 11.65   $ 11.37   $  9.45
                                  --------   --------   -------   -------   -------   -------   -------   -------   -------

Net investment income ..........      0.39       0.30      0.34      0.30      0.26      0.27      0.27      0.23      0.38

Net realized and
 unrealized gain ...............      4.10       1.43      1.86      0.22      0.81      1.27      1.50      0.55      1.84
                                  --------   --------   -------   -------   -------   -------   -------   -------   -------

Total from investment
 operations ....................      4.49       1.73      2.20      0.52      1.07      1.54      1.77      0.78      2.22
                                  --------   --------   -------   -------   -------   -------   -------   -------   -------

Less dividends and
 distributions from:
   Net investment
   income ......................     (0.36)     (0.32)    (0.29)    (0.26)    (0.31)    (0.24)    (0.26)    (0.29)    (0.30)
   Net realized gain ...........     (1.40)     (1.26)    (0.47)    (0.42)    (0.56)     --       (0.07)    (0.21)     --
                                  --------   --------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions .................     (1.76)     (1.58)    (0.76)    (0.68)    (0.87)    (0.24)    (0.33)    (0.50)    (0.30)
                                  --------   --------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period ........................  $  18.75   $  16.02   $ 15.87   $ 14.43   $ 14.59   $ 14.39   $ 13.09   $ 11.65   $ 11.37
                                  ========   ========   =======   =======   =======   =======   =======   =======   =======

TOTAL INVESTMENT
RETURN+ ........................     29.73%     11.47%    16.05%     3.53%     7.59%    11.88%    15.67%     7.21%    23.76%(1)

RATIOS TO AVERAGE NET
ASSETS:
Expenses .......................      1.56%      1.58%     1.63%     1.62%     1.62%     1.63%     1.59%     1.53%     0.97%(2)(3)

Net investment income ..........      2.29%      1.88%     2.35%     2.03%     1.90%     2.19%     2.37%     2.39%     6.00%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of
 period, in millions ...........  $  1,541   $  1,259   $   878   $   806   $   783   $   441   $   238   $   196   $    48

Portfolio turnover
 rate ..........................       158%       174%      179%       90%       98%       79%      140%      101%       70%(1)

Average commission rate
 paid ..........................  $ 0.0595   $ 0.0597        --        --        --        --        --        --        --

---------------------
 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to November 8, 1989 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc., and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all its expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 1.48% and 5.48%, respectively.


                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         JULY 31, 1997
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................    $   18.40
                                                                          ---------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                           --------
Total from investment operations......................................         0.35
                                                                           --------
Net asset value, end of period........................................     $  18.75
                                                                           ========
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         5.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................     $     79
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................     $ 0.0595
                                                                           ========


CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................     $  18.40
                                                                           --------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                           --------
Total from investment operations......................................         0.35
                                                                           --------
Net asset value, end of period........................................     $  18.75
                                                                           ========
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.67%(2)
Net investment income.................................................         4.38%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................     $    114
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................     $ 0.0595

---------------------
 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.


                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         JULY 31, 1997
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................     $  18.40
                                                                           --------

Net investment income.................................................         0.01

Net realized and unrealized gain......................................         0.34
                                                                           --------

Total from investment operations......................................         0.35
                                                                           --------

Net asset value, end of period........................................     $  18.75
                                                                           ========

TOTAL INVESTMENT RETURN+..............................................         1.90%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.67%(2)

Net investment income.................................................         5.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................     $ 57,938

Portfolio turnover rate...............................................          158%

Average commission rate paid..........................................     $ 0.0595


---------------------
 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.


                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER STRATEGIST FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Strategist Fund (the "Fund") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
SEPTEMBER 12, 1997

                       1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended July 31, 1997, the Fund paid to its shareholders $1.17 per share from long-term capital gains. For such period 25.03% of the income dividend qualified for the dividends received deduction available to corporations.

                 (This page has been left blank intentionally.)

DEAN WITTER                                                      ANNUAL REPORT
STRATEGIST FUND                                                  JULY 31, 1997


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Mark A. Bavoso
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048






This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER STRATEGIST FUND     Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS January 31, 1998

DEAR SHAREHOLDER:

Following is the semiannual report to the shareholders of Dean Witter Strategist Fund, for the six-month period ended January 31, 1998. This report reviews the Fund's most recent performance and an analysis of its portfolio.

FUND PERFORMANCE

For the six-month period ended January 31, 1998, the Fund's Class B shares posted a total return of -0.11 percent, versus 2.94 percent, 3.56 percent, 5.12 percent and 2.61 percent, respectively for the Lipper Flexible Portfolio Funds Index, the Standard & Poor's 500 Composite Stock Index, the Lehman Brothers Government/Corporate Bond Index and the Six Month U.S. Treasury Bill. Since their inception on July 28, 1997, through January 31, 1998, the Fund's Class A, C and D shares had total returns of 0.21 percent, -0.14 percent and 0.34 percent, respectively. Performance of the Fund's four share classes varies because of differing charges and expenses.

INVESTMENT ANALYSIS

The Fund's underperformance for the period under review, August 1997 to January 1998, was due to our asset allocation which favored stocks and underweighted bonds. For the six-month period, Dean Witter Strategist Fund maintained an asset allocation target of 70 percent equities, 20 percent U.S. government and corporate bonds and 10 percent cash equivalents. This was a change from the first half of 1997 when the Fund was positioned at roughly a 50 percent/50 percent stock and bond/cash blend. The move was made because of our view that corporate earnings growth would continue at an above average pace, therefore leading us to take a more aggressive approach toward the equity markets. The untimely currency crises in Indonesia, Singapore, Malaysia, and Thailand had the compounding negative effect of pummelling technology stocks and causing a rapid and significant "flight-to-quality" bond rally.

While the outperformance of bonds tied to the Asian Pacific crisis may have affected our strategy during the second half of the year, January 1998 has been a good month for the equity market. We would

DEAN WITTER STRATEGIST FUND
expect this trend to continue through the first quarter of 1998, at the very least, and provide improved returns to our shareholders based on our current allocation target.

THE PORTFOLIO

Concerning the Fund's specific investments, the equity portion of the portfolio features an emphasis on the U.S. consumer, who is enjoying unprecedented financial liquidity tied to low unemployment and declining mortgage rates. The Fund holds a number of retailers (Pier 1 Imports, Inc. and Kmart Corp.), consumer products companies (Colgate-Palmolive Co. and Kellogg Co.) and leisure time service providers (Walt Disney Co.). Also, the Fund holds significant exposures to technology, financial services and energy stocks.

The fixed-income portion of the portfolio is well diversified among both government and corporate issuers, varying maturities, interest rates and duration. At period end, the Fund's bond portfolio, 55 issues in all, had an average maturity of 9 1/4 years, an average yield of 6 1/4 percent, and an average duration of 5 1/3 years. (Duration is a ratio which measures a bond portfolio's sensitivity to general interest rate movements.)

LOOKING AHEAD

In our view, equity valuations continue to be quite attractive based on earnings growth and subdued inflation, especially in light of the recent decline in interest rates. As rates reach lower levels, the total return potential of fixed-income investments diminishes as well, making other investment classes more attractive. In our opinion, the near term view favors a continued over weighting of equity investments versus both bonds and cash.

Should the equity market continue to outperform other asset classes and bond yields remain stable or slightly higher, we will gradually seek opportunities to lower our exposure to the stock market and raise our weighting to bonds and perhaps cash, protecting profits while continuing to seek long-term total returns. With the U.S. economy enjoying three percent growth, low unemployment, subdued inflation, and a federal budget surplus just around the corner, both stocks and bonds continue to look attractive in the nearer term.

We appreciate your continued support and interest in Dean Witter Strategist Fund and look forward to serving your investment needs in the future.

Sincerely,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER STRATEGIST FUND

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited)

NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------
             COMMON STOCKS (68.1%)
             Aerospace & Defense (3.0%)
   320,000   General Motors Corp. (Class
              H)...........................  $   11,080,000
   194,000   Honeywell, Inc. ..............      13,592,125
   101,848   Raytheon Co. (Class A)........       5,206,979
   200,000   Thiokol Corp. ................      17,250,000
                                             --------------
                                                 47,129,104
                                             --------------
             Airlines (0.7%)
   250,000   Continental Airlines, Inc.
              (Class B)*...................      11,593,750
                                             --------------

             Aluminum (1.0%)
   200,000   Aluminum Co. of America.......      15,275,000
                                             --------------

             Appliances & Household Durables (0.8%)
   320,000   Maytag Corp. .................      12,300,000
                                             --------------

             Automotive (2.1%)
   440,000   Chrysler Corp. ...............      15,317,500
   350,000   Ford Motor Co. ...............      17,850,000
                                             --------------
                                                 33,167,500
                                             --------------
             Banks (2.9%)
   220,000   NationsBank Corp. ............      13,200,000
   240,000   Washington Mutual, Inc. ......      15,420,000
    58,000   Wells Fargo & Co. ............      17,922,000
                                             --------------
                                                 46,542,000
                                             --------------
             Banks - Money Center (1.4%)
   100,000   Chase Manhattan Corp. ........      10,718,750
   102,000   Citicorp......................      12,138,000
                                             --------------
                                                 22,856,750
                                             --------------
             Beverages - Soft Drinks (0.8%)
   327,800   PepsiCo, Inc. ................      11,821,287
                                             --------------

             Biotechnology (0.5%)
   400,000   BioChem Pharma, Inc.
              (Canada)*....................       8,150,000
                                             --------------
             Cable & Telecommunications (0.9%)
   500,000   U.S. West Media Group,
              Inc.*........................      14,843,750
                                             --------------
             Chemicals (2.9%)
   120,000   Dow Chemical Co. .............      10,800,000
   220,000   Du Pont (E.I.) de Nemours &
              Co., Inc. ...................      12,457,500
   380,000   Georgia Gulf Corp. ...........      12,397,500
   220,000   Monsanto Co. .................      10,436,250
                                             --------------
                                                 46,091,250
                                             --------------

NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------
             Communications Equipment (2.4%)
   200,000   Bay Networks, Inc.*...........  $    5,437,500
   150,000   Cisco Systems, Inc.*..........       9,459,375
   100,000   Lucent Technologies, Inc. ....       8,850,000
   270,000   Tellabs, Inc.*................      13,803,750
                                             --------------
                                                 37,550,625
                                             --------------
             Computer Software (1.1%)
    50,000   Microsoft Corp.*..............       7,459,375
   180,000   Network Associates, Inc.*.....       9,720,000
                                             --------------
                                                 17,179,375
                                             --------------
             Computer Software & Services (0.7%)
   220,000   HBO & Co. ....................      11,508,750
                                             --------------

             Computers (3.7%)
   130,000   Dell Computer Corp.*..........      12,926,875
   329,250   Diebold, Inc. ................      16,380,187
   400,000   Gateway 2000, Inc.*...........      15,075,000
   300,000   Sun Microsystems, Inc.*.......      14,381,250
                                             --------------
                                                 58,763,312
                                             --------------
             Electric - Major (2.3%)
   258,000   Emerson Electric Co. .........      15,609,000
   258,000   General Electric Co. .........      19,995,000
                                             --------------
                                                 35,604,000
                                             --------------
             Engineering & Construction (0.2%)
   100,000   Fluor Corp. ..................       3,768,750
                                             --------------

             Financial Services (3.4%)
   188,000   American Express Co. .........      15,733,250
   290,000   Fannie Mae....................      17,907,500
   399,999   Travelers Group, Inc. ........      19,799,950
                                             --------------
                                                 53,440,700
                                             --------------
             Foods (1.6%)
   150,000   General Mills, Inc. ..........      11,165,625
   300,000   Kellogg Co. ..................      13,856,250
                                             --------------
                                                 25,021,875
                                             --------------
             Healthcare - HMOs (0.4%)
   325,000   Humana, Inc.*.................       6,520,313
                                             --------------

             Household Products (1.2%)
   253,400   Colgate-Palmolive Co. ........      18,561,550
                                             --------------

             Insurance (4.8%)
   188,000   Ace, Ltd. (Bermuda)...........      17,495,750
   142,500   American International Group,
              Inc. ........................      15,719,531
   200,000   Chubb Corp. ..................      15,187,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited) continued

NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------
   260,000   Conseco, Inc. ................  $   11,895,000
   350,000   Equitable Companies, Inc. ....      16,100,000
                                             --------------
                                                 76,397,781
                                             --------------
             Internet (0.7%)
   120,000   America Online, Inc.*.........      11,482,500
                                             --------------
             Leisure (0.8%)
   120,000   Walt Disney Co. ..............      12,787,500
                                             --------------

             Media Group (0.5%)
   100,000   Clear Channel Communications,
              Inc.*........................       7,700,000
                                             --------------
             Office Equipment & Supplies (0.3%)
   160,000   IKON Office Solutions,
              Inc. ........................       5,040,000
                                             --------------
             Oil - Domestic (1.7%)
   260,000   Amerada Hess Corp. ...........      14,218,750
   172,000   Atlantic Richfield Co. .......      12,792,500
                                             --------------
                                                 27,011,250
                                             --------------
             Oil - Integrated - International (4.2%)
   190,000   Chevron Corp. ................      14,214,375
   240,000   Exxon Corp. ..................      14,235,000
   198,000   Mobil Corp. ..................      13,488,750
   200,000   Royal Dutch Petroleum Co.
              (ADR) (Netherlands)..........      10,250,000
   260,000   Texaco, Inc. .................      13,536,250
                                             --------------
                                                 65,724,375
                                             --------------
             Paper Products (1.5%)
   210,000   Bowater, Inc. ................      10,290,000
   270,000   Champion International
              Corp. .......................      13,820,625
                                             --------------
                                                 24,110,625
                                             --------------
             Pharmaceuticals (5.0%)
   160,000   Abbott Laboratories...........      11,330,000
   208,400   American Home Products
              Corp. .......................      19,889,175
   194,744   Johnson & Johnson.............      13,035,677
   302,000   Lilly (Eli) & Co. ............      20,385,000
   100,000   Warner-Lambert Co. ...........      15,050,000
                                             --------------
                                                 79,689,852
                                             --------------
             Railroad Equipment (0.6%)
   200,000   Trinity Industries, Inc. .....       9,050,000
                                             --------------

             Retail - Department Stores (1.4%)
 1,150,000   Kmart Corp.*..................      12,650,000
   176,000   May Department Stores Co. ....       9,251,000
                                             --------------
                                                 21,901,000
                                             --------------
             Retail - Specialty (5.6%)
   290,000   Bed Bath & Beyond, Inc.*......      11,491,250

NUMBER OF
  SHARES                                         VALUE
-----------------------------------------------------------
   350,000   Costco Companies, Inc.*.......  $   15,181,250
   120,000   Eagle Hardware & Garden,
              Inc.*........................       2,235,000
   216,000   Home Depot, Inc. .............      13,027,500
   200,000   Payless ShoeSource, Inc.*.....      13,012,500
   550,000   Pep Boys-Manny, Moe & Jack....      12,031,250
   950,000   Pier 1 Imports, Inc. .........      22,206,250
                                             --------------
                                                 89,185,000
                                             --------------
             Retail - Specialty Apparel (1.4%)
   465,000   Gap, Inc. (The)...............      18,164,063
   150,000   Wet Seal, Inc. (Class A)*.....       4,584,375
                                             --------------
                                                 22,748,438
                                             --------------
             Savings & Loan Associations (0.9%)
   170,000   Golden West Financial
              Corp. .......................      14,354,375
                                             --------------

             Semiconductors (1.0%)
   200,000   Intel Corp. ..................      16,200,000
                                             --------------

             Steel & Iron (0.5%)
   180,000   Nucor Corp. ..................       8,572,500
                                             --------------

             Telecommunications (0.3%)
   150,000   Winstar Communications,
              Inc.*........................       4,903,125
                                             --------------

             Tobacco (1.0%)
   390,000   Philip Morris Companies,
              Inc. ........................      16,185,000
                                             --------------

             Transportation - Miscellaneous (0.7%)
   150,000   Airborne Freight Corp. .......      10,668,750
                                             --------------

             Truckers (0.9%)
   550,000   Yellow Corp.*.................      14,231,250
                                             --------------

             Wholesale Distributor (0.3%)
   250,000   CHS Electronics, Inc.*........       5,000,000
                                             --------------

             TOTAL COMMON STOCKS
             (Identified Cost
             $770,393,889).................   1,080,632,962
                                             --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
             CORPORATE BONDS (10.0%)
             Aerospace & Defense (0.3%)
$    4,000   Northrop-Grumman Corp.
              7.875% due 03/01/26..........       4,482,280
                                             --------------

             Banks (2.7%)
     3,800   Central Fidelity Capital I
              Inc. (Series A)
              6.594%+ due 04/15/27.........       3,873,150

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                        VALUE
-----------------------------------------------------------
$    6,900   Centura Capital Trust
              I - 144A**
              8.845% due 06/01/27..........  $    7,693,500
     5,000   Compass Trust I (Series A)
              8.23% due 01/15/27...........       5,368,050
     4,900   MBNA Capital I (Series A)
              8.278% due 12/01/26..........       5,110,112
     5,000   North Fork Capital Trust I
              8.70% due 12/15/26...........       5,468,750
     3,900   Norwest Financial, Inc.
              6.20% due 02/15/01...........       3,944,460
     7,043   St. Paul Bancorp, Inc.
              7.125% due 02/15/04..........       7,275,278
     4,000   US Bank N.A.
              6.50% due 02/01/08...........       4,055,000
                                             --------------
                                                 42,788,300
                                             --------------
             Brokerage (1.2%)
     3,900   Bear Stearns Co., Inc.
              6.75% due 12/15/07...........       3,966,924
     4,000   Lehman Brothers Holdings, Inc.
              6.20% due 01/15/02...........       3,998,160
     6,000   Paine Webber Group, Inc.
              6.79% due 10/04/04...........       6,175,560
     5,000   Salomon, Inc.
              6.65% due 07/15/01...........       5,107,750
                                             --------------
                                                 19,248,394
                                             --------------
             Cable & Telecommunications (1.3%)
     5,000   Continental Cablevision, Inc.
              9.50% due 08/01/13...........       5,926,900
     5,000   Cox Enterprises, Inc. - 144A**
              6.25% due 08/26/99...........       5,025,000
     4,000   TCI Communications, Inc.
              8.75% due 08/01/15...........       4,621,200
     3,900   Time Warner Entertainment Co.
              8.375% due 03/15/23..........       4,459,689
                                             --------------
                                                 20,032,789
                                             --------------
             Chemicals - Specialty (0.3%)
     4,000   Solutia, Inc.
              7.375% due 10/15/27..........       4,177,520
                                             --------------

             Electric Power (0.1%)
     1,500   Texas Utilities Co. (Class A) - 144A**
             6.20% due 10/01/02............       1,524,375
                                             --------------

             Financial Services (0.8%)
     5,000   Advanta Corp.
              6.384% due 08/07/98..........       4,979,200

PRINCIPAL
AMOUNT IN
THOUSANDS                                        VALUE
-----------------------------------------------------------
$    3,500   Advanta Corp.
              7.28% due 07/30/01...........  $    3,338,090
     4,000   MBIA Inc.
              7.15% due 07/15/27...........       4,231,400
                                             --------------
                                                 12,548,690
                                             --------------
             Insurance (1.4%)
     5,000   Arkwright CSN Trust - 144A**
              9.625% due 08/15/26..........       5,931,250
     7,000   Markel Capital Trust I (Series
              B)
              8.71% due 01/01/46...........       7,749,560
     7,800   Orion Capital Trust I
              8.73% due 01/01/37...........       8,443,500
                                             --------------
                                                 22,124,310
                                             --------------
             Natural Gas (0.2%)
     3,000   Apache Corp.
              7.00% due 02/01/18...........       3,011,250
                                             --------------

             Oil - Integrated - Domestic (0.3%)
     5,000   Mitchell Energy & Development
              Corp.
              6.75% due 02/15/04...........       5,027,800
                                             --------------

             Real Estate (0.3%)
     5,000   Crescent Real Estate Equities
              Co. - 144A**
              6.625% due 09/15/02..........       4,959,950
                                             --------------

             Recreation (0.3%)
     3,900   Carnival Cruise Lines (Panama)
              7.20% due 10/01/23...........       4,089,072
                                             --------------

             Retail - General Merchandise (0.3%)
     5,000   ShopKo Stores, Inc.
              9.00% due 11/15/04...........       5,651,200
                                             --------------

             Utilities - Telephone (0.3%)
     2,000   GTE Corp.
              8.75% due 11/01/21...........       2,416,080
     2,000   GTE Florida, Inc.
              6.86% due 02/01/28...........       2,017,500
                                             --------------
                                                  4,433,580
                                             --------------
             Waste Management (0.2%)
     4,000   USA Waste Services, Inc.
              6.50% due 12/15/02...........       4,060,280
                                             --------------

             TOTAL CORPORATE BONDS
             (Identified Cost
              $153,682,514)................     158,159,790
                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                        VALUE
-----------------------------------------------------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.4%)
$    4,000   Fannie Mae
              5.25% due 01/15/03...........  $    3,942,080
     6,000   Federal Home Loan Mortgage
              Corp.
              6.943% due 03/21/07..........       6,458,460
       240   Federal Home Loan Mortgage
              Corp.
              8.50% due 07/01/02...........         246,941
       123   Federal Home Loan Mortgage
              Corp.
              9.00% due 08/01/02...........         126,639
     4,000   U.S. Treasury Bond
              6.375% due 08/15/27..........       4,295,200
     3,500   U.S. Treasury Bond
              6.50% due 11/15/26...........       3,805,200
    14,900   U.S. Treasury Bond
              6.625% due 02/15/27..........      16,467,033
     7,000   U.S. Treasury Note
              5.125% due 02/28/98..........       6,996,850
     1,900   U.S. Treasury Note
              5.625% due 11/30/00..........       1,913,129
     5,000   U.S. Treasury Note
              5.625% due 02/28/01..........       5,036,750
    28,000   U.S. Treasury Note
              5.875% due 04/30/98..........      28,035,000
     5,000   U.S. Treasury Note
              5.875% due 02/28/99..........       5,030,750
     3,000   U.S. Treasury Note
              5.875% due 11/30/01..........       3,047,760
     5,000   U.S. Treasury Note
              6.00% due 08/15/99...........       5,050,200
     4,000   U.S. Treasury Note
              6.25% due 02/15/03...........       4,141,440
     5,000   U.S. Treasury Note
              6.375% due 05/15/99..........       5,064,550
    12,050   U.S. Treasury Note
              6.50% due 04/30/99...........      12,223,400
     5,000   U.S. Treasury Note
              6.75% due 04/30/00...........       5,144,700
     6,900   U.S. Treasury Note
              6.875% due 08/31/99..........       7,060,770
    23,900   U.S. Treasury Note
              6.875% due 05/15/06..........      25,963,526

PRINCIPAL
AMOUNT IN
THOUSANDS                                        VALUE
-----------------------------------------------------------
$    6,900   U.S. Treasury Note
              7.25% due 05/15/04...........  $    7,546,599
     7,000   U.S. Treasury Note
              7.50% due 11/15/01...........       7,495,040
                                             --------------

             TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS
              (Identified Cost
              $162,345,731)................     165,092,017
                                             --------------

             SHORT-TERM INVESTMENTS (11.5%)
             U.S. GOVERNMENT AGENCIES (a) (11.5%)
   182,000   Federal Home Loan Mortgage
              Corp.
              5.41% - 5.57% due 02/02/98 -
              02/12/98
              (Amortized Cost
              $181,889,432)................     181,889,432
                                             --------------

             REPURCHASE AGREEMENT (0.0%)
       725   The Bank of New York
              5.375% due 02/02/98 (dated
              01/30/98; proceeds $725,316)
              (b)
              (Identified Cost $724,991)...         724,991
                                             --------------

             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost
              $182,614,423)................     182,614,423
                                             --------------


TOTAL INVESTMENTS
(Identified Cost $1,269,036,557)
(c)................................. 100.0%   1,586,499,192

OTHER ASSETS IN EXCESS OF
LIABILITIES.........................   0.0%         114,314
                                     ------  --------------

NET ASSETS.......................... 100.0%  $1,586,613,506
                                     ======  ==============


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
** Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at January 31, 1998.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b)  Collateralized by $718,890 U.S. Treasury Note
     6.75% due 05/31/99 valued at $739,491.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $330,273,992 and the aggregate gross unrealized depreciation is
     $12,811,357, resulting in net unrealized appreciation of $317,462,635.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1998 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $1,269,036,557)...........................  $1,586,499,192
Receivable for:
    Interest................................................       5,759,047
    Investments sold........................................       3,273,139
    Shares of beneficial interest sold......................       1,977,866
    Dividends...............................................         764,335
Prepaid expenses and other assets...........................         137,035
                                                              --------------

    TOTAL ASSETS............................................   1,598,410,614
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................       8,962,672
    Plan of distribution fee................................       1,183,207
    Shares of beneficial interest repurchased...............         757,021
    Investment management fee...............................         725,898
Accrued expenses and other payables.........................         168,310
                                                              --------------

    TOTAL LIABILITIES.......................................      11,797,108
                                                              --------------

    NET ASSETS..............................................  $1,586,613,506
                                                              ==============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $1,243,092,167
Net unrealized appreciation.................................     317,462,635
Accumulated undistributed net investment income.............       2,601,696
Accumulated undistributed net realized gain.................      23,457,008
                                                              --------------

    NET ASSETS..............................................  $1,586,613,506
                                                              ==============

CLASS A SHARES:
Net Assets..................................................     $19,436,107
Shares Outstanding (unlimited authorized, $.01 par value)...       1,077,245

    NET ASSET VALUE PER SHARE...............................          $18.04
                                                              ==============

    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........          $19.04
                                                              ==============

CLASS B SHARES:
Net Assets..................................................  $1,507,103,949
Shares Outstanding (unlimited authorized, $.01 par value)...      83,545,891

    NET ASSET VALUE PER SHARE...............................          $18.04
                                                              ==============

CLASS C SHARES:
Net Assets..................................................      $3,006,533
Shares Outstanding (unlimited authorized, $.01 par value)...         166,851

    NET ASSET VALUE PER SHARE...............................          $18.02
                                                              ==============

CLASS D SHARES:
Net Assets..................................................     $57,066,917
Shares Outstanding (unlimited authorized, $.01 par value)...       3,160,930

    NET ASSET VALUE PER SHARE...............................          $18.05
                                                              ==============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

STATEMENT OF OPERATIONS
For the six months ended January 31, 1998 (unaudited)
NET INVESTMENT INCOME:
INCOME
Interest....................................................  $ 16,169,259
Dividends (net of $19,549 foreign withholding tax)..........     6,199,131
                                                              ------------

    TOTAL INCOME............................................    22,368,390
                                                              ------------

EXPENSES
Plan of distribution fee (Class A shares)...................        16,479
Plan of distribution fee (Class B shares)...................     6,853,837
Plan of distribution fee (Class C shares)...................         9,495
Investment management fee...................................     4,326,157
Transfer agent fees and expenses............................       696,820
Registration fees...........................................        59,990
Shareholder reports and notices.............................        49,895
Custodian fees..............................................        49,808
Professional fees...........................................        31,137
Trustees' fees and expenses.................................         9,146
Other.......................................................         9,499
                                                              ------------

    TOTAL EXPENSES..........................................    12,112,263
                                                              ------------

    NET INVESTMENT INCOME...................................    10,256,127
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    42,418,144
Net change in unrealized appreciation.......................   (54,670,585)
                                                              ------------

    NET LOSS................................................   (12,252,441)
                                                              ------------

NET DECREASE................................................  $ (1,996,314)
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE SIX       FOR THE YEAR
                                                        MONTHS ENDED         ENDED
                                                      JANUARY 31, 1998   JULY 31, 1997*
---------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................   $   10,256,127    $   32,078,185
Net realized gain...................................       42,418,144        52,266,640
Net change in unrealized appreciation...............      (54,670,585)      285,799,377
                                                       --------------    --------------

    NET INCREASE (DECREASE).........................       (1,996,314)      370,144,202
                                                       --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
    Class A shares..................................         (201,991)               --
    Class B shares..................................      (14,137,352)      (28,975,735)
    Class C shares..................................          (21,268)               --
    Class D shares..................................         (742,510)               --

Net realized gain
    Class A shares..................................         (478,126)               --
    Class B shares..................................      (41,034,286)     (109,339,056)
    Class C shares..................................          (70,302)               --
    Class D shares..................................       (1,520,396)               --
                                                       --------------    --------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS...............      (58,206,231)     (138,314,791)
                                                       --------------    --------------

Net increase from transactions in shares of
 beneficial interest................................       47,804,904       107,876,963
                                                       --------------    --------------

    NET INCREASE (DECREASE).........................      (12,397,641)      339,706,374

NET ASSETS:
Beginning of period.................................    1,599,011,147     1,259,304,773
                                                       --------------    --------------
    END OF PERIOD
    (Including undistributed net investment income
    of $2,601,696 and $7,448,690, respectively).....   $1,586,613,506    $1,599,011,147
                                                       ==============    ==============

---------------------

* Class A, Class C and Class D shares were issued July 28, 1997.


        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund seeks to achieve its objective by actively allocating its assets among major asset categories of equity and fixed-income securities and money market instruments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to November 8, 1989 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., designated as Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not

DEAN WITTER STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

readily available, including circumstances under which it is determined by Dean Witter InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex- dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis

DEAN WITTER STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B

DEAN WITTER STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $36,818,858 at January 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the six months ended January 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended January 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $696,941 and $1,647, respectively and received $43,507 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

DEAN WITTER STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                    FOR THE SIX                      FOR THE YEAR
                                                                    MONTHS ENDED                         ENDED
                                                                  JANUARY 31, 1998                  JULY 31, 1997+*
                                                             --------------------------       ---------------------------
                                                                    (unaudited)
                                                               SHARES        AMOUNT             SHARES         AMOUNT
                                                             ----------   -------------       -----------   -------------
CLASS A SHARES
Sold.......................................................   1,236,257   $  22,588,797             4,187   $      77,553
Reinvestment of dividends and distributions................      28,094         497,622                --              --
Redeemed...................................................    (191,293)     (3,523,127)               --              --
                                                             ----------   -------------       -----------   -------------
Net increase - Class A.....................................   1,073,058      19,563,292             4,187          77,553
                                                             ----------   -------------       -----------   -------------
CLASS B SHARES
Sold.......................................................   6,916,167     126,174,847        21,462,833     362,673,259
Reinvestment of dividends and distributions................   2,797,729      49,822,992         7,689,886     125,001,968
Redeemed...................................................  (8,336,622)   (151,930,300)      (22,487,425)   (380,152,637)
                                                             ----------   -------------       -----------   -------------
Net increase - Class B.....................................   1,377,274      24,067,539         6,665,294     107,522,590
                                                             ----------   -------------       -----------   -------------
CLASS C SHARES
Sold.......................................................     175,502       3,230,191             6,103         112,493
Reinvestment of dividends and distributions................       4,761          84,506                --              --
Redeemed...................................................     (19,515)       (346,551)               --              --
                                                             ----------   -------------       -----------   -------------
Net increase - Class C.....................................     160,748       2,968,146             6,103         112,493
                                                             ----------   -------------       -----------   -------------
CLASS D SHARES
Sold.......................................................     251,511       4,558,484            10,440         195,743
Reinvestment of dividends and distributions................     114,296       2,038,084                --              --
Redeemed...................................................    (294,209)     (5,390,641)           (1,699)        (31,416)
                                                             ----------   -------------       -----------   -------------
Net increase - Class D.....................................      71,598       1,205,927             8,741         164,327
                                                             ----------   -------------       -----------   -------------
Net increase in Fund.......................................   2,682,678   $  47,804,904         6,684,325   $ 107,876,963
                                                             ==========   =============       ===========   =============

---------------------
+ On July 28, 1997, 3,080,591 shares representing $56,682,871 were transferred to Class D.
* For Class A, C and D, for the period July 28, 1997 (issue date) through July 31, 1997.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended January 31, 1998 aggregated $624,873,316 and $635,625,834, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $158,849,294 and $109,547,739, respectively.

For the same period, the Fund incurred brokerage commissions with DWR of $54,430, for portfolio transactions executed on behalf of the Fund.

DEAN WITTER STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

For the same period, the Fund incurred brokerage commissions with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager, of $59,670, for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $20,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended January 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,072. At January 31, 1998, the Fund had an accrued pension liability of $86,403 which is included in accrued expenses in the Statement of Assets and Liabilities.

6. FEDERAL INCOME TAX STATUS

At July 31, 1997, the Fund had temporary book/tax differences which were primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER STRATEGIST FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                        FOR THE SIX                       FOR THE YEAR ENDED JULY 31
                                                        MONTHS ENDED         ----------------------------------------------------
                                                     JANUARY 31, 1998++      1997*++      1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                        (unaudited)
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............        $18.75             $16.02     $15.87     $14.43     $14.59     $14.39
                                                           ------             ------     ------     ------     ------     ------
Net investment income..............................          0.12               0.39       0.30       0.34       0.30       0.26
Net realized and unrealized gain (loss)............         (0.15)              4.10       1.43       1.86       0.22       0.81
                                                           ------             ------     ------     ------     ------     ------
Total from investment operations...................         (0.03)              4.49       1.73       2.20       0.52       1.07
                                                           ------             ------     ------     ------     ------     ------
Less dividends and distributions from:
   Net investment income...........................         (0.17)             (0.36)     (0.32)     (0.29)     (0.26)     (0.31)
   Net realized gain...............................         (0.51)             (1.40)     (1.26)     (0.47)     (0.42)     (0.56)
                                                           ------             ------     ------     ------     ------     ------
Total dividends and distributions..................         (0.68)             (1.76)     (1.58)     (0.76)     (0.68)     (0.87)
                                                           ------             ------     ------     ------     ------     ------
Net asset value, end of period.....................        $18.04             $18.75     $16.02     $15.87     $14.43     $14.59
                                                           ======             ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN+...........................         (0.11)%(1)         29.73%     11.47%     16.05%      3.53%      7.59%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................          1.57%(2)           1.56%      1.58%      1.63%      1.62%      1.62%
Net investment income..............................          1.26%(2)           2.29%      1.88%      2.35%      2.03%      1.90%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions.............        $1,507             $1,541     $1,259       $878       $806       $783
Portfolio turnover rate............................            46%(1)            158%       174%       179%        90%        98%
Average commission rate paid.......................       $0.0571            $0.0595    $0.0597         --         --         --

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to November 8, 1989 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc., and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX        JULY 28, 1997*
                                                                 MONTHS ENDED           THROUGH
                                                              JANUARY 31, 1998++    JULY 31, 1997++
---------------------------------------------------------------------------------------------------
                                                                 (unaudited)

CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $18.75               $18.40
                                                                    ------               ------
Net investment income.......................................          0.17                 0.01
Net realized and unrealized gain (loss).....................         (0.14)                0.34
                                                                    ------               ------
Total from investment operations............................          0.03                 0.35
                                                                    ------               ------
Less dividends and distributions from:
   Net investment income....................................         (0.23)                  --
   Net realized gain........................................         (0.51)                  --
                                                                    ------               ------
Total dividends and distributions...........................         (0.74)                  --
                                                                    ------               ------
Net asset value, end of period..............................        $18.04               $18.75
                                                                    ======               ======
TOTAL INVESTMENT RETURN+....................................          0.21%(1)             1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.93%(2)             0.92%(2)
Net investment income.......................................          1.91%(2)             5.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $19,436                  $79
Portfolio turnover rate.....................................            46%(1)              158%
Average commission rate paid................................       $0.0571              $0.0595
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $18.75               $18.40
                                                                    ------               ------
Net investment income.......................................          0.11                 0.01
Net realized and unrealized gain (loss).....................         (0.14)                0.34
                                                                    ------               ------
Total from investment operations............................         (0.03)                0.35
                                                                    ------               ------
Less dividends and distributions from:
   Net investment income....................................         (0.19)                  --
   Net realized gain........................................         (0.51)                  --
                                                                    ------               ------
Total dividends and distributions...........................         (0.70)                  --
                                                                    ------               ------
Net asset value, end of period..............................        $18.02               $18.75
                                                                    ======               ======
TOTAL INVESTMENT RETURN+....................................         (0.14)%(1)            1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.67%(2)             1.67%(2)
Net investment income.......................................          1.15%(2)             4.38%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $3,007                 $114
Portfolio turnover rate.....................................            46%(1)              158%
Average commission rate paid................................       $0.0571              $0.0595

---------------------
 *  The date shares were first issued.
 ++  The per share amounts were computed using an average number of shares outstanding during the period.
 +  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND

                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX        JULY 28, 1997*
                                                                 MONTHS ENDED           THROUGH
                                                              JANUARY 31, 1998++    JULY 31, 1997++
---------------------------------------------------------------------------------------------------
                                                                 (unaudited)
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 18.75              $ 18.40
                                                                   -------              -------
Net investment income.......................................          0.20                 0.01
Net realized and unrealized gain (loss).....................         (0.14)                0.34
                                                                   -------              -------
Total from investment operations............................          0.06                 0.35
                                                                   -------              -------
Less dividends and distributions from:
   Net investment income....................................         (0.25)                  --
   Net realized gain........................................         (0.51)                  --
                                                                   -------              -------
Total dividends and distributions...........................         (0.76)                  --
                                                                   -------              -------
Net asset value, end of period..............................       $ 18.05              $ 18.75
                                                                   =======              =======
TOTAL INVESTMENT RETURN+....................................          0.34%(1)             1.90%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.66%(2)             0.67%(2)
Net investment income.......................................          2.17%(2)             5.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $57,067              $57,938
Portfolio turnover rate.....................................            46%(1)              158%
Average commission rate paid................................       $0.0571                  $0.0595

---------------------
 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Mark A. Bavoso
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
STRATEGIST FUND


[GRAPHIC]


SEMIANNUAL REPORT
JANUARY 31, 1998

                                   PROSPECTUS
                                 MARCH 2, 1998


         Dean Witter Global Asset Allocation Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to seek long-term total return on its investments. The Fund seeks to meet its investment objective by allocating its assets among U.S. and foreign equities, fixed-income and adjustable rate securities ("fixed-income securities") and money market instruments. (See "Investment Objectives and Policies.")

         The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

         This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 2, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

                               Table of Contents

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      4

Financial Highlights ..................................................      6

The Fund and its Management ...........................................      9

Investment Objective and Policies .....................................     10

Risk Considerations ...................................................     11

Investment Restrictions ...............................................     19

Purchase of Fund Shares ...............................................     19

Shareholder Services ..................................................     31

Redemptions and Repurchases ...........................................     34

Dividends, Distributions and Taxes ....................................     35

Performance Information ...............................................     36

Additional Information ................................................     36

Appendix ..............................................................     38

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Dean Witter
                              Global Asset Allocation Fund
                              Two World Trade Center
                              New York, New York 10048
                              (212) 392-2550 OR
                              (800) 869-NEWS (toll-free)

                              DEAN WITTER DISTRIBUTORS INC.,
                              DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

 The              The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund              diversified management investment company. The Fund allocates its assets among U.S. and foreign equities, income securities and money market instruments.
----------------  ------------------------------------------------------------------------------------------------------
Shares            Shares of beneficial interest with $0.01 par value (see page 36). The Fund offers four Classes of shares,
Offered           each with a different combination of sales charges, ongoing fees and other features (see pages 19-30).
----------------  ------------------------------------------------------------------------------------------------------
Minimum           The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest
Purchase          (Service Mark) ). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other
                  Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is
                  $100 (see page 19).
----------------  ------------------------------------------------------------------------------------------------------
Investment        The investment objective of the Fund is to seek long-term total return on its investments (see page 10).
Objective
----------------  ------------------------------------------------------------------------------------------------------
Investment        Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-owned
Manager and       subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management
Sub-Adviser       and administrative capacities to 103 investment companies and other portfolios with net assets under management of approximately $105 billion at January 31, 1998. InterCapital has retained Morgan Grenfell Investment
                  Services Ltd. ("MGIS") as Sub-Adviser to provide investment advice and manage the Fund's investments outside of the Western Hemisphere. MGIS currently serves as investment adviser for primarily U.S. corporate and public employee benefit plans, investment companies, endowments and foundations with assets of approximately
                  $17.3 billion at December 31, 1997 (see page 9).
----------------  ------------------------------------------------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual rate of 1.0% of the Fund's average daily net
Fee               assets. The Sub-Adviser receives a monthly fee from InterCapital equal to 30% of InterCapital's investment management fee (see page 9).
----------------  ------------------------------------------------------------------------------------------------------
Distributor       Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant to
and               Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid
Distribution      by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable
Fee               by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
                  National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 19 and 28).
----------------  ------------------------------------------------------------------------------------------------------
Alternative       Four classes of shares are offered:
Purchase
Arrangements      - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                  Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC")
                  of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                  Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages
                  19, 23 and 28).

                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a
                    CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 19, 25 and 28).

                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a
                    CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                    Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class
                    (see pages 19, 27 and 28).

                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 19 and 28).
------------------  --------------------------------------------------------------------------------------------------------
Dividends and       Dividends from net investment income and distributions from net capital gains, if any, are paid at least
Capital Gains       annually. The Fund may, however, determine to retain all or part of any net long-term capital gains in
Distributions       any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 31 and 35).
------------------  --------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page 34).
------------------  --------------------------------------------------------------------------------------------------------
Risk                The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio
Considerations      securities. It should be recognized that the foreign securities and markets in which the Fund may invest pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may engage in various investment practices which present special risks, including investments in forward foreign currency exchange contracts, lower-rated fixed-income securities, convertible securities, adjustable rate mortgages, options and futures, investment companies, rights and warrants, repurchase agreements, when-issued and delayed delivery securities and forward commitments, when, as and if issued securities, reverse repurchase agreements and dollar rolls and private placements
                    (see pages 11-18).
------------------  --------------------------------------------------------------------------------------------------------
Shareholder         Automatic Investment of Dividends and Distributions; Investment of Distributions Received in Cash;
Services            Systematic Withdrawal Plan; Exchange Privilege; EasyInvest (Service Mark), Tax-Sheltered Retirement
                    Plans (see pages 31-33).
------------------  --------------------------------------------------------------------------------------------------------

  The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
                 and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended January 31, 1998.

                                                                            CLASS A        CLASS B        CLASS C       CLASS D
                                                                            -------        -------        -------       -------
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ..........................................    5.25%(1)       None           None           None
Sales Charge Imposed on Dividend Reinvestments ..........................    None           None           None           None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds) ...................................................    None(2)        5.00%(3)       1.00%(4)       None
Redemption Fees .........................................................    None           None           None           None
Exchange Fee ............................................................    None           None           None           None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees .........................................................    1.00%          1.00%          1.00%          1.00%
12b-1 Fees (5)(6) .......................................................    0.25%          0.94%          1.00%          None
Other Expenses ..........................................................    0.71%          0.71%          0.71%          0.71%
Total Fund Operating Expenses (7) .......................................    1.96%          2.65%          2.71%          1.71%

------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

 EXAMPLES                                                            1 YEAR       3 YEARS      5 YEARS       10 YEARS
 --------                                                            ------       -------      -------       --------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................       $71         $111          $153          $269
  Class B ......................................................       $77         $112          $161          $298
  Class C.......................................................       $37         $ 84          $143          $304
  Class D ......................................................       $17         $ 54          $ 93          $202

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................       $71         $111          $153          $269
  Class B ......................................................       $27         $ 82          $141          $298
  Class C ......................................................       $27         $ 84          $143          $304
  Class D ......................................................       $17         $ 54          $ 93          $202

   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                               FOR THE YEAR                                    FOR THE PERIOD
                                                  ENDED                  FOR THE YEAR         FEBRUARY 28, 1995*
                                                JANUARY 31,                 ENDED                  THROUGH
                                                  1998**++             JANUARY 31, 1997         JANUARY 31, 1996
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $      11.84              $      11.79              $      10.00
                                                ------------              ------------              ------------
Net investment income (loss) .......                    0.03                     (0.01)                     0.17
Net realized and unrealized gain ...                    0.35                      0.55                      2.20
                                                ------------              ------------              ------------
Total from investment operations ...                    0.38                      0.54                      2.37
                                                ------------              ------------              ------------
Less dividends and distributions:
 Net investment income .............                   (0.03)                    (0.11)                    (0.34)
 Net realized gain .................                   (0.73)                    (0.38)                    (0.24)
                                                ------------              ------------              ------------
Total dividends and distributions ..                   (0.76)                    (0.49)                    (0.58)
                                                ------------              ------------              ------------
Net asset value, end of period .....            $      11.46              $      11.84              $      11.79
                                                ============              ============              ============
TOTAL INVESTMENT RETURN+ ...........                    3.29%                     4.58%                    23.89%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................                    2.65%                     2.53%                     1.14%(2)(3)
Net investment income ..............                    0.25%                     0.11%                     1.71%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands .........................            $     52,374              $     65,314              $     44,271
Portfolio turnover rate ............                      94%                       63%                       71%(1)
Average commission rate paid .......            $     0.0153              $     0.0013                        --

------------
*      Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Not annualized.

(2)    Annualized.

(3) If the Investment Manager had not reimbursed all expenses, the above annualized expense and net investment loss ratios would have been 2.87% and (0.02)%, respectively.

-----------------------------------------------------------------------------

                                                  FOR THE PERIOD
                                                  JULY 28, 1997*
                                                     THROUGH
                                                   JANUARY 31,
                                                      1998++
-------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....            $  13.09
                                                     --------
Net investment income ...................                0.05
Net realized and unrealized gain ........               (0.91)
                                                     --------
Total from investment operations ........               (0.86)
                                                     --------
Less distributions from net realized gain               (0.73)
                                                     --------
Net asset value, end of period ..........            $  11.50
                                                     ========
TOTAL INVESTMENT RETURN+ ................               (6.39)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................                2.02%(2)
Net investment income ...................                0.79%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .            $     27
Portfolio turnover rate .................                  94%
Average commission rate paid ............            $ 0.0153

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....            $  13.09
                                                     --------
Net realized and unrealized gain ........               (0.91)
                                                     --------
Less distributions from net realized gain               (0.73)
                                                     --------
Net asset value, end of period ..........            $  11.45
                                                     ========
TOTAL INVESTMENT RETURN+ ................               (6.79)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................                2.79%(2)
Net investment income ...................                0.07%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .            $     53
Portfolio turnover rate .................                  94%
Average commission rate paid ............            $ 0.0153

------------
*      The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Not annualized.

(2)    Annualized.

-----------------------------------------------------------------------------

                                                  FOR THE PERIOD
                                                  JULY 28, 1997*
                                                     THROUGH
                                                   JANUARY 31,
                                                      1998++
------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....            $  13.09
                                                     --------
Net investment income ...................                0.07
Net realized and unrealized gain ........               (0.92)
                                                     --------
Total from investment operations ........               (0.85)
                                                     --------
Less distributions from net realized gain               (0.73)
                                                     --------
Net asset value, end of period ..........            $  11.51
                                                     ========
TOTAL INVESTMENT RETURN+ ................               (6.32)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................                1.80%(2)
Net investment income ...................                1.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .            $     17
Portfolio turnover rate .................                  94%
Average commission rate paid ............            $ 0.0153

------------
*      The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)    Not annualized.

(2)    Annualized.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Global Asset Allocation Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on October 18, 1994.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies (the "Dean Witter Funds"), twenty-nine of which are listed on the New York Stock Exchange, with combined assets of approximately $101 billion at January 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

   The Fund has retained the Investment Manager to manage its business affairs and manage the investment of the Fund's U.S. assets, including the placing of orders for the purchase and sale of portfolio securities, and to supervise the investment of all the Fund's assets. In addition, the Fund has retained InterCapital to provide it with administrative services and InterCapital has, in turn, retained Dean Witter Services Company to perform these administrative services.

   Under a Sub-Advisory Agreement between InterCapital and Morgan Grenfell Investment Services Ltd. ("MGIS" or "Sub-Adviser"), MGIS provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located outside the Western Hemisphere, subject to the overall supervision of the Investment Manager.

   MGIS, whose address is 20 Finsbury Circus, London, England, manages, as of December 31, 1997, assets of approximately $17.3 billion for primarily U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. MGIS is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.

   Prior to March 1998, TCW Funds Management Inc. ("TCW") also served as a Sub-Adviser to the Fund, providing investment advice and portfolio management relating to the Fund's investment in securities issued by issuers located in Canada and Latin America.

   In October 1997, TCW informed InterCapital of its intention to resign as a Sub-Adviser. Effective March 2, 1998, the investment advisory function performed by TCW was assumed by the Investment Manager.

   The Fund's Trustees review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the Fund's average daily net assets. As compensation for its services provided pursuant to its Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 30% of its monthly compensation. Prior to March 1998, the Investment Manager paid TCW monthly compensation equal to 30% of its monthly compensation. The Investment Manager will retain the portion of the investment management fee previously paid to TCW. For the fiscal year ended January 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 1.0% of the Fund's average daily net assets (of which 30% was accrued to each of MGIS and TCW by the Investment Manager) and the total expenses of Class B amounted to 2.65% of the Fund's average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to seek long-term total return on its investments. This objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The Fund's investment policies described below, unless otherwise stated, are not fundamental and may be changed without shareholder approval.

   The Fund seeks to achieve its investment objective through a managed investment policy utilizing a portfolio of U.S. and foreign equity, debt and money market securities. The Investment Manager, with the assistance of the Fund's Sub-Adviser, will initially allocate, and periodically reallocate, the composition of the Fund's assets based upon an overall evaluation of global monetary, economic and financial market trends and the anticipated relative total return on securities available in different capital markets around the world. In allocating among equity, fixed-income and money market securities within a given capital market, the Investment Manager, with the assistance of the Sub-Adviser, will consider the relative opportunity for price appreciation of equity and fixed-income securities, dividend yields and the level of interest rates paid on fixed-income securities of various maturities. Therefore, at any given time, the Fund's assets may be invested in any amounts of either U.S. or foreign equity or fixed-income (including money market) securities, or in any combination thereof. Under normal circumstances, the Fund will have at least 65% of its total assets invested in securities issued in at least three separate countries (including the U.S.).

   The Investment Manager will meet with the Fund's Sub-Adviser, at least quarterly, to discuss the Fund's overall strategy of asset allocation described above. Once determinations of the equity, fixed-income and money market sector allocation and geographic distribution of the Fund's assets have been made, the Investment Manager and the Sub-Adviser will each be responsible for the individual security selection within its geographic area of responsibility. The final determinations of the sector and geographic asset allocations of the Fund will be made by the Investment Manager.

   Within the equity sector, the Fund seeks to invest in those economic sectors expected by the Investment Manager or Sub-Adviser to benefit from major trends and in individual stocks which are deemed by them to have superior investment potential. The Fund may purchase equity securities (including convertible debt obligations and, except for certain foreign jurisdictions, convertible preferred stock) sold on the New York, American and other domestic and foreign stock exchanges and in the over-the-counter market.

   Within the fixed-income sector, the Fund seeks to maximize the return on its investments by adjusting maturities and coupon rates to prevailing interest rate trends around the world, and by taking cognizance of various conditions and trends in the foreign currency exchange markets. The fixed-income securities in which the Fund may invest include debt securities with maturities of greater than one year, which are issued or guaranteed by the U.S. Govern-ment and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt securities and preferred stocks issued by U.S. and foreign corporations and other similar business entities. The Fund may also invest in fixed-income securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (the "World Bank").

   Generally, the fixed-income securities (including "convertible" securities, see below) in which the Fund will invest will be rated at the time of their purchase BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's"), or investment grade by a nationally recognized statistical rating organization ("NRSRO"), or which, if unrated, are deemed to be of comparable quality by the Fund's Investment Manager and/or Sub-Adviser. However, the Fund may invest up to 10% of its total assets in fixed-income securities (including convertible securities) which are rated below investment grade by a NRSRO or which are unrated (see below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix for a description of the Moody's and S&P's ratings).

   Investments in securities rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager and/or Sub-Adviser determines that it is practicable to sell the security without undue negative market or tax consequences to the Fund. In the event that the Fund's below investment grade portfolio securities, including downgraded securities, constitute 10% or more of the Fund's total assets, the Fund will seek to immediately sell sufficient securities to reduce the total to below 10%.

   Within its money market sector, the Fund seeks to maximize returns by exploiting spreads among short-term instruments. The money market portion of the Fund's portfolio will contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. and foreign government securities; domestic and foreign bank obligations; certificates of deposit issued by foreign and domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Also included within the money market sector are repurchase agreements and reverse repurchase agreements with maturities of under thirteen months.

   The principal currencies in which securities held in the Fund's portfolio will be denominated are: the U.S. dollar; Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Mexican peso; Swiss franc; Dutch guilder; Hong Kong dollar; New Zealand dollar; Spanish peseta; Swedish krona; and European Currency Unit.

RISK CONSIDERATIONS
-----------------------------------------------------------------------------

   The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities and foreign currency rate fluctuations. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

FOREIGN SECURITIES

   Foreign securities investments may be affected by changes in currency rates or exchange control-regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities, and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

   Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

   Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for ex-ample, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   At other times, when, for example, the Fund's Investment Manager or its Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

   In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

   Depository Receipts. The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

FIXED-INCOME SECURITIES

   All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

   Lower-Rated Securities. There is no limitation other than the overall 10% limitation described above on the percentage of the Fund's total assets which may be invested in convertible securities (see below) and debt securities below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. However, the Fund will not invest in debt securities that are in default in payment of principal or interest.

   Because of the special nature of the Fund's permitted investments in lower rated debt securities, it must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

   Convertible Securities. Among the fixed-income securities in which the Fund may invest are "convertible" securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   Adjustable Rate Mortgage Securities. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

   The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

   The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no limits on the Fund's ability to purchase call and put options other than compliance with the foregoing policies.

   The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of attempting hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against anticipated changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

   Investment in Other Investment Vehicles. Under the Investment Company Act of 1940, as amended (the "Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the outstanding voting stock of any investment company. Investment in other investment companies or vehicles may be the sole or most practical means by which the Fund can participate in certain foreign markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the Act and market availability. In addition, special tax considerations may apply. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Investment Manager or Sub-Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of advisory fees with respect to investments in such other investment companies.

   Rights and Warrants. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no other rights with respect to the corporation issuing them.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse Repurchase agreements and dollar rolls are speculative techniques involving leverage (which may increase investment risk), and are considered borrowings by the Fund.

   Restricted Securities. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Investing in restricted securities sellable pursuant to Rule 144A could have the effect of increasing the level of the illiquidity of the Fund to the extent that qualified institutional buyers of such securities become, for a time, uninterested in purchasing these securities. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by its Investment Manager and its Sub-Adviser with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's and Sub-Adviser's own analysis of factors they deem relevant.

   The individuals who are primarily responsible for the day-to-day management of the Fund's portfolio are Mark Bavoso, Senior Vice President of InterCapital and Michael Bullock, Chairman and Chief Investment Officer of MGIS. Mr. Bavoso is a member of InterCapital's Growth & Income Group and has been a portfolio manager at InterCapital for over five years. Mr. Bullock is Chairman of MGIS and chief investment officer of its parent company, Morgan Grenfell Asset Management Limited.

   Personnel of the Investment Manager and the Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated, other broker-dealer affiliates of InterCapital, and broker-dealers affiliates of MGIS. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other affiliated brokers or dealers of InterCapital and affiliated brokers or dealers of MGIS.

   Although the Fund does not intend to engage in short-term trading, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager or Sub-Adviser, contribute to the Fund's investment objective.

   The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 200%. The Fund is expected to incur higher than normal brokerage commission costs due to its portfolio turnover rate. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

      1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

      2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

      4. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
-------------------------------------------------------------------------------

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Global Asset Allocation Fund, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all ac-counts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distribu-tions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                         CONVERSION
   CLASS        SALES CHARGE             12b-1 FEE         FEATURE
----------------------------------------------------------------------
     A        Maximum 5.25%                0.25%              No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
----------------------------------------------------------------------
     B        Maximum 5.0%                 1.0%        B shares convert
              CDSC during the first                    to A shares
              year decreasing                          automatically
              to 0 after six years                     after
                                                       approximately
     B                                                 ten years
----------------------------------------------------------------------
     C        1.0% CDSC during             1.0%               No
              first year
----------------------------------------------------------------------
     D         None                       None                No
----------------------------------------------------------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                       SALES CHARGE
                          ------------------------------------
                           PERCENTAGE OF         APPROXIMATE
  AMOUNT OF SINGLE        PUBLIC OFFERING       PERCENTAGE OF
     TRANSACTION               PRICE           AMOUNT INVESTED
--------------------      ---------------     ----------------
Less than $25,000  ..          5.25%                5.54%
$25,000 but less
  than $50,000 ......          4.75%                4.99%
$50,000 but less
  than $100,000 .....          4.00%                4.17%
$100,000 but less
  than $250,000 .....          3.00%                3.09%
$250,000 but less
  than $1 million  ..          2.00%                2.04%
$1 million and over               0                    0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more,

Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs and restrictions on transferability of Fund shares);

   (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

   (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement.

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
        ------------           ------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
        ------------           ------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None

   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and
(iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee cur-rently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal year ended January 31, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $580,914, which amount is equal to 0.94% of the average daily net assets of Class B for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the period July 28, 1997 through January 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $28 and $241, respectively, which amounts on an annualized basis are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $3,856,463 at January 31, 1998, which was equal to 7.36% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $303 in the case of Class C at December 31, 1997, which amount was equal to 0.57% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange or prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) an option is valued at the mean between the latest bid and asked prices; (3) a futures contract is valued at the latest sales price on the commodities exchange on which it trades unless the Board determines that such price does not reflect its market value, in which case it will be valued at its fair value as determined by the Board of Trustees; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (5) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (6) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (7) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of some Trustees.

   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, in-cluding review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front end sales charge or a CDSC (see "Redemptions and Repurchases").

   EasyInvest (SM) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (See "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-

Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
-------------------------------------------------------------------------------

   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (SM), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of the Fund's net investment income and net realized short-term capital gains, if there are any, at least annually. The Fund intends to distribute dividends from net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   At the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or for the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted.The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   The Fund's Sub-Adviser also has a Code of Ethics which complies with regulatory requirements and, in so far as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

   A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

 AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within major ratings categories.

                            COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payment is very strong.

    A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

    A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter California Tax-Free Daily Income Trust
Dean Witter Liquid Asset Fund Inc.
Dean Witter New York Municipal Money Market Trust
Dean Witter Tax-Free Daily Income Trust
Dean Witter U.S. Government Money Market Trust

EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Capital Growth Securities
Dean Witter Developing Growth Securities Trust
Dean Witter Dividend Growth Securities Inc.
Dean Witter European Growth Fund Inc.
Dean Witter Financial Services Trust
Dean Witter Fund of Funds
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter Health Sciences Trust
Dean Witter Income Builder Fund
Dean Witter Information Fund
Dean Witter International SmallCap Fund
Dean Witter Japan Fund
Dean Witter Market Leader Trust
Dean Witter Mid-Cap Growth Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Special Value Fund
Dean Witter S&P 500 Index Fund
Dean Witter Utilities Fund
Dean Witter Value-Added Market Series
Dean Witter World Wide Investment Trust
Morgan Stanley Dean Witter Competitive Edge Fund,
 "Best Ideas" Portfolio

ASSET ALLOCATION FUNDS
Dean Witter Global Asset Allocation Fund
Dean Witter Strategist Fund

FIXED-INCOME FUNDS
Dean Witter Balanced Income Fund
Dean Witter California Tax-Free Income Fund
Dean Witter Convertible Securities Trust
Dean Witter Diversified Income Trust
Dean Witter Federal Securities Trust
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Hawaii Municipal Trust
Dean Witter High Yield Securities Inc.
Dean Witter Intermediate Income Securities
Dean Witter Intermediate Term
 U.S. Treasury Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Multi-State Municipal Series Trust
Dean Witter New York Tax-Free Income Fund
Dean Witter Short-Term Bond Fund
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter World Wide Income Trust

DEAN WITTER RETIREMENT SERIES
American Value Series
Capital Growth Series
Dividend Growth Series
Global Equity Series
Intermediate Income Securities Series
Liquid Asset Series
Strategist Series
U.S. Government Money Market Series
U.S. Government Securities Series
Utilities Series
Value-Added Market Series

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust
Active Assets Money Trust
Active Assets Tax-Free Trust

Dean Witter
Global Asset Allocation Fund
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Mark Bavoso
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, NY 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
Morgan Grenfell Investment Services Limited



DEAN WITTER
GLOBAL ASSET
ALLOCATION FUND
                                                     PROSPECTUS--MARCH 2, 1998

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
LETTER TO THE SHAREHOLDERS January 31, 1998

Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

The performances of global capital markets were mixed during the last twelve months. Asian equity markets experienced the most turmoil and, in October, these markets plunged under weak currencies and economic instability. Indonesia was the hardest hit, losing 83.89 percent of its value, followed by Malaysia (down 72.23 percent) and Thailand (down
68.82 percent). Even Hong Kong, whose currency has remained stable, declined
32.52 percent. And, once again the Japanese market disappointed investors, falling 6.56 percent. The economy there slowed after the government reversed an income tax rebate and increased a consumption tax. Investor confidence in Japan was continually shaken as the financial system appeared ever more fragile and politicians lost credibility while attempting to deal with the economic slump.

In contrast to the Asian downturn, markets in the United States and Europe continued to rally. The U.S. equity market was, once again, one of the world's top performers, with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) advancing 26.84 percent. In Europe the dual catalysts of weak domestic currencies and positive sentiment toward Economic and Monetary Union
(EMU) sent those equity markets higher. Especially strong performance was seen in Portugal (+44.42 percent), Switzerland (+45.99 percent) and Italy (+34.53 percent). Core European markets also did well with Germany up 29.37 percent and the Netherlands up 26.68 percent.

Global bonds and the U.S. dollar were strong performers over the last year. The economic crisis in Asia reinforced the disinflationary trend of the world economy, causing bond yields to drop in the United States and Europe. The U.S. dollar continued to strengthen, appreciating by
10.4 percent against the German mark and by 4.6 percent against the Japanese yen.

PERFORMANCE

For the fiscal year ended January 31, 1998, Dean Witter Global Asset Allocation Fund Class B provided a total return of 3.29 percent versus

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
LETTER TO THE SHAREHOLDERS January 31, 1998, continued

15.97 percent for the Morgan Stanley Capital International World Index and
10.34 percent for the Lipper Global Flexible Portfolio Funds Index. The accompanying chart compares the performance of a $10,000 investment in the Fund from inception (February 28, 1995) through the fiscal year ended January 31, 1998, with the performance of similar hypothetical investments in the Morgan Stanley Capital International World Index and the Lipper Global Flexible Portfolio Funds Index.

                     [GROWTH OF $10,000 -- CLASS B GRAPHIC]

Past performance is not predictive of future returns.

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year -- 5%, since inception -- 3%). See the fund's prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 3% CDSC, assuming a complete redemption on January 31, 1998.

(4) The Morgan Stanley Capital International World Index (MSCI) measures performances for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Global Flexible Portfolio Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Portfolio Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

The Fund's underperformance relative to its benchmarks was due to overweightings in Japan and Asia during the period under review. In response to the continuing decline of these markets and the still uncertain economic environment there, the Fund has reduced its exposure to those markets. The regional allocation targets for the beginning of the fiscal year are Europe, 38 percent (overweighted); United States, 35 percent (underweighted); Japan, 6 percent (underweighted); Emerging Asia, 6 percent (overweighted); Latin America, 6 percent (overweighted); and other, 1 percent. The remaining 8 percent of the equity portfolio is held in cash. The Fund's asset target mix is 70 percent equity, 20 percent fixed income and 10 percent money market investments.

In October 1997, Trust Company of the West (TCW) informed the Fund's Board of Trustees of its intention to resign as sub-adviser. On November 6, 1997, the Board of Trustees of Dean Witter Global Asset Allocation Fund unanimously recommended that a new investment management agreement between InterCapital and Dean Witter Global Asset Allocation Fund be submitted to shareholders of the Fund for approval at a special meeting scheduled for February 26, 1998. If the new investment management agreement is approved by shareholders, InterCapital will assume the investment advisory function formerly performed by TCW upon effectiveness of the new investment management agreement.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
LETTER TO THE SHAREHOLDERS January 31, 1998, continued

LOOKING AHEAD

We expect that world markets overall will continue to perform well over the coming year but that Asian markets will remain volatile. However, we believe that the asset allocation targets we have set for the Fund will reduce the impact these markets will have on the Fund's performance.

We appreciate your support of Dean Witter Global Asset Allocation Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998

 SHARES/PRINCIPAL
      AMOUNT                                                                                VALUE
      ------                                                                                -----
                      COMMON AND PREFERRED
                      STOCKS AND BONDS (89.4%)
                      ARGENTINA (0.5%)
                      Banking
            2,209     Banco de Galicia y Buenos Aires S.A. de C.V. (ADR) .............        $    48,460
                                                                                              ------------

                      Energy
            2,700     Yacimentos Petroliferos Fiscales S.A. (ADR) ....................            82,181
                                                                                              ------------
                      Multi-Industry
           11,791     Perez Companc S.A. (Class B) ...................................            77,850
                                                                                              ------------
                      Telecommunications
            1,000     Telefonica de Argentina S.A. (Class B)(ADR) ....................            34,625
                                                                                              ------------
                      TOTAL ARGENTINA ................................................           243,116
                                                                                              ------------
                      AUSTRALIA (0.6%)
                      Telecommunications
            6,500     Telstra Corp. Ltd. (ADR)* ......................................           293,719
                                                                                              ------------
                      BRAZIL (1.5%)
                      Metals & Mining
            2,840     Companhia Vale do Rio Doce S.A. (Pref.)(ADR) ...................            54,847
                                                                                              ------------
                      Petroleum
          944,000     Petroleo Brasileiro S.A. (Pref.) ...............................           201,745
                                                                                              ------------
                      Telecommunications
            3,410     Telecomunicacoes Brasileiras S.A. (ADR)  .......................           378,510
          143,234     Telecomunicacoes de Sao Paulo S.A. (Pref.)(RCP)*  ..............            41,454
                                                                                              ------------
                                                                                                 419,964
                                                                                              ------------
                      Utilities -Electric
            1,400     Centrais Electricas Brasileiras S.A. -Electrobras (ADR) ........            30,100
            2,260     Companhia Energetica de Minas Gerais S.A. (ADR) ................            88,140
          260,000     Companhia Energetica de Minas Gerais S.A. (Pref.)  .............            10,280
                                                                                              ------------
                                                                                                 128,520
                                                                                              ------------
                      TOTAL BRAZIL ...................................................           805,076
                                                                                              ------------
                      CHILE (0.3%)
                      Beverages -Soft Drinks
            1,420     Embotelladora Andina S.A. (Series A)(ADR) ......................        $    28,400
                                                                                              ------------
                      Telecommunications
            3,125     Compania de Telecomunicaciones de Chile S.A. (ADR) .............            75,195
                                                                                              ------------
                      Utilities -Electric
            2,000     Enersis S.A. (ADR)  ............................................            52,875
                                                                                              ------------
                      TOTAL CHILE  ...................................................           156,470
                                                                                              ------------
                      COLOMBIA (0.1%)
                      Banking
            3,500     Banco Industrial Colombiano S.A. (ADR) .........................            41,781
                                                                                              ------------
                      DENMARK (2.4%)
                      Air Transport
            1,200     Kobenhavns Lufthavne AS  .......................................           138,584
                                                                                              ------------
                      Government Obligations
                      Kingdom of Denmark
DKK        1,400K     7.00% due 12/15/04 .............................................           221,815
                      Kingdom of Denmark
DKK        1,300K     8.00% due 05/15/03 .............................................           212,610
                      Kingdom of Denmark
DKK        1,720K     8.00% due 03/15/06 .............................................           289,665
                      Kingdom of Denmark
DKK          800K     9.00% due 11/15/00 .............................................           127,968
                                                                                              ------------
                                                                                                 852,058
                                                                                              ------------
                      Pharmaceuticals
            1,880     Novo-Nordisk AS (Series B) .....................................           269,708
                                                                                              ------------
                      TOTAL DENMARK ..................................................         1,260,350
                                                                                              ------------
                      FINLAND (0.8%)
                      Insurance
            7,060     Pohjola Insurance Co. "B" ......................................           303,453
                                                                                              ------------
                      Telecommunication Equipment
            1,400     Nokia Oyj (A Shares) ...........................................           109,731
                                                                                              ------------
                      TOTAL FINLAND ..................................................           413,184
                                                                                              ------------
                      FRANCE (3.7%)
                      Banks -Money Center
               43     Banque Nationale de Paris ......................................             2,221
            4,500     Credit Commercial de France  ...................................           306,313
                                                                                              ------------
                                                                                                 308,534
                                                                                              ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
      AMOUNT                                                                                  VALUE
      ------                                                                                  -----
                     Electronics -Semiconductors
            1,960    SGS-Thomson Microelectronics N.V.*  .............................        $  134,247
                                                                                              -----------
                     Household Products
            2,060    Societe BIC S.A.  ...............................................          150,673
                                                                                              -----------
                     Insurance
            2,700    AXA-UAP .........................................................          224,174
                                                                                              -----------
                     Leisure
            1,500    Accor S.A.  .....................................................          295,082
                                                                                              -----------
                     Media
            1,380    Canal Plus  .....................................................          278,229
                                                                                              -----------
                     Oil & Gas
            1,690    Elf Aquitaine S.A. ..............................................          190,764
            1,650    Total S.A. (B Shares) ...........................................          171,715
                                                                                              -----------
                                                                                                362,479
                                                                                              -----------
                     Telecommunication Equipment
            1,400    Alcatel Alsthom S.A.  ...........................................          185,662
                                                                                              -----------
                     TOTAL FRANCE  ...................................................        1,939,080
                                                                                              -----------
                     GERMANY (4.1%)
                     Automotive
              280    Bayerische Motoren Werke (BMW) AG  ..............................          223,510
                                                                                              -----------
                     Chemicals -Diversified
            2,950    Hoechst AG  .....................................................          103,710
                                                                                              -----------
                     Government Obligations
                     German Unity Fund
DEM          175K    8.00% due 01/12/02 ..............................................          108,062
DEM          605K    Germany (Federal Republic) 5.25% due 10/20/98 ...................          334,520
DEM          661K    Germany (Federal Republic) 6.25% due 01/04/24 ...................          391,830
DEM          695K    Germany (Federal Republic) 6.50% due 10/14/05 ...................          417,684
DEM          455K    Germany (Federal Republic) 7.25% due 10/21/02 ...................          277,154
                                                                                              -----------
                                                                                              1,529,250
                                                                                              -----------
                     Steel Related
            1,050    SGL Carbon AG  ..................................................          132,039
                                                                                              -----------
                     Utilities -Electric
            2,650    VEBA AG .........................................................          183,138
                                                                                              -----------
                     TOTAL GERMANY ...................................................        2,171,647
                                                                                              -----------
                     HONG KONG (2.7%)
                     Banking
           37,400    Hang Seng Bank Ltd. .............................................           295,021
                                                                                              -----------
                     Conglomerates
           70,000    Hutchison Whampoa, Ltd. .........................................          411,871
                                                                                              -----------
                     Real Estate
           41,000    Hong Kong Land Holdings Ltd.  ...................................           66,010
                                                                                              -----------
                     Telecommunications
          160,000    Hong Kong Telecommunications Ltd.  ..............................          333,118
                                                                                              -----------
                     Utilities -Electric
           55,000    CLP Holdings Ltd. ...............................................          302,276
                                                                                              -----------
                     TOTAL HONG KONG .................................................        1,408,296
                                                                                              -----------
                     ITALY (1.9%)
                     Government Obligations
                     Italy (Republic of)
ITL      615,000K    7.75% due 11/01/06  .............................................          396,607
                     Italy (Republic of)
ITL      245,000K    10.00% due 08/01/03 .............................................          166,646
                                                                                              -----------
                                                                                                563,253
                                                                                              -----------
                     Household Furnishings &
                     Appliances
            6,400    Industrie Natuzzi SpA (ADR) .....................................          156,800
                                                                                              -----------
                     Telecommunications
           25,000    Telecom Italia Mobile SpA .......................................          119,206
           26,250    Telecom Italia SpA ..............................................          181,822
                                                                                              -----------
                                                                                                301,028
                                                                                              -----------
                     TOTAL ITALY .....................................................        1,021,081
                                                                                              -----------
                     JAPAN (4.7%)
                     Automotive
            9,000    Suzuki Motor Co. Ltd. ...........................................           82,979
                                                                                              -----------
                     Banking
            6,000    Bank of Tokyo-Mitsubishi Ltd. ...................................           86,998
            4,000    Mitsubishi Trust & Banking  .....................................           46,336
                                                                                              -----------
                                                                                                133,334
                                                                                              -----------
                     Building & Construction
            4,000    Sekisui House Ltd. ..............................................           33,097
                                                                                              -----------
                     Business Services
            8,000    Ricoh Co., Ltd. .................................................           94,563
                      SEE NOTES TO FINANCIAL STATEMENTS                                       -----------

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
      AMOUNT                                                                                            VALUE
      ------                                                                                            -----

                           Chemicals
           16,000          Asahi Chemical Industrial Co. Ltd. ..............................          $   63,672
            7,000          Shin-Etsu Chemical Co. ..........................................             155,556
                                                                                                    --------------
                                                                                                         219,228
                                                                                                    --------------
                           Electrical Equipment
            5,000          Sumitomo Electric Industries  ...................................              73,680
                                                                                                    --------------
                           Electronic & Electrical
                           Equipment
            5,000          Canon, Inc. .....................................................             121,355
            9,000          Hitachi, Ltd. ...................................................              70,922
            7,000          Matsushita Electric Industrial Co., Ltd.  .......................             105,359
            6,000          NGK Insulators, Ltd.  ...........................................              54,846
            1,500          Sony Corp. ......................................................             138,298
                                                                                                    --------------
                                                                                                         490,780
                                                                                                    --------------
                           Engineering & Construction
            8,000          Kajima Corp.  ...................................................              27,423
                                                                                                    --------------
                           Financial Services
            1,000          Japan Associated Finance  .......................................              47,675
            3,000          Nomura Securities Co. Ltd.  .....................................              40,189
                                                                                                    --------------
                                                                                                          87,864
                                                                                                    --------------
                           Insurance
            5,000          Tokio Marine & Fire Insurance Co. ...............................              55,556
                                                                                                    --------------
                           Machinery
            5,000          Daifuku Co. Ltd.  ...............................................              26,990
            1,100          Keyence Corp. ...................................................             166,430
            8,000          Minebea Co., Ltd. ...............................................              85,106
           15,000          NSK Ltd. ........................................................              53,073
                                                                                                    --------------
                                                                                                         331,599
                                                                                                    --------------
                           Manufacturing
            1,900          Sony Music Entertainment Inc.  ..................................              67,376
                                                                                                    --------------
                           Pharmaceuticals
            3,000          Yamanouchi Pharmaceutical Co. ...................................              72,813
                                                                                                    --------------
                           Real Estate
            5,000          Mitsubishi Estate Co. Ltd.  .....................................              55,162
            4,000          Mitsui Fudosan Co. Ltd.  ........................................              39,716
                                                                                                    --------------
                                                                                                          94,878
                                                                                                    --------------
                           Retail
            2,700          Family Mart Co. Ltd.  ...........................................             103,191
            2,000          Ito-Yokado Co. Ltd.  ............................................             104,964
                                                                                                    --------------
                                                                                                         208,155
                                                                                                    --------------
                           Steel & Iron
           28,000          NKK Corp. .......................................................          $    30,670
            9,000          Yamato Kogyo Co., Ltd.  .........................................              81,560
                                                                                                    --------------
                                                                                                         112,230
                                                                                                    --------------
                           Telecommunications
               19          DDI Corp.  ......................................................              60,788
               15          Nippon Telegraph & Telephone Corp. ..............................             135,934
                                                                                                    --------------
                                                                                                         196,722
                                                                                                    --------------
                           Textiles -Apparel
            7,000          Tokyo Style  ....................................................              71,710
                                                                                                    --------------
                           TOTAL JAPAN .....................................................           2,453,987
                                                                                                    --------------
                           MALAYSIA (0.6%)
                           Telecommunications
          138,000          Telekom Malaysia Berhad .........................................             339,642
                                                                                                    --------------
                           MEXICO (1.5%)
                           Banking
            8,750          Grupo Financiero Inbursa S.A. de C.V. (B Shares) ................              27,615
                                                                                                    --------------
                           Building & Construction
            4,000          Apasco S.A. de C.V.  ............................................              26,005
            2,300          Empresa ICA Sociedad Controladora S.A. de C.V. (ADR)* ...........              31,337
                                                                                                    --------------
                                                                                                          57,342
                                                                                                    --------------
                           Building Materials
           20,300          Cemex S.A. de C.V. (B Shares) ...................................              85,903
                                                                                                    --------------
                           Conglomerates
            9,443          ALFA S.A. de C.V. (Class A) .....................................              50,229
           15,900          Grupo Carso S.A. de C.V. (Series A1)* ...........................              90,589
                                                                                                    --------------
                                                                                                         140,818
                                                                                                    --------------
                           Food, Beverage, Tobacco & Household Products
           11,300          Fomento Economico Mexicano S.A. de C.V. (B Shares) ..............              70,792
            2,730          Panamerican Beverages, Inc. (Class A)(ADR) ......................              88,725
                                                                                                    --------------
                                                                                                         159,517
                                                                                                    --------------
                           Media Group
            1,700          Grupo Televisa S.A. (GDR)* ......................................              54,719
                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued


SHARES/PRINCIPAL
      AMOUNT                                                                                    VALUE
      ------                                                                                    -----
                       Paper & Forest Products
           15,600      Kimberly-Clark de Mexico S.A. de C.V. (A Shares) ................       $    67,397
                                                                                               ------------
                       Retail
           19,000      Cifra S.A. de C.V. (C Shares)*  .................................           32,116
            2,212      Cifra S.A. de C.V. (Series V) ...................................            4,021
                                                                                               ------------
                                                                                                   36,137
                                                                                               ------------
                       Telecommunications
            2,700      Telefonos de Mexico S.A. de C.V. (Series L)(ADR) ................          132,975
                                                                                               ------------
                       TOTAL MEXICO  ...................................................          762,423
                                                                                               ------------
                       NETHERLANDS (2.9%)
                       Chemicals
              780      Akzo Nobel NV  ..................................................          141,192
                                                                                               ------------
                       Electrical Equipment
            2,160      Philips Electronics NV ..........................................          145,837
                                                                                               ------------
                       Insurance
            2,528      Aegon NV ........................................................          241,188
            4,771      ING Groep NV ....................................................          218,452
                                                                                               ------------
                                                                                                  459,640
                                                                                               ------------
                       Publishing
            9,000      Ver Ned Uitgev Ver Bezit NV .....................................          251,880
            1,212      Wolters Kluwer NV ...............................................          164,014
                                                                                               ------------
                                                                                                  415,894
                                                                                               ------------
                       Record & Tape Distribution
            3,100      PolyGram NV .....................................................          138,332
                                                                                               ------------
                       Retail
            4,656      Koninklijke Ahold NV ............................................          128,273
                                                                                               ------------
                       Semiconductor Equipment
            1,500      ASM Lithography Holding NV*  ....................................          103,313
                                                                                               ------------
                       TOTAL NETHERLANDS ...............................................        1,532,481
                                                                                               ------------
                       PERU (0.1%)
                       Brewery
           45,169      Union de Cervecerias Peruanas Backus & Johnston S.A. (T Shares) .           38,400
                                                                                               ------------
                       Telecommunications
                       Telefonica del Peru S.A.
            1,300      (B Shares)(ADR)  ................................................           25,513
                                                                                               ------------
                       TOTAL PERU ......................................................           63,913
                                                                                               ------------
                       SINGAPORE (1.9%)
                       Airlines
           79,000      Singapore Airlines Ltd. .........................................       $   516,672
                                                                                               ------------
                       Banking
          120,800      Overseas-Chinese Banking Corp. Ltd. .............................          504,362
                                                                                               ------------
                       TOTAL SINGAPORE .................................................        1,021,034
                                                                                               ------------
                       SPAIN (2.0%)
                       Banks
            6,750      Banco Bilbao Vizcaya ............................................          235,880
            4,980      Banco Popular Espanol S.A.  .....................................          375,667
                                                                                               ------------
                                                                                                  611,547
                                                                                               ------------
                       Government Obligations
                       Spain (Government of)
      ESP 28,000K      7.90% due 02/28/02 ..............................................          201,299
                       Spain (Government of)
      ESP 16,600K      8.80% due 04/30/06 ..............................................          132,104
                                                                                               ------------
                                                                                                  333,403
                                                                                               ------------
                       Telecommunications
            3,400      Telefonica de Espana S.A. .......................................          111,141
                                                                                               ------------
                       TOTAL SPAIN .....................................................        1,056,091
                                                                                               ------------
                       SWEDEN (3.0%)
                       Automobiles
            3,400      Volvo AB (B Shares) .............................................           93,086
                                                                                               ------------
                       Business Services
            7,440      Assa Abloy AB (Series B) ........................................          183,509
            5,940      Securitas AB (Series "B" Free) ..................................          173,615
                                                                                               ------------
                                                                                                  357,124
                                                                                               ------------
                       Electrical Equipment
            4,950      Ericsson (L.M.) Telephone Co. AB (Series "B" Free) ..............          194,127
                                                                                               ------------
                       Government Obligations
                       Sweden (Government of)
       SEK 4,600K      6.00% due 02/09/05 ..............................................          584,460
                       Sweden (Kingdom of)
         SEK 300K      8.00% due 08/15/07 ..............................................           43,399
                                                                                               ------------
                                                                                                  627,859
                                                                                               ------------
                       Multi-line Insurance
            2,750      Skandia Forsakrings AB ..........................................          143,459
                                                                                               -------------
                       Pharmaceuticals

            8,533      Astra AB (B Shares) .............................................          151,011
                                                                                               -------------
                       TOTAL SWEDEN ....................................................        1,566,666
                                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued


SHARES/PRINCIPAL
      AMOUNT                                                                                           VALUE
      ------                                                                                           -----
                         SWITZERLAND (2.8%)
                         Airlines
              215        Sairgroup*  .....................................................          $   276,761
                                                                                                  --------------
                         Banking
            1,875        Credit Suisse Group-Reg  ........................................             298,844
               85        UBS-Bearer ......................................................             120,992
                                                                                                  --------------
                                                                                                       419,836
                                                                                                  --------------
                         Foods & Beverages
              100        Nestle S.A. .....................................................             159,553
                                                                                                  --------------
                         Pharmaceuticals
              180        Novartis AG .....................................................             308,537
               30        Roche Holdings AG  ..............................................             311,789
                                                                                                  --------------
                                                                                                       620,326
                                                                                                  --------------
                         TOTAL SWITZERLAND ...............................................           1,476,476
                                                                                                  --------------
                         UNITED KINGDOM (12.5%)
                         Aerospace
           44,091        Rolls-Royce PLC  ................................................             149,087
                                                                                                  --------------
                         Auto Parts
           32,660        BBA Group PLC  ..................................................             191,527
                                                                                                  --------------
                         Building Materials
           39,357        Blue Circle Industries PLC ......................................             208,298
                                                                                                  --------------
                         Electrical Equipment
           18,909        BICC Group (The) PLC ............................................              43,861
           38,580        General Electric Co. PLC ........................................             241,368
                                                                                                  --------------
                                                                                                       285,229
                                                                                                  --------------
                         Financial Services
           29,000        Abbey National PLC ..............................................             582,669
              779        HSBC Holdings PLC ...............................................              20,360
                                                                                                  --------------
                                                                                                       603,029
                                                                                                  --------------
                         Food, Beverage, Tobacco & Household Products
            7,770        B.A.T. Industries PLC ...........................................              70,823
           16,067        Bass PLC ........................................................             254,581
                                                                                                  --------------
                                                                                                       325,404
                                                                                                  --------------
                         Government Obligations
pounds sterling 43K      United Kingdom Treasury Gilt 7.50% due 12/07/06 ...............                76,848
pounds sterling 162K     United Kingdom Treasury Gilt 8.50% due 12/07/05 ..............                302,998
                                                                                                  --------------
                                                                                                       379,846
                                                                                                  --------------
                         Insurance
           28,646        Prudential Corp. PLC ............................................          $  384,173
           39,113        Royal & Sun Alliance Insurance Group PLC  .......................             442,765
                                                                                                  --------------
                                                                                                       826,938
                                                                                                  --------------
                         Leisure
           11,956        Granada Group PLC ...............................................             188,075
           27,401        Rank Group PLC  .................................................             134,167
                                                                                                  --------------
                                                                                                       322,242
                                                                                                  --------------
                         Multi-Industry
           54,803        Tomkins PLC  ....................................................             295,418
                                                                                                  --------------
                         Natural Gas
           36,150        BG PLC ..........................................................             194,868
                                                                                                  --------------
                         Oil -International -Integrated
           81,457        Shell Transport & Trading Co. PLC ...............................             553,530
                                                                                                  --------------
                         Pharmaceuticals
           28,024        Glaxo Wellcome PLC  .............................................             752,119
                                                                                                  --------------
                         Publishing
           15,445        EMAP PLC ........................................................             264,909
                                                                                                  --------------
                         Retail
           14,201        Great Universal Stores PLC ......................................             170,732
           13,000        Kingfisher PLC ..................................................             203,436
                                                                                                  --------------
                                                                                                       374,168
                                                                                                  --------------
                         Telecommunications
           56,545        British Telecommunications PLC ..................................             540,343
           41,306        Securicor PLC ...................................................             222,547
                                                                                                  --------------
                                                                                                       762,890
                                                                                                  --------------
                         Transportation
            7,201        British Airways PLC  ............................................              60,579
                                                                                                  --------------
                         TOTAL UNITED KINGDOM ............................................           6,550,081
                                                                                                  --------------
                         UNITED STATES (38.6%)
                         Aerospace & Defense
            4,980        General Motors Corp. (Class H) ..................................             172,432
                                                                                                  --------------
                         Air Transport
            7,340        Continental Airlines, Inc. (Class B)*  ..........................             340,392
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
      AMOUNT                                                                                          VALUE
      ------                                                                                          -----
                          Automotive
            9,730         Chrysler Corp.  .................................................        $   338,726
            7,490         Ford Motor Co.  .................................................            381,990
                                                                                                   ------------
                                                                                                      720,716
                                                                                                   ------------
                          Banking
            3,750         BankBoston Corp.  ...............................................           335,625
           $ 100K         Central Fidelity Capital I -144A** 6.75% due 04/15/27 ...........           101,925
            2,850         Chase Manhattan Corp. ...........................................           305,484
            2,530         Citicorp ........................................................           301,070
            5,440         First Tennessee National Corp. ..................................           320,280
            4,750         Washington Mutual, Inc. .........................................           305,187
                                                                                                   ------------
                                                                                                    1,669,571
                                                                                                   ------------
                          Beverages -Soft Drinks
            8,400         PepsiCo, Inc. ...................................................           302,925
                                                                                                   ------------
                          Chemicals
           10,300         Georgia Gulf Corp.  .............................................           336,037
            7,300         Monsanto Co.  ...................................................           346,294
                                                                                                   ------------
                                                                                                      682,331
                                                                                                   ------------
                          Computer Software
            7,000         HBO & Co. .......................................................           366,188
            2,360         Microsoft Corp.*  ...............................................           352,082
                                                                                                   ------------
                                                                                                      718,270
                                                                                                   ------------
                          Computers
            9,880         COMPAQ Computer Corp. ...........................................           297,018
           10,740         Gateway 2000, Inc.*  ............................................           404,764
                                                                                                   ------------
                                                                                                      701,782
                                                                                                   ------------
                          Computers -Systems  .............................................
            8,900         Sun Microsystems, Inc.*  ........................................           426,644
                                                                                                   ------------

                          Electrical Equipment
            4,460         General Electric Co.  ...........................................           345,650
            4,630         Honeywell, Inc.  ................................................           324,389
                                                                                                   ------------
                                                                                                      670,039
                                                                                                   ------------
                          Electronics -
                          Semiconductors/Components
            4,040         Intel Corp.  ....................................................           327,240
                                                                                                   ------------
                          Entertainment
            3,520         The Walt Disney Co.  ............................................           375,100
                                                                                                   ------------
                          Financial Services
                          Associates Corp. N.A.
           $ 100K         6.375% due 08/15/99  ............................................           101,009
            6,190         Fannie Mae  .....................................................           382,233
            6,560         Travelers Group, Inc.  ..........................................           324,720
                                                                                                   ------------
                                                                                                      807,962
                                                                                                   ------------
                          Insurance
            3,100         American International Group, Inc.  .............................        $  341,969
                          Orion Capital Trust I
           $ 200K         8.73% due 01/01/37  .............................................           216,500
                                                                                                   ------------
                                                                                                      558,469
                                                                                                   ------------
                          Oil -International -Integrated
            5,200         Exxon Corp. .....................................................           308,425
                                                                                                   ------------
                          Oil Related
            4,250         Mobil Corp.  ....................................................           289,531
            5,530         Texaco, Inc.  ...................................................           287,906
                                                                                                   ------------
                                                                                                      577,437
                                                                                                   ------------
                          Packaged Foods
            4,290         General Mills, Inc.  ............................................             319,337
                                                                                                   ------------
                          Paper Products
            7,100         Bowater, Inc. ...................................................           347,900
            5,740         Champion International Corp. ....................................           293,816
                                                                                                   ------------
                                                                                                      641,716
                                                                                                   ------------
                          Pharmaceuticals
            4,500         American Home Products Corp.  ...................................           429,469
            4,990         Johnson & Johnson  ..............................................           334,018
            2,270         Warner-Lambert Co. ..............................................           341,635
                                                                                                   ------------
                                                                                                    1,105,122
                                                                                                   ------------
                          Railroad Equipment
            7,020         Trinity Industries, Inc.  .......................................           317,655
                                                                                                   ------------
                          Retail -Department Stores
           25,000         Kmart Corp. .....................................................           275,000
                                                                                                   ------------
                          Retail -Specialty
            9,760         Bed Bath & Beyond, Inc.* ........................................           386,740
            5,680         Home Depot, Inc. ................................................           342,575
           12,400         Pep Boys-Manny, Moe & Jack ......................................           271,250
                                                                                                   ------------
                          Savings & Loans Association                                               1,000,565
                                                                                                   ------------
            3,600         Golden West Financial Corp.  ....................................           303,975
                                                                                                   ------------
                          Steel
            6,430         Nucor Corp.  ....................................................           306,229
                                                                                                   ------------
                          Telecommunication Equipment
            5,700         Cisco Systems, Inc.*  ...........................................           359,456
                                                                                                   ------------
                          Tobacco
            7,530         Philip Morris Companies, Inc. ...................................            312,495
                                                                                                   ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

SHARES/PRINCIPAL
      AMOUNT                                                                                           VALUE
      ------                                                                                           -----
                         U.S. Government Obligations
                         U.S. Treasury Bond
          $1,250K        6.875% due 08/15/25  ............................................          $ 1,417,675
                         U.S. Treasury Note
            $ 50K        5.625% due 11/30/00  ............................................               50,346
                         U.S. Treasury Note
          $1,100K        5.875% due 04/30/98  ............................................            1,101,375
                         U.S. Treasury Note
           $ 175K        6.50% due 04/30/99  .............................................              177,518
                         U.S. Treasury Note
           $ 250K        6.50% due 05/15/05  .............................................              264,610
                         U.S. Treasury Note
          $1,150K        6.625% due 06/30/01  ............................................            1,193,424
                         U.S. Treasury Note
           $ 570K        6.875% due 08/31/99  ............................................              583,281
                         U.S. Treasury Note
          $1,000K        6.875% due 05/15/06  ............................................            1,086,340
                         U.S. Treasury Note
            $ 75K        7.50% due 11/15/01  .............................................               80,304
                                                                                                  --------------
                                                                                                      5,954,873
                                                                                                  --------------
                         TOTAL UNITED STATES  ............................................           20,256,158
                                                                                                  --------------
                         VENEZUELA (0.2%)
                         Telecommunications
            2,300        Compania Anonima Nacional Telefonos de Venezuela (Class D)(ADR)*                84,525
                                                                                                  --------------
                         TOTAL COMMON AND PREFERRED STOCKS
                         AND BONDS
                         (Identified Cost $41,265,351) ...................................           46,917,277
                                                                                                  --------------

    CURRENCY                              DESCRIPTION,
     AMOUNT                             EXPIRATION DATE
 IN THOUSANDS                           AND STRIKE PRICE                              VALUE
 ------------                           ----------------                              -----
                PURCHASED CALL OPTION ON
                FOREIGN CURRENCY (0.1%)

                FEBRUARY 10, 1998/YEN 120.72
   yen 700      (Identified Cost $17,255)  ......................................   $   34,230
                                                                                    ----------
   PRINCIPAL
     AMOUNT
     ------
                SHORT-TERM INVESTMENT (a) (9.5%)
                U.S. GOVERNMENT AGENCY
                Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (Amortized
   $5,000K      Cost $4,998,969)                                                     4,998,969
                                                                                    ----------

 TOTAL INVESTMENTS
(Identified Cost $46,281,575)(b) .               99.0%   51,950,476
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES....................                1.0       521,061
                                              -------- ------------
NET ASSETS........................              100.0%  $52,471,537
                                              ======== ============

------------
ADR       American Depository Receipt.
GDR       Global Depository Receipt.
RCP       Receipt shares.
K         In thousands.
*         Non-income producing security.
**        Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,665,499 and the aggregate gross unrealized depreciation is $1,996,598, resulting in net unrealized appreciation of $5,668,901.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
SUMMARY OF INVESTMENTS January 31, 1998

                                            PERCENT OF
INDUSTRY                          VALUE     NET ASSETS
--------                          -----     ----------
Aerospace....................  $   149,087     0.3%
Aerospace & Defense..........      172,432     0.3
Air Transport................      478,976     0.9
Airlines.....................      793,433     1.5
Auto Parts...................      191,527     0.4
Automobiles..................       93,086     0.2
Automotive...................    1,027,205     2.0
Banking......................    3,139,980     6.0
Banks........................      611,547     1.2
Banks -Money Center..........      308,534     0.6
Beverages -Soft Drinks.......      331,325     0.6
Brewery......................       38,400     0.1
Building & Construction .....       90,439     0.2
Building Materials...........      294,201     0.6
Business Services............      451,687     0.9
Chemicals....................    1,042,751     2.0
Chemicals -Diversified.......      103,710     0.2
Computer Software............      718,270     1.4
Computers ...................      701,782     1.3
Computers -Systems...........      426,644     0.8
Conglomerates................      552,689     1.1
Currency Option .............       34,230     0.1
Electrical Equipment.........    1,368,912     2.6
Electronic & Electrical
 Equipment...................      490,780     0.9
Electronics -Semiconductors .      134,247     0.3
Electronics
 -Semiconductors/Components .      327,240     0.6
Energy.......................       82,181     0.2
Engineering & Construction ..       27,423     0.1
Entertainment................      375,100     0.7
Financial Services...........    1,498,855     2.8
Food, Beverage, Tobacco, &
 Household Products..........      484,921     0.9
Foods & Beverages............      159,553     0.3
Government Obligations.......    4,285,669     8.2
Household Furnishings &
 Appliances..................      156,800     0.3
Household Products...........      150,673     0.3
Insurance....................    2,428,230     4.6
Leisure......................      617,324     1.2
Machinery....................      331,599     0.6
Manufacturing................       67,376     0.1
Media .......................      278,229     0.5
Media Group..................       54,719     0.1
Metals & Mining..............       54,847     0.1
Multi-Industry...............  $   373,268     0.7%
Multi-Line Insurance.........      143,459     0.3
Natural Gas..................      194,868     0.4
Oil & Gas....................      362,479     0.7
Oil -International
 -Integrated ................    1,439,392     2.7
Packaged Foods...............      319,337     0.6
Paper & Forest Products .....       67,397     0.1
Paper Products ..............      641,716     1.2
Petroleum....................      201,745     0.4
Pharmaceuticals..............    2,971,099     5.6
Publishing ..................      680,803     1.3
Railroad Equipment...........      317,655     0.6
Real Estate..................      160,888     0.3
Record & Tape Distribution ..      138,332     0.3
Retail ......................      746,733     1.4
Retail -Department Stores  ..      275,000     0.5
Retail -Specialty............    1,000,565     1.9
Savings & Loans Association .      303,975     0.6
Semiconductor Equipment .....      103,313     0.2
Steel........................      306,229     0.6
Steel & Iron.................      112,230     0.2
Steel Related................      132,039     0.3
Telecommunication Equipment .      654,849     1.2
Telecommunications...........    3,111,057     5.9
Textiles -Apparel............       71,710     0.1
Tobacco......................      312,495     0.6
Transportation ..............       60,579     0.1
U.S. Government Agency.......    4,998,969     9.5
U.S. Government Obligations      5,954,873    11.3
Utilities -Electric .........      666,809     1.3
                              -------------  -----
                               $51,950,476    99.0%
                              =============  =====

                                               PERCENT OF
TYPE OF INVESTMENT                VALUE        NET ASSETS
------------------                -----        ----------
Common Stocks ...............  $35,948,975       68.5%
Corporate Bonds..............      419,434        0.8
Foreign Currency Call
 Option......................       34,230        0.1
Foreign Government
 Obligations.................    4,285,669        8.2
Preferred Stocks.............      308,326        0.6
U.S. Government Agency.......    4,998,969        9.5
U.S. Government Obligations .    5,954,873       11.3
                              -------------   ----------
                               $51,950,476       99.0%
                              =============   ==========

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1998

 ASSETS:
Investments in securities, at value (identified cost $46,281,575)   $51,950,476
Cash (including $45,203 in foreign currency)......................      187,716
Receivable for:
  Interest .......................................................      234,284
  Investments sold ...............................................      219,189
  Foreign withholding taxes reclaimed ............................       32,523
  Dividends ......................................................       32,254
  Shares of beneficial interest sold .............................        5,830
Deferred organizational expenses .................................       73,239
Prepaid expenses and other assets ................................       78,353
                                                                         ------
  TOTAL ASSETS....................................................   52,813,864
                                                                     ----------
LIABILITIES:
Payable for:
  Investments purchased...........................................      118,812
  Plan of distribution fee........................................       45,092
  Investment management fee.......................................       44,913
  Shares of beneficial interest repurchased ......................       36,796
Accrued expenses and other payables ..............................       96,714
                                                                         ------
  TOTAL LIABILITIES...............................................      342,327
                                                                        -------
  NET ASSETS .....................................................  $52,471,537
                                                                    ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital ..................................................  $49,192,315
Net unrealized appreciation ......................................    5,660,048
Accumulated undistributed net investment income ..................      222,130
Distributions in excess of net realized gain .....................   (2,602,956)
                                                                     ----------
  NET ASSETS .....................................................  $52,471,537
                                                                    ===========
CLASS A SHARES:
Net Assets .......................................................  $    26,956
Shares Outstanding (unlimited authorized, $.01 par value) ........        2,344
  NET ASSET VALUE PER SHARE.......................................  $     11.50
                                                                    ===========
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ...............  $     12.14
                                                                    ===========
CLASS B SHARES:
Net Assets .......................................................  $52,374,341
Shares Outstanding (unlimited authorized, $.01 par value) ........    4,568,443
  NET ASSET VALUE PER SHARE.......................................  $     11.46
                                                                    ===========
CLASS C SHARES:
Net Assets........................................................  $    53,358
Shares Outstanding (unlimited authorized, $.01 par value)  .......        4,660
  NET ASSET VALUE PER SHARE ......................................  $     11.45
                                                                    ===========
CLASS D SHARES:
Net Assets .......................................................  $    16,882
Shares Outstanding (unlimited authorized, $.01 par value)  .......        1,467
  NET ASSET VALUE PER SHARE ......................................  $     11.51
                                                                    ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended January 31, 1998*

NET INVESTMENT INCOME:
INCOME
Interest (net of $132 foreign withholding tax).......................  $1,044,521
Dividends (net of $77,953 foreign withholding tax) ..................     759,559
                                                                          -------
  TOTAL INCOME ......................................................   1,804,080
                                                                        ---------
EXPENSES
Investment management fee ...........................................     621,396
Plan of distribution fee (Class A shares) ...........................          28
Plan of distribution fee (Class B shares) ...........................     580,914
Plan of distribution fee (Class C shares) ...........................         241
Professional fees ...................................................      88,295
Transfer agent fees and expenses.....................................      80,972
Shareholder reports and notices......................................      78,146
Custodian fees ......................................................      68,714
Registration fees....................................................      55,755
Organizational expenses..............................................      35,303
Trustees' fees and expenses .........................................      13,810
Other ...............................................................      22,101
                                                                           ------
  TOTAL EXPENSES.....................................................   1,645,675
                                                                        ---------
  NET INVESTMENT INCOME..............................................     158,405
                                                                          -------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
  Investments .......................................................     629,076
  Foreign exchange transactions .....................................     361,840
                                                                          -------
  NET GAIN...........................................................     990,916
                                                                          -------
Net change in unrealized appreciation/depreciation on:
  Investments .......................................................     994,604
  Translation of forward foreign currency contracts, other assets
    and  liabilities denominated in foreign currencies ..............      (2,764)
                                                                           ------
  NET APPRECIATION ..................................................     991,840
                                                                          -------
  NET GAIN...........................................................   1,982,756
                                                                        ---------
NET INCREASE ........................................................  $2,141,161
                                                                       ==========

* Class A, Class C and Class D shares were issued July 28, 1997.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR      FOR THE YEAR
                                                              ENDED             ENDED
                                                        JANUARY 31, 1998*  JANUARY 31, 1997
                                                        -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $    158,405      $    65,971
Net realized gain......................................         990,916        1,876,766
Net change in unrealized appreciation .................         991,840          584,125
                                                                -------          -------
  NET INCREASE ........................................       2,141,161        2,526,862
                                                              ---------        ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income -Class B shares..................        (148,714)        (554,313)
Net realized gain
 Class A shares........................................          (1,601)          --
 Class B shares........................................      (3,307,479)      (2,041,599)
 Class C shares........................................          (3,196)          --
 Class D shares........................................            (853)          --
                                                             ----------       ----------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ...................      (3,461,843)      (2,595,912)
                                                             ----------       ----------
Net increase (decrease) from transactions in shares of
 beneficial interest...................................     (11,521,571)      21,111,669
                                                            -----------       ----------
  NET INCREASE (DECREASE)..............................     (12,842,253)      21,042,619
NET ASSETS:
Beginning of period....................................      65,313,790       44,271,171
                                                             ----------       ----------
  END OF PERIOD
  (Including undistributed net investment income of
  $222,130 and dividends in excess of net investment
  income of $41,886)...................................    $ 52,471,537      $65,313,790
                                                           ============      ===========

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Asset Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term total return on its investments. The Fund seeks to achieve its objective through a managed investment policy utilizing a portfolio of U.S. and foreign equity, debt and money market securities. The Fund was organized as a Massachusetts business trust on October 18, 1994 and commenced operations on February 28, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined Dean Witter InterCapital Inc. (the "Investment Manager") or by TCW Funds Management, Inc. or Morgan Grenfell Investment Services, Ltd. (the "Sub-Advisers") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

F. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $177,000 of which approximately $144,000 have been reimbursed. The

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

balance has been absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between the Sub-Advisers and the Investment Manager, the Sub-Advisers provide the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays each Sub-Adviser monthly compensation equal to 30% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class
C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $3,856,463, at January 31, 1998.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended January 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended January 31, 1998, it received contingent deferred sales charges from redemptions of the Fund's Class B shares and Class C shares of $191,520 and $33, respectively, and received approximately $1,018 in front end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1998 aggregated $52,418,164 and $70,854,970, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $12,840,577 and $12,053,968, respectively.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

For the period May 31, 1997 through January 31, 1998, the Fund incurred brokerage commissions of $3,481 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund.

For the year ended January 31, 1998, the Fund incurred brokerage commissions of $21,991 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1998, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with DWR of $34,738 and $78,910, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,200.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                       FOR THE YEAR                 FOR THE YEAR
                                                          ENDED                         ENDED
                                                     JANUARY 31, 1998             JANUARY 31, 1997
                                                     ----------------             ----------------
                                                  SHARES         AMOUNT         SHARES        AMOUNT
                                                  ------         ------         ------        ------
CLASS A SHARES*
Sold                                                 2,202    $     28,364        --            --
Reinvestment of dividends and distributions            142           1,601        --            --
                                                       ---           -----   ----------    ------------
Net increase -Class A                                2,344          29,965        --            --
                                                     -----          ------   ----------    ------------
CLASS B SHARES
Sold                                               637,914       7,870,323    2,505,555    $ 30,094,772
Reinvestment of dividends and distributions        277,899       3,138,105      199,063       2,368,262
Redeemed                                        (1,863,599)    (22,637,924)    (944,898)    (11,351,365)
                                                ----------     -----------     --------     -----------
Net increase (decrease) -Class B                  (947,786)    (11,629,496)   1,759,720      21,111,669
                                                  --------     -----------    ---------      ----------
CLASS C SHARES*
Sold                                                 4,664          59,900        --            --
Reinvestment of dividends and distributions            262           2,944
Redeemed                                              (266)         (3,252)       --            --
                                                  --------     -----------    ---------      ----------

Net increase -Class C                                4,660          59,592        --            --
                                                  --------     -----------    ---------      ----------
CLASS D SHARES*
Sold                                                 1,391          17,515        --            --
Reinvestment of dividends and distributions             76             853        --            --
                                                  --------     -----------    ---------      ----------
Net increase -Class D                                1,467          18,368        --            --
                                                  --------     -----------    ---------      ----------
Net increase (decrease) in Fund                   (939,315)   $(11,521,571)   1,759,720    $ 21,111,669
                                                  ========    ============    =========    ============

* For the period July 28, 1997 (issue date) through January 31, 1998.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,450,000 during fiscal 1998.

As of January 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency gains, tax adjustments on passive foreign investment companies sold by the Fund and nondeductible organizational expense. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $32,807, distributions in excess of net realized gain was charged $221,518 and accumulated undistributed net investment income was credited $254,325.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1998, the Fund had no outstanding forward contracts.

8. SUBSEQUENT EVENT

Effective March 2, 1998, the Investment Manager will assume directly the sub-advisory responsibilities currently being performed by TCW Funds Management, Inc. (TCW). The Investment Manager will retain the portion of their fee currently paid to TCW.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE YEAR                        FOR THE PERIOD
                                                ENDED           FOR THE YEAR   FEBRUARY 28, 1995*
                                             JANUARY 31,           ENDED             THROUGH
                                               1998**++       JANUARY 31, 1997  JANUARY 31, 1996
                                               --------       ----------------  ----------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...        $11.84         $    11.79        $10.00
                                                ------         ----------        ------
Net investment income (loss)............          0.03              (0.01)         0.17
Net realized and unrealized gain  ......          0.35               0.55          2.20
                                                  ----               ----          ----
Total from investment operations .......          0.38               0.54          2.37
                                                  ----               ----          ----
Less dividends and distributions:
 Net investment income..................         (0.03)             (0.11)        (0.34)
 Net realized gain......................         (0.73)             (0.38)        (0.24)
                                                 -----              -----         -----
Total dividends and distributions ......         (0.76)             (0.49)        (0.58)
                                                 -----              -----         -----
Net asset value, end of period..........        $11.46         $    11.84        $11.79
                                                ======         ==========        ======
TOTAL INVESTMENT RETURN+................          3.29%              4.58%        23.89%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................          2.65%              2.53%         1.14%(2)(3)
Net investment income...................          0.25%              0.11%         1.71%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................        $52,374        $   65,314           $44,271
Portfolio turnover rate.................            94%                63%           71%(1)
Average commission rate paid............        $0.0153        $   0.0013          --

------------
*       Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.

(2)     Annualized.

(3) If the Investment Manager had not reimbursed all expenses, the above annualized expense and net investment loss ratios would have been 2.87% and (0.02)%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS, continued

                                              FOR THE PERIOD
                                              JULY 28, 1997*
                                                 THROUGH
                                               JANUARY 31,
                                                  1998++
                                                  ------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....      $  13.09
                                                 --------
Net investment income .....................          0.05
Net realized and unrealized gain ..........         (0.91)
                                                    -----
Total from investment operations ..........         (0.86)
                                                    -----
Less distributions from net realized gain           (0.73)
                                                    -----
Net asset value, end of period ............      $  11.50
                                                 ========
TOTAL INVESTMENT RETURN+...................         (6.39)% (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          2.02%  (2)
Net investment income .....................          0.79%  (2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..      $     27
Portfolio turnover rate ...................            94%
Average commission rate paid ..............      $ 0.0153

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....      $  13.09
Net realized and unrealized gain ..........         (0.91)
                                                    -----
Less distributions from net realized gain           (0.73)
                                                    -----
Net asset value, end of period ............      $  11.45
                                                 ========
TOTAL INVESTMENT RETURN+...................         (6.79)% (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          2.79%(2)
Net investment income .....................          0.07%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..      $     53
Portfolio turnover rate ...................            94%
Average commission rate paid ..............      $ 0.0153

------------
*       The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)     Not annualized.

(2)     Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS, continued

                                              FOR THE PERIOD
                                              JULY 28, 1997*
                                                 THROUGH
                                               JANUARY 31,
                                                  1998++
                                                  ----
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....      $  13.09
                                                 --------
Net investment income .....................          0.07
Net realized and unrealized gain ..........         (0.92)
                                                    -----
Total from investment operations ..........         (0.85)
                                                    -----
Less distributions from net realized gain           (0.73)
                                                    -----
Net asset value, end of period ............      $  11.51
                                                 ========
TOTAL INVESTMENT RETURN+ ..................         (6.32)% (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................          1.80%(2)
Net investment income .....................          1.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..      $     17
Portfolio turnover rate ...................            94%
Average commission rate paid ..............      $ 0.0153

------------
*       The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)     Not annualized.

(2)     Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL ASSET ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Asset Allocation Fund (the "Fund") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 13, 1998

                     1998 FEDERAL TAX NOTICE (unaudited)

         During the year ended January 31, 1998, the Fund paid to Class A, B, C and D shareholders $0.63 per share from long-term capital gains. Of this $0.63 distribution, $0.12 is taxable as 28% rate gain and $0.51 is taxable as 20% rate gain. Additionally, for such period 22.07% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Mark Bavoso
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center-Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
GLOBAL ASSET
ALLOCATION FUND


[GRAPHIC]


ANNUAL REPORT
JANUARY 31, 1998

                          DEAN WITTER STRATEGIST FUND

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information relates to the shares of Dean Witter Strategist Fund ("Dean Witter Strategist") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 30, 1998, between Dean Witter Strategist and Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset) in connection with the acquisition by Dean Witter Strategist of substantially all of the assets, subject to stated liabilities, of Dean Witter Global Asset. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read
in conjunction with the related Proxy Statement and Prospectus, dated June   ,
1998. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Dean Witter Strategist at Two World Trade Center, New York, New York 10048 or by calling (212) 392-2550 or (800) 896-NEWS (TOLL FREE). Please retain this document for future reference.

     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JUNE   , 1998.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
INTRODUCTION................................................     B-3
ADDITIONAL INFORMATION ABOUT DEAN WITTER STRATEGIST.........     B-3
FINANCIAL STATEMENTS........................................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated June   , 1998
(the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Dean Witter Global Asset shareholders in connection with the solicitation of proxies by the Board of Trustees of Dean Witter Global Asset to be voted at the Special Meeting of shareholders of Dean Witter Global Asset to be held on August 19, 1998. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Dean Witter Strategist dated September 26, 1997 and the Statement of Additional Information of Dean Witter Global Asset dated March 2, 1998.

              ADDITIONAL INFORMATION ABOUT DEAN WITTER STRATEGIST

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Dean Witter Strategist's investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in Dean Witter Strategist's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Dean Witter Strategist, see "The Fund and its Management" and "Trustees and Officers" in Dean Witter Strategist's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Dean Witter Strategist's investment manager, see "The Fund and its Management" in Dean Witter Strategist's Statement of Additional Information. For additional information about Dean Witter Strategist's independent auditors, see "Independent Accountants" in Dean Witter Strategist's Statement of Additional Information. For additional information about other services provided to Dean Witter Strategist, see "Custodian and Transfer Agent" and "Shareholder Services" in Dean Witter Strategist's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in Dean Witter Strategist's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Dean Witter Strategist, see "Description of Shares of the Fund" in Dean Witter Strategist's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Dean Witter Strategist's shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial

Statements -- July 31, 1997" and "Shareholders Services" in Dean Witter Strategist's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Dean Witter Strategist's policies regarding dividends and distributions and tax matters affecting Dean Witter Strategist and its shareholders, see "Dividends, Distributions and Taxes," and "Financial Statements -- July 31, 1997" in Dean Witter Strategist's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Dean Witter Strategist's distributor and the distribution agreement between Dean Witter Strategist and its distributor, see "Purchase of Fund Shares" in Dean Witter Strategist's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Dean Witter Strategist's performance, see "Performance Information" in Dean Witter Strategist's Statement of Additional Information.

                              FINANCIAL STATEMENTS

     Dean Witter Strategist's most recent audited financial statements are set forth in Dean Witter Strategist's Annual Report for the fiscal year ended July 31, 1997 and Dean Witter Strategist's updated, unaudited financial statements are set forth in its unaudited Semi-Annual Report for the six month period ended January 31, 1998. Copies of both Reports accompany, and are incorporated by reference in, the Proxy Statement and Prospectus. Dean Witter Global Asset's most recent audited financial statements are set forth in Dean Witter Global Asset's Annual Report for the fiscal year ended January 31, 1998, which is incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION                                  DEAN WITTER
SEPTEMBER 26, 1997                                               STRATEGIST FUND

--------------------------------------------------------------------------------

    Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company, the investment objective of which is to maximize the total return on its investments. The Fund seeks to achieve its objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments. See "Investment Practices and Policies."

    A Prospectus for the Fund dated September 26, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Strategist Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management ...............................................    3
Trustees and Officers .....................................................    6
Investment Practices and Policies .........................................   12
Investment Restrictions ...................................................   26
Portfolio Transactions and Brokerage ......................................   27
The Distributor ...........................................................   29
Determination of Net Asset Value ..........................................   33
Purchase of Fund Shares ...................................................   34
Shareholder Services ......................................................   36
Redemptions and Repurchases ...............................................   41
Dividends, Distributions and Taxes ........................................   42
Performance Information ...................................................   44
Description of Shares of the Fund .........................................   45
Custodian and Transfer Agent ..............................................   46
Independent Accountants ...................................................   46
Reports to Shareholders ...................................................   46
Legal Counsel .............................................................   46
Experts ...................................................................   46
Registration Statement ....................................................   46
Financial Statements - July 31, 1997 ......................................   47
Report of Independent Accountants .........................................   64
Appendix ..................................................................   65

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on August 5, 1988.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Global Short-Term Income Fund, Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income

Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares;

fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.60% of the portion of the daily net assets not exceeding $500 million; 0.55% of the next $500 million; 0.50% of the next $500 million; and 0.475% of the portion of the daily net assets exceeding $1.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended July 31, 1995, 1996 and 1997, the Fund accrued to the Investment Manager total compensation of $4,679,443, $6,414,184 and $7,751,652, respectively.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993, as such agreement had been amended by the Trustees at their meetings held on April 28, 1993 and April 17, 1996, to lower the management fees charged on the Fund's daily net assets in excess of $1 billion and $1.5 billion. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Agreement had an initial term ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The following owned more than 5% of the outstanding shares of Class C of the Fund on September 15, 1997: Nancy Munday, Frank Lamberg & G. McCullough Co-Trustees of the Nicholas Niminski Trust, 20856 North Rand Road, Barrington, IL 60010--5.9%; Nancy Munday, Frank Lamberg & G. McCullough Co-Trustees of the Scott Niminski Childrens Trust, 20856 North Rand Road, Barrington, IL 60010--5.9%; Nancy Munday, Frank Lamberg & G. McCullough Co-Trustees of the Brian Niminski Trust, 20856 North Rand Road, Barrington IL 60010--5.9%; Dean Witter Reynolds Custodian for David S. Brodnan IRA Rollover, 1153 Johnson Drive, Unit 3017, Buffalo Grove, IL 60089-6949--6.1%; General

Mortgage Corp., ATTN: Kris Dreyer, 28411 Northwestern Highway, Suite 1001, Southfield, MI 48034-5540--10.2%; Robert M. Allan Jr. and/or Harry S. Allan Trustees for the Allan Family Trust, 167 Del Mesa Carmel, Carmel, CA 93923-7951--12.0%.

    The following owned more than 5% of the outstanding shares of Class D of the Fund on September 15, 1997: Mellon Bank, N.A., Mutual Funds, P.O. Box 320, Pittsburgh, Pennsylvania 15230-0320, as trustee of the Dean Witter START Plan and the SPS Transaction Services, Inc. START Plan, employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code--41.5%.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Michael Bozic (56)                         Chairman and Chief Executive Officer of Levitz Furniture Corporation
Trustee                                    (since November, 1995); Director or Trustee of the Dean Witter Funds;
c/o Levitz Furniture Corporation           formerly President and Chief Executive Officer of Hills Department
6111 Broken Sound Parkway, N.W.            Stores (May, 1991-July, 1995); formerly variously Chairman, Chief
Boca Raton, Florida                        Executive Officer, President and Chief Operating Officer (1987-1991) of
                                           the Sears Merchandise Group of Sears, Roebuck and Co.; Director of
                                           Eaglemark Financial Services, Inc., the United Negro College Fund and
                                           Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)               Chairman and Chief Executive Officer and Director of InterCapital, DWSC
Chairman of the Board,                     and Distributors; Executive Vice President and Director of DWR;
President and Chief Executive              Chairman, Director or Trustee, President and Chief Executive Officer of
Officer and Trustee                        the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of
Two World Trade Center                     the TCW/DW Funds; Chairman and Director of Dean Witter Trust FSB
New York, New York                         ("DWT"); Director and/or officer of various MSDWD subsidiaries;
                                           formerly Executive Vice President and Director of Dean Witter, Discover
                                           and Co. (until February, 1993).

Edwin J. Garn (64)                         Director or Trustee of the Dean Witter Funds; formerly United States
Trustee                                    Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee
c/o Huntsman Corporation                   (1980-1986); formerly Mayor of Salt Lake City, Utah (1972-1974);
500 Huntsman Way                           formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice
Salt Lake City, Utah                       Chairman, Huntsman Corporation (since January, 1993); Director of
                                           Franklin Quest (time management systems) and John Alden Financial Corp.
                                           (health insurance); member of the board of various civic and charitable organizations.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
John R. Haire (72)                         Chairman of the Audit Committee and Chairman of the Committee of the
Trustee                                    Independent Directors or Trustees and Director or Trustee of the Dean
Two World Trade Center                     Witter Funds; Chairman of the Audit Committee and Chairman of the
New York, New York                         Committee of the Independent Trustees and Trustee of the TCW/DW Funds;
                                           formerly President, Council for Aid to Education (1978-1989) and
                                           Chairman and Chief Executive Officer of Anchor Corporation, an
                                           Investment Adviser (1964-1978); Director of Washington National
                                           Corporation (insurance).

Wayne E. Hedien (63)                       Retired, Director or Trustee of the Dean Witter Funds; Director of The
Trustee                                    PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman
c/o Gordon Altman Butowsky                 of The Field Museum of Natural History; formerly associated with the
Weitzen Shalov & Wein                      Allstate Companies (1966-1994), most recently as Chairman of The
Counsel to the Independent Trustees        Allstate Corporation (March, 1993-December, 1994) and Chairman and
114 West 47th Street                       Chief Executive Officer of its wholly-owned subsidiary, Allstate
New York, New York                         Insurance Company (July, 1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (48)                 Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                    Co-Chairman and a founder of the Group of Seven Council (G7C), an
c/o Johnson Smick International, Inc.      international economic commission; Director or Trustee of the Dean
1133 Connecticut Avenue, N.W.              Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since
Washington, DC                             June, 1995); Director of Greenwich Capital Markets, Inc.
                                           (broker-dealer); Trustee of the Financial Accounting Foundation
                                           (oversight organization for the Financial Accounting Standards Board);
                                           formerly Vice Chairman of the Board of Governors of the Federal Reserve
                                           System (1986-1990) and Assistant Secretary of the U.S. Treasury
                                           (1982-1986).

Michael E. Nugent (61)                     General Partner, Triumph Capital, L.P., a private investment
Trustee                                    partnership; Director or Trustee of the Dean Witter Funds; Trustee of
c/o Triumph Capital, L.P.                  the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT
237 Park Avenue                            Capital Corporation (1984-1988); Director of various business
New York, New York                         organizations.

Philip J. Purcell* (54)                    Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                    MSDWD, DWR and Novus Credit Services Inc.; Director of InterCapital,
1585 Broadway                              DWSC and Distributors; Director or Trustee of the Dean Witter Funds;
New York, New York                         Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (67)                     Retired; Director or Trustee of the Dean Witter Funds; Trustee of the
Trustee                                    TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky                 Executive Vice President and Chief Investment Officer of the Home
Weitzen Shalov & Wein                      Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Barry Fink (42)                            Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary                  Counsel (since February, 1997) of InterCapital and DWSC; Senior Vice
and General Counsel                        President (since March, 1997) and Assistant Secretary and Assistant
Two World Trade Center                     General Counsel (since February, 1997) of Distributors; Assistant
New York, New York                         Secretary of DWR (since August, 1996); Vice President, Secretary and
                                           General Counsel of the Dean Witter Funds and the TCW/DW Funds (since
                                           February, 1997); previously First Vice President (June, 1993-February,
                                           1997), Vice President (until June, 1993) and Assistant Secretary and
                                           Assistant General Counsel of InterCapital and DWSC and Assistant
                                           Secretary of the Dean Witter Funds and the TCW/DW Funds.

Mark Bavoso (36)                           Senior Vice President of InterCapital (since June, 1993); formerly Vice
Vice President                             President of InterCapital.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                      First Vice President and Assistant Treasurer of InterCapital and DWSC;
Treasurer                                  Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York

----------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of August 31, 1997, the Dean Witter Funds had total net assets of approximately $90.6 billion and more than six million shareholders.

    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds'

Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1997.

                                FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,750
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,850
John L. Schroeder.............................................       1,850

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

            CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850                --                 --               --        $138,850
Edwin J. Garn..............       140,900                --                 --               --         140,900
John R. Haire..............       106,400           $64,283           $195,450         $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483                 --               --         203,583
Michael E. Nugent..........       138,850            64,283                 --               --         203,133
John L. Schroeder..........       137,150            69,083                 --               --         206,233

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1997 and by the 57 Dean Witter Funds (including the Fund) as of December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of July 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                           FOR ALL ADOPTING FUNDS                                     ESTIMATED ANNUAL
                                   --------------------------------------   RETIREMENT BENEFITS           BENEFITS
                                        ESTIMATED                           ACCRUED AS EXPENSES      UPON RETIREMENT(2)
                                     CREDITED YEARS         ESTIMATED      -----------------------  ----------------------
                                      OF SERVICE AT       PERCENTAGE OF                  BY ALL       FROM      FROM ALL
                                       RETIREMENT           ELIGIBLE        BY THE      ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE           (MAXIMUM 10)        COMPENSATION      FUND(3)       FUNDS      FUND(3)      FUNDS
---------------------------------  -------------------  -----------------  ---------   -----------  ---------  -----------
Michael Bozic....................              10               50.0%      $     185   $    20,147  $     925  $    51,325
Edwin J. Garn....................              10               50.0            (325)       27,772        925       51,325
John R. Haire....................              10               50.0          (1,286)       46,952      4,492      129,550
Dr. Manuel H. Johnson............              10               50.0            (250)       10,926        925       51,325
Michael E. Nugent................              10               50.0            (464)       19,217        925       51,325
John L. Schroeder................               8               41.7             349        38,700        771       42,771

----------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) These numbers reflect the effect of the combination of the net assets of Dean Witter Managed Assets Trust with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    U.S. GOVERNMENT SECURITIES. As stated in the Prospectus, the Fund may invest in short-term to intermediate (one to five year maturities) and intermediate to long term (greater than five year maturities) fixed-income securities which are issued or guaranteed, as to principal and interest, by the United States or its agencies and instrumentalities.

    Such U.S. Government securities include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years.

        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvest-ment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest currently.

    MONEY MARKET INSTRUMENTS. As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

        U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

        BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

        EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

        OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

        FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

        COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business days' notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund did not lend any of its portfolio securities during the fiscal year ended July 31, 1997.

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase. the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the repurchase price plus accrued interest. If such decrease occurs, additional collateral will be added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from the sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund has not to date and does not presently intend to enter into repurchase agreements so that more than 5% of the Fund's net assets are subject to such agreements.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

    WARRANTS. The Fund may acquire warrants attached to other securities and, in addition may invest up to 5% of the value of its total assets in warrants, including up to 2% of such assets in warrants not

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listed on either the New York or American Stock Exchange. Warrants are, in
effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges (currently the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Pacific Stock Exchange and Philadelphia Stock Exchange) and are written in over-the-counter transactions ("OTC Options"). Listed options are issued by the Options Clearing Corporation


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
("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON GNMA CERTIFICATES. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Fund closes out its position or replaces such Certificate, it may realize a loss and incur transaction costs.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on stock index options, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The value of the premium received will fluctuate with varying economic market conditions.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

    The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) and, as to 2% of its total assets, purchase call options on securities it intends to purchase. If, in the latter case, the price of the security underlying the option fails to rise above the exercise price by an amount exceeding the price of the option premium, the Fund will sustain a loss equal to some or all of the premium price. A call purchased to close out a position is likely to be on the same securities and have the same terms as the written option. The option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Fund assumes the risk of loss should the market value of the underlying securities decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as cover for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on, among other indexes, the Standard & Poor's 100 Index and the Standard & Poor's 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market-wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will be able to write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund, as a call writer, would not be able to provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate futures") and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index futures").

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates and to alter the Fund's asset allocation in fixed-income securities. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, or wishes to decrease the Fund's asset allocation in fixed-income securities, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated or if the Investment Manager wishes to increase the Fund's asset allocation of fixed-income securities, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of

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U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall or wishes to decrease the Fund's asset allocation in equity securities, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to increase the Fund's assets which are invested in stocks or as a hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. This allows the Fund to purchase equities, in accordance with the Investment Manager's asset allocations, in an orderly and efficacious manner. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, "an initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    INDEX FUTURES. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call
(put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/ director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and the Fund will treat these assets as such.

         4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         6. Borrow money (except insofar as to the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement), except that the Fund may, but not to leverage the Fund's assets, borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restrictions described above.

         9. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        10.   Make short sales of securities.

        11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        13. Invest for the purpose of exercising control or management of any other issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended July 31, 1995, 1996 and 1997, the Fund paid a total of $845,540, $1,417,865 and $1,189,162, respectively, in brokerage commissions.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended July 31, 1997, the Fund directed the payment of $1,114,797 in brokerage commissions in connection with transactions in the aggregate amount of $735,355,459 to brokers because of research services provided.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit such transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended July 31, 1995, 1996 and 1997, the Fund paid a total of $84,770, $105,265 and $37,367, respectively, in brokerage commissions to DWR. The brokerage commissions paid to DWR represented approximately 3.14% of the total brokerage commissions paid by the Fund for the fiscal year ended July 31, 1997 and were paid on account of transactions having an aggregate dollar value equal to approximately 6.68% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. During the period June 1 through July 31, 1997, the Fund paid a total of $1,005 in brokerage commissions to Morgan Stanley & Co., Inc., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to Morgan Stanley & Co., Inc. represented approximately 0.08% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.10% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

    During the fiscal year ended July 31, 1997, the Fund purchased bonds issued by Bank America, The Bank of New York, Chase Manhattan Corp., Lehman Brothers Holdings Inc., Morgan Stanley Group Inc. and PaineWebber Inc., and common stock issued by Chase Manhattan Corp. At July 31, 1997, the Fund held a bond issued by Lehman Brothers Holdings Inc. and common stock issued by Chase Manhattan Corp. with market values of $6,033,060 and $17,034,375, respectively. These issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the fiscal year ended July 31, 1997.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Trustees.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgement or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, (i) 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the implementation of the Plan; plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the Plan. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distribu-tor has informed the Fund that it and/or DWR received approximately $1,775,000, $1,662,000 and $1,683,000 in contingent deferred sales charges for the fiscal years ended July 31, 1995, 1996 and 1997, respectively, none of which was retained by the Distributor. These amounts were received from Class B only. No front-end sales charges were received from Class A and no contingent deferred sales charges were received from Class A or Class C for the fiscal period July 28 through July 31, 1997.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a majority vote of the Trustees, including all of the Trustees who are not "interested persons" of the Fund (as defined in the Act) and who had or have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on July 27, 1989, and by the shareholders holding a majority, as defined in the Act, of the outstanding shares of the Fund, at the Fund's Special Meeting of Shareholders held on November 8, 1989. The Plan amended and restated the Fund's initial Plan of Distribution which had been in effect from August 26, 1988 through November 7, 1989.

    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on December 19, 1995, the shareholders of the Fund approved an amendment to the Plan to permit payments to be made under the Plan with respect to distribution expenses incurred in connection with the distribution of shares of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 1997, of $12,491,604. This amount is equal to 0.89% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clauses (i)(a) and (ii) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28 through July 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1 and $6, respectively, which amounts are equal to 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, for such period.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust FSB ("DWT") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $91,860,398 on behalf of Class B since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 3.25% ($2,989,043)--advertising and promotional expenses; (ii) 0.29% ($270,696)
printing of prospectuses for distribution to other than current shareholders; and (iii) 96.46% ($88,600,659)--other expenses, including the gross sales credit and the carrying charge, of which 7.64% ($6,770,173) represents carrying charges, 30.83% ($27,313,322) represents commission credits to DWR branch offices for payments of commissions to account executives, 46.36% ($41,072,562) represents overhead and other branch office distribution-related expenses, and 15.17% ($13,444,602) represents excess distribution expenses of Dean Witter Managed Assets Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28 through July 31, 1997 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $37,067,710 as of July 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund or any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1990 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a meeting of the Trustees held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge

(including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

               YEAR SINCE
                PURCHASE                   CDSC AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
----------------------------------------  --------------------------
First...................................              5.0%
Second..................................              4.0%
Third...................................              3.0%
Fourth..................................              2.0%
Fifth...................................              2.0%
Sixth...................................              1.0%
Seventh and thereafter..................             None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:

               YEAR SINCE
                PURCHASE                   CDSC AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
----------------------------------------  --------------------------
First...................................              2.0%
Second..................................              2.0%
Third...................................              1.0%
Fourth and thereafter...................             None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Strategist Fund or in another Class of Dean Witter Strategist Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENT THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Strategist Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days.

There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

    When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust although that fund may, in its discretion, accept initial investments as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is re-stricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and net capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

    Gains or losses on the Fund's transactions, if any, in futures and non-equity options generally are treated as 60% long-term and 40% short-term capital gains or losses. When the Fund engages in futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Under current federal law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution or cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    In computing net investment income, the Fund will not amortize premiums or accrue discounts on fixed-income securities in the portfolio, except those original issue discounts for which amortization is required for federal income tax purposes. Additionally, with respect to market discounts on bonds, a portion of any capital gain realized upon disposition may be characterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code. Realized gains and losses on security transactions are determined on the identified cost method.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the fiscal year ended July 31, 1997, for the five year period ended July 31, 1997 and for the period from October 31, 1988 (commencement of operations) through July 31, 1997 were 24.73%, 13.09% and 14.26%, respectively.

    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through July 31, 1997 were -3.45%, 0.90% and 1.90% for Class A, Class C and Class D, respectively.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the fiscal year ended July 31, 1997, for the five year period ended July 31, 1997 and for the period October 31, 1988 through July 31, 1997 were 29.73%, 13.33% and 14.26%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ending July 31, 1997, for the five year period ended July 31, 1997 and for the period October 31, 1988 through July 31, 1997 were 29.73%, 86.95% and 220.97%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through July 31, 1997 were 1.90%, 1.90% and 1.90%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at July 31, 1997:

                                          INVESTMENT AT INCEPTION OF:
                          INCEPTION   -----------------------------------
CLASS                        DATE      $10,000     $50,000     $100,000
------------------------  ----------  ---------  -----------  -----------
Class A.................    7/28/97   $   9,655  $    48,912  $    98,843
Class B.................   10/31/88      32,097      160,485      320,970
Class C.................    7/28/97      10,190       50,950      101,900
Class D.................    7/28/97      10,190       50,950      101,900

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York, 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, a report showing the Fund's portfolio and other information. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on July 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The annual financial statements of the Fund for the year ended July 31, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997

  NUMBER OF
    SHARES                                                           VALUE
--------------------------------------------------------------------------------
                COMMON STOCKS (69.1%)
                AEROSPACE & DEFENSE (4.4%)
      270,000   General Motors Corp. (Class
                  H)..........................                 $      16,318,125
      194,000   Honeywell, Inc................                        14,489,375
      180,000   Litton Industries, Inc.*......                         9,348,750
      140,000   Lockheed Martin Corp..........                        14,910,000
      200,000   Thiokol Corp..................                        14,862,500
                                                               -----------------
                                                                      69,928,750
                                                               -----------------
                AIRLINES (0.6%)
      250,000   Continental Airlines, Inc.
                  (Class B)*..................                         9,312,500
                                                               -----------------
                ALUMINUM (0.8%)
      150,000   Aluminum Co. of America.......                        13,275,000
                                                               -----------------
                AUTOMOTIVE (1.3%)
      300,000   Chrysler Corp.................                        11,137,500
      250,000   Ford Motor Co.................                        10,218,750
                                                               -----------------
                                                                      21,356,250
                                                               -----------------
                BANKS - MONEY CENTER (1.9%)
      150,000   Chase Manhattan Corp..........                        17,034,375
      102,000   Citicorp......................                        13,846,500
                                                               -----------------
                                                                      30,880,875
                                                               -----------------
                BANKS - REGIONAL (3.0%)
      220,000   NationsBank Corp..............                        15,661,250
      240,000   Washington Mutual, Inc........                        16,560,000
       58,000   Wells Fargo & Co..............                        15,946,375
                                                               -----------------
                                                                      48,167,625
                                                               -----------------
                BEVERAGES - SOFT DRINKS (0.8%)
      327,800   PepsiCo, Inc..................                        12,558,837
                                                               -----------------
                BROKERAGE (1.2%)
      266,666   Travelers Group, Inc..........                        19,183,285
                                                               -----------------
                CABLE/CELLULAR (0.7%)
      500,000   U.S. West Media Group*........                        11,031,250
                                                               -----------------
                CHEMICALS (2.1%)
      220,000   Du Pont (E.I.) de Nemours &
                  Co., Inc....................                        14,726,250
      220,000   Monsanto Co...................                        10,958,750
      150,000   Praxair, Inc..................                         8,268,750
                                                               -----------------
                                                                      33,953,750
                                                               -----------------
                COMMUNICATIONS - EQUIPMENT & SOFTWARE (2.6%)
       97,964   Ascent Entertainment, Inc.*...                         1,175,568
      180,000   Cisco Systems, Inc.*..........                        14,298,750

  NUMBER OF
    SHARES                                                           VALUE
--------------------------------------------------------------------------------
      405,000   Comsat Corp...................                 $       9,441,562
      270,000   Tellabs, Inc.*................                        16,149,375
                                                               -----------------
                                                                      41,065,255
                                                               -----------------
                COMMUNICATIONS EQUIPMENT (0.5%)
      100,000   Lucent Technologies, Inc......                         8,493,750
                                                               -----------------
                COMPUTER SOFTWARE (1.9%)
      110,000   Microsoft Corp.*..............                        15,544,375
      270,000   Oracle Corp.*.................                        14,664,375
                                                               -----------------
                                                                      30,208,750
                                                               -----------------
                COMPUTERS (2.0%)
      200,000   Dell Computer Corp.*..........                        17,100,000
      400,000   Gateway 2000, Inc.*...........                        15,275,000
                                                               -----------------
                                                                      32,375,000
                                                               -----------------
                COMPUTERS - PERIPHERAL EQUIPMENT (0.9%)
      353,600   Seagate Technology, Inc.*.....                        14,519,700
                                                               -----------------
                COMPUTERS - SYSTEMS (1.9%)
      329,250   Diebold, Inc..................                        16,544,812
      300,000   Sun Microsystems, Inc.*.......                        13,706,250
                                                               -----------------
                                                                      30,251,062
                                                               -----------------
                CONSUMER PRODUCTS (1.2%)
      253,400   Colgate-Palmolive Co..........                        19,195,050
                                                               -----------------
                ELECTRICAL EQUIPMENT (2.1%)
      258,000   Emerson Electric Co...........                        15,222,000
      258,000   General Electric Co...........                        18,108,375
                                                               -----------------
                                                                      33,330,375
                                                               -----------------
                ENTERTAINMENT/GAMING (0.2%)
      100,000   Circus Circus Enterprises,
                  Inc.*.......................                         2,506,250
                                                               -----------------
                FINANCIAL SERVICES (1.9%)
      200,000   American Express Co...........                        16,750,000
      290,000   Fannie Mae....................                        13,720,625
                                                               -----------------
                                                                      30,470,625
                                                               -----------------
                FOODS (2.1%)
      176,000   Campbell Soup Co..............                         9,130,000
      150,000   General Mills, Inc............                        10,368,750
      150,000   Kellogg Co....................                        13,781,250
                                                               -----------------
                                                                      33,280,000
                                                               -----------------
                FOREST PRODUCTS, PAPER & PACKING (1.9%)
      210,000   Bowater Inc...................                        10,998,750
      300,000   Champion International
                  Corp........................                        18,600,000
                                                               -----------------
                                                                      29,598,750
                                                               -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  NUMBER OF
    SHARES                                                           VALUE
--------------------------------------------------------------------------------
                HEALTHCARE - HMOS (0.9%)
      600,000   Humana, Inc.*.................                 $      14,625,000
                                                               -----------------
                HEAVY DUTY TRUCKS & PARTS (0.3%)
      270,000   Navistar International
                  Corp.*......................                         5,568,750
                                                               -----------------
                HOUSEHOLD APPLIANCES (0.6%)
      320,000   Maytag Corp...................                         9,340,000
                                                               -----------------
                INSURANCE (4.2%)
      200,000   Ace, Ltd......................                        16,400,000
      142,500   American International Group,
                  Inc.........................                        15,176,250
      200,000   Chubb Corp....................                        14,100,000
      350,000   Equitable Companies, Inc......                        13,781,250
      150,000   Vesta Insurance Group, Inc....                         7,987,500
                                                               -----------------
                                                                      67,445,000
                                                               -----------------
                INTERNET (0.5%)
      120,000   America Online, Inc.*.........                         8,100,000
                                                               -----------------
                LEISURE (0.7%)
      135,000   Walt Disney Co................                        10,909,687
                                                               -----------------
                MEDICAL PRODUCTS & SUPPLIES (0.4%)
       99,000   Baxter International,
                  Inc.........................                         5,723,438
                                                               -----------------
                OIL INTEGRATED - DOMESTIC (1.9%)
      260,000   Amerada Hess Corp.............                        15,291,250
      212,000   Atlantic Richfield Co.........                        15,860,250
                                                               -----------------
                                                                      31,151,500
                                                               -----------------
                OIL INTEGRATED - INTERNATIONAL (3.8%)
      190,000   Chevron Corp..................                        15,033,750
      240,000   Exxon Corp....................                        15,420,000
      198,000   Mobil Corp....................                        15,147,000
      130,000   Texaco, Inc...................                        15,088,125
                                                               -----------------
                                                                      60,688,875
                                                               -----------------
                PHARMACEUTICALS (3.8%)
      160,000   Abbott Laboratories...........                        10,470,000
      128,400   American Home Products
                  Corp........................                        10,584,975
      194,744   Johnson & Johnson.............                        12,134,986
      151,000   Lilly (Eli) & Co..............                        17,063,000
      102,200   Merck & Co., Inc..............                        10,622,413
                                                               -----------------
                                                                      60,875,374
                                                               -----------------

  NUMBER OF
    SHARES                                                            VALUE
--------------------------------------------------------------------------------
                RETAIL - DEPARTMENT STORES (1.4%)
    1,000,000   Kmart Corp.*..................                 $      11,875,000
      176,000   May Department Stores Co......                         9,834,000
                                                               -----------------
                                                                      21,709,000
                                                               -----------------
                RETAIL - SPECIALTY (5.1%)
      450,000   Bed Bath & Beyond, Inc.*......                        14,850,000
      350,000   Costco Companies Inc.*........                        13,256,250
      216,000   Home Depot, Inc...............                        10,773,000
      265,000   Payless ShoeSource, Inc.*.....                        16,297,500
    1,500,000   Pier 1 Imports, Inc...........                        26,437,500
                                                               -----------------
                                                                      81,614,250
                                                               -----------------
                RETAIL - SPECIALTY APPAREL (0.9%)
      310,000   Gap, Inc. (The)...............                        13,775,625
                                                               -----------------
                SAVINGS & LOAN ASSOCIATIONS (0.9%)
      170,000   Golden West Financial Corp....                        14,301,250
                                                               -----------------
                SEMICONDUCTOR EQUIPMENT (2.3%)
      200,000   Altera Corp.*.................                        12,050,000
      100,000   KLA-Tencor Corp.*.............                         6,050,000
      410,000   Teradyne, Inc.*...............                        19,167,500
                                                               -----------------
                                                                      37,267,500
                                                               -----------------
                SEMICONDUCTORS (2.3%)
      475,000   Cypress Semiconductor
                  Corp.*......................                         7,273,438
      160,000   Intel Corp....................                        14,680,000
      300,000   Micron Technology, Inc........                        14,606,250
                                                               -----------------
                                                                      36,559,688
                                                               -----------------
                SHOES (0.5%)
      130,000   Nike, Inc. (Class B)..........                         8,100,625
                                                               -----------------
                STEEL (0.7%)
      180,000   Nucor Corp....................                        11,171,250
                                                               -----------------
                TOBACCO (1.1%)
      390,000   Philip Morris Companies,
                  Inc.........................                        17,598,750
                                                               -----------------
                TRUCKERS (0.8%)
      500,000   Yellow Corp.*.................                        13,437,500
                                                               -----------------

                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $740,508,406).................                     1,104,905,751
                                                               -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                          VALUE
--------------------------------------------------------------------------------
                CORPORATE BONDS (13.1%)
                AIRLINES (0.7%)
 $      9,000   United Air Lines, Inc. 10.125%
                  due 03/22/15................                 $      11,155,410
                                                               -----------------

                BANKS (1.5%)
        6,800   Bankers Trust Co. (Series A) -
                  144A** 8.09% due 12/01/26...                         6,961,500
        5,000   Capital One Bank 5.95% due
                  02/15/01....................                         4,890,000
        6,000   Mercantile Bancorporation,
                  Inc. 7.30% due 06/15/07.....                         6,215,340
        6,000   Republic New York Corp. 7.20%
                  due 07/15/97................                         6,059,100
                                                               -----------------
                                                                      24,125,940
                                                               -----------------
                BROKERAGE (1.1%)
        6,000   Bear Stearns Co., Inc. 6.50%
                  due 08/01/02................                         6,023,700
        6,000   Lehman Brothers Holdings, Inc.
                  (Series E) 6.50% due
                  07/18/00....................                         6,033,060
        5,000   Salomon, Inc. 6.65% due
                  07/15/01....................                         5,037,500
                                                               -----------------
                                                                      17,094,260
                                                               -----------------

                CABLE & TELECOMMUNICATIONS (1.5%)
        5,000   Comcast Cable
                  Communications - 144A**
                  8.875% due 05/01/17.........                         5,810,200
        5,000   Continental Cablevision, Inc.
                  9.50% due 08/01/13..........                         5,825,550
        7,000   TCI Communications, Inc. 8.75%
                  due 08/01/15................                         7,775,180
        5,000   Time Warner Pass-thru - 144A**
                  6.10% due 12/30/01..........                         4,900,000
                                                               -----------------
                                                                      24,310,930
                                                               -----------------

                COMMUNICATIONS - EQUIPMENT & SOFTWARE (0.3%)
        5,000   MFS Communications, Inc.
                  8.875% due 01/15/06.........                         3,984,714
                                                               -----------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                          VALUE
--------------------------------------------------------------------------------

                FINANCIAL SERVICES (4.4%)
 $      5,000   Advanta Corp.
                  6.384% due 08/07/98.........                 $       4,992,950
        3,500   Advanta Corp.
                  7.28% due 07/30/01..........                         3,514,280
        5,000   Arkwright CSN Trust - 144A**
                  9.625% due 08/15/26.........                         5,881,250
        6,800   Central Fidelity Capital I
                  -144A** 6.75%+ due
                  04/15/27....................                         6,976,868
        6,900   Centura Capital Trust I -
                  144A** 8.845% due
                  06/01/27....................                         7,460,625
        5,000   Compass Trust I Series A 8.23%
                  due 01/15/27................                         5,270,500
        4,000   Hutchison Whampoa - 144A**
                  (Cayman Islands) 7.50% due
                  08/01/27....................                         4,070,000
        6,900   Money Store, Inc. (The) 8.375%
                  due 04/15/04................                         7,279,293
        5,000   North Fork Capital Trust I
                  8.70% due 12/15/26..........                         5,256,250
        7,500   Provident Capital Trust I
                  8.60% due 12/01/26..........                         7,856,250
        5,000   Riggs Capital Trust II -
                  144A** 8.875% due
                  03/15/27....................                         5,278,800
        7,000   Sakura Capital Funding -
                  144A** (Cayman Islands)
                  7.32%+ due
                  08/29/49....................                         7,052,500
                                                               -----------------
                                                                      70,889,566
                                                               -----------------
                INSURANCE (0.8%)
        5,800   Terra Nova Holdings (United
                  Kingdom) 10.75% due
                  07/01/05....................                         6,506,440
        5,900   Vesta Capital Trust I - 144A**
                  8.525% due 01/15/27.........                         6,386,750
                                                               -----------------
                                                                      12,893,190
                                                               -----------------
                MACHINERY & MACHINE TOOLS (0.2%)
        3,000   Joy Technologies Inc. 10.25%
                  due 09/01/03................                         3,267,570
                                                               -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                          VALUE
--------------------------------------------------------------------------------
                METALS & MINING (0.4%)
 $      6,900   Placer Dome, Inc. (Canada)
                  8.50% due 12/31/45..........                 $       7,089,750
                                                               -----------------
                OIL & GAS PRODUCTS (0.3%)
        5,000   Mitchell Energy & Development
                  Corp. 6.75% due 02/15/04....                         4,971,000
                                                               -----------------
                PROPERTY (0.4%)
        6,000   Guangdong Enterprises - 144A**
                  (Hong Kong) 8.875% due
                  05/22/07....................                         6,324,240
                                                               -----------------
                RETAIL (0.7%)
        6,000   Heilig Myers Co.
                  7.60% due 08/01/07..........                         5,992,020
        5,000   ShopKo Stores, Inc. 9.00% due
                  11/15/04....................                         5,617,650
                                                               -----------------
                                                                      11,609,670
                                                               -----------------
                TELECOMMUNICATIONS (0.8%)
        5,000   British Telecom Finance
                  (United Kingdom) 9.625% due
                  02/15/19....................                         5,443,400
        6,900   Total Access Communication -
                  144A** (Thailand) 8.375% due
                  11/04/06....................                         6,848,250
                                                               -----------------
                                                                      12,291,650
                                                               -----------------

                TOTAL CORPORATE BONDS
                (IDENTIFIED COST
                $202,989,974).................                       210,007,890
                                                               -----------------

                U.S. GOVERNMENT & AGENCY OBLIGATIONS (7.0%)
       10,000   Federal Home Loan Banks 6.805%
                  due 03/26/02................                        10,017,200
          310   Federal Home Loan Mortgage
                  Corp. 8.50% due 07/01/02....                           318,419
          148   Federal Home Loan Mortgage
                  Corp. 9.00% due 08/01/02....                           151,556

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                          VALUE
--------------------------------------------------------------------------------
 $      8,400   U.S. Treasury Bond 6.50% due
                  11/15/26....................                 $       8,588,664
        7,000   U.S. Treasury Note 5.125% due
                  02/28/98....................                         6,983,550
       28,000   U.S. Treasury Note 5.25% due
                  12/31/97....................                        27,978,440
        1,900   U.S. Treasury Note 5.625% due
                  11/30/00....................                         1,889,531
        3,900   U.S. Treasury Note 5.875% due
                  11/30/01....................                         3,898,284
        5,000   U.S. Treasury Note 6.00% due
                  08/15/99....................                         5,025,250
        5,000   U.S. Treasury Note 6.375% due
                  05/15/99....................                         5,055,600
       12,050   U.S. Treasury Note 6.50% due
                  04/30/99....................                        12,210,626
        4,900   U.S. Treasury Note 6.50% due
                  05/15/05....................                         5,044,403
        5,000   U.S. Treasury Note 6.75% due
                  04/30/00....................                         5,120,950
       11,900   U.S. Treasury Note 6.875% due
                  08/31/99....................                        12,163,704
        7,000   U.S. Treasury Note 7.50% due
                  11/15/01....................                         7,423,640
                                                               -----------------

                TOTAL U.S. GOVERNMENT & AGENCY
                OBLIGATIONS
                (IDENTIFIED COST
                $111,151,858).................                       111,869,817
                                                               -----------------

                SHORT-TERM INVESTMENTS (10.0%)
                U.S. GOVERNMENT AGENCIES (a) (10.0%)
      109,800   Federal Home Loan Mortgage
                  Corp. 5.38% - 5.75% due
                  08/01/97 - 08/13/97.........                       109,736,967
       50,000   Student Loan Marketing Assoc.
                  5.44% due 08/18/97..........                        49,871,555
                                                               -----------------

                TOTAL U.S. GOVERNMENT AGENCIES
                (AMORTIZED COST
                $159,608,522).................                       159,608,522
                                                               -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                          VALUE
--------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (0.0%)
 $        127   The Bank of New York 5.75% due
                  08/01/97 (dated 07/31/97;
                  proceeds $127,134) (b)
                  (IDENTIFIED COST
                  $127,114)...................                 $         127,114
                                                               -----------------

                TOTAL SHORT-TERM INVESTMENTS
                (IDENTIFIED COST
                $159,735,636).................                       159,735,636
                                                               -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$1,214,385,874) (C)........       99.2%      1,586,519,094

OTHER ASSETS IN EXCESS OF
LIABILITIES................        0.8          12,492,053
                                 -----      --------------

NET ASSETS.................      100.0%     $1,599,011,147
                                 =====      ==============

----------
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at July 31, 1997.
(a) Securities were purchased on discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $103,000 U.S. Treasury Bill 0.00% due 08/07/97 valued at $102,902, $905 U.S. Treasury Note 7.125% due 09/30/99 valued at $952 and
     $25,255 U.S. Treasury Note 6.25% due 05/31/00 valued at $25,802.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $375,011,084 and the aggregate gross unrealized depreciation is $2,877,864, resulting in net unrealized appreciation of $372,133,220.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $1,214,385,874)..........................  $1,586,519,094
Receivable for:
    Investments sold........................................      23,853,037
    Interest................................................       5,125,607
    Shares of beneficial interest sold......................       2,503,666
    Dividends...............................................         829,667
Prepaid expenses and other assets...........................          35,452
                                                              --------------
     TOTAL ASSETS...........................................   1,618,866,523
                                                              --------------
LIABILITIES:
Payable for:
    Investments purchased...................................      16,522,123
    Plan of distribution fee................................       1,136,872
    Shares of beneficial interest repurchased...............       1,249,005
    Investment management fee...............................         720,945
Accrued expenses and other payables.........................         226,431
                                                              --------------
     TOTAL LIABILITIES......................................      19,855,376
                                                              --------------
     NET ASSETS.............................................  $1,599,011,147
                                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................   1,195,287,263
Net unrealized appreciation.................................     372,133,220
Accumulated undistributed net investment income.............       7,448,690
Accumulated undistributed net realized gain.................      24,141,974
                                                              --------------
     NET ASSETS.............................................  $1,599,011,147
                                                              ==============
CLASS A SHARES:
Net Assets..................................................         $78,527
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...           4,187
     NET ASSET VALUE PER SHARE..............................
                                                                      $18.75
                                                              ==============
     MAXIMUM OFFERING PRICE PER SHARE
        (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).....
                                                                      $19.79
                                                              ==============
CLASS B SHARES:
Net Assets..................................................  $1,540,879,742
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...      82,168,617
     NET ASSET VALUE PER SHARE..............................
                                                                      $18.75
                                                              ==============
CLASS C SHARES:
Net Assets..................................................        $114,448
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...           6,103
     NET ASSET VALUE PER SHARE..............................
                                                                      $18.75
                                                              ==============
CLASS D SHARES:
Net Assets..................................................     $57,938,430
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...       3,089,332
     NET ASSET VALUE PER SHARE..............................
                                                                      $18.75
                                                              ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1997*

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $ 43,456,090
Dividends...................................................    10,407,080
                                                              ------------

     TOTAL INCOME...........................................    53,863,170
                                                              ------------

EXPENSES
Plan of distribution fee (Class B shares)...................    12,491,604
Investment management fee...................................     7,751,652
Transfer agent fees.........................................     1,192,422
Shareholder reports and notices.............................        95,767
Custodian fees..............................................        79,398
Registration fees...........................................        76,436
Professional fees...........................................        62,619
Trustees' fees and expenses.................................        14,922
Other.......................................................        20,165
                                                              ------------

     TOTAL EXPENSES.........................................    21,784,985
                                                              ------------

     NET INVESTMENT INCOME..................................    32,078,185
                                                              ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    52,266,640
Net change in unrealized appreciation.......................   285,799,377
                                                              ------------

     NET GAIN...............................................   338,066,017
                                                              ------------

NET INCREASE................................................  $370,144,202
                                                              ============

----------
* Class A, Class C and Class D shares were issued July 28, 1997.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                               JULY 31, 1997*     JULY 31, 1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $   32,078,185     $   21,424,282
Net realized gain...........................................        52,266,640         97,968,604
Net change in unrealized appreciation.......................       285,799,377         (3,107,509)
                                                              ----------------   ----------------

     NET INCREASE...........................................       370,144,202        116,285,377
                                                              ----------------   ----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class B shares..........................................       (28,975,735)       (21,021,721)
Net realized gain
    Class B shares..........................................      (109,339,056)       (70,591,947)
                                                              ----------------   ----------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (138,314,791)       (91,613,668)
                                                              ----------------   ----------------
Net increase from transactions in shares of beneficial
  interest..................................................       107,876,963        357,037,738
                                                              ----------------   ----------------

     TOTAL INCREASE.........................................       339,706,374        381,709,447

NET ASSETS:
Beginning of period.........................................     1,259,304,773        877,595,326
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $7,448,690 AND $4,346,240, RESPECTIVELY)................    $1,599,011,147     $1,259,304,773
                                                              ================   ================

----------
* Class A, Class C and Class D shares were issued July 28, 1997.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund seeks to achieve its objective by actively allocating its assets among major asset categories of equity and fixed-income securities and money market instruments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to November 8, 1989 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., designated as Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Distribution fees are charged directly to the respective class.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $37,067,710 at July 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended July 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of approximately $1,683,000. The shareholders pay such charges which are not an expense of the Fund.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

4. SHARES OF BENEFICIAL INTEREST+

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          JULY 31, 1997                 JULY 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................        4,187   $       77,553            --             --
                                                                   -----------   --------------   -----------   ------------
CLASS B SHARES
Sold.............................................................   21,462,833      362,673,259    15,621,003   $252,119,338
Reinvestment of dividends and distributions......................    7,689,886      125,001,968     5,419,616     83,797,500
Shares issued in connection with the acquisition of Dean Witter
 Managed Assets Trust............................................           --              --     20,952,000    322,593,266
Redeemed.........................................................  (22,487,425)    (380,152,637)  (18,698,191)  (301,472,366)
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class B..........................................    6,665,294      107,522,590    23,294,428    357,037,738
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES*
Sold.............................................................        6,103          112,493            --             --
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES*
Sold.............................................................       10,440          195,743            --             --
Redeemed.........................................................       (1,699)         (31,416)           --             --
                                                                   -----------   --------------   -----------   ------------
Net increase -- Class D..........................................        8,741          164,327            --             --
                                                                   -----------   --------------   -----------   ------------
Net increase in Fund.............................................    6,684,325   $  107,876,963    23,294,428   $357,037,738
                                                                   ===========   ==============   ===========   ============

----------
 +   On July 28, 1997, 3,080,591 shares representing $56,682,871 were transferred to class D.
 *   For the period July 28, 1997 (issue date) through July 31, 1997.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1997 aggregated $1,953,824,446 and $2,016,351,077, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $290,565,797 and $498,666,902, respectively.

For the same period, the Fund incurred brokerage commissions with DWR of $37,367, for portfolio transactions executed on behalf of the Fund.

For the period May 31, 1997 through July 31, 1997, the Fund incurred brokerage commissions with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager since May 31, 1997, of $1,005, for portfolio transactions executed on behalf of the Fund.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997, CONTINUED

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $9,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,735. At July 31, 1997, the Fund had an accrued pension liability of $87,050 which is included in accrued expenses in the Statement of Assets and Liabilities.

6. FEDERAL INCOME TAX STATUS

As of July 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                         FOR THE YEAR ENDED JULY 31
                                                                            --------------------------------------------------
                                                                                1997**             1996               1995
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $      16.02       $      15.87       $      14.43
                                                                            ------------       ------------       ------------

Net investment income.................................................              0.39               0.30               0.34

Net realized and unrealized gain......................................              4.10               1.43               1.86
                                                                            ------------       ------------       ------------

Total from investment operations......................................              4.49               1.73               2.20
                                                                            ------------       ------------       ------------

Less dividends and distributions from:
   Net investment income..............................................             (0.36)             (0.32)             (0.29)
   Net realized gain..................................................             (1.40)             (1.26)             (0.47)
                                                                            ------------       ------------       ------------

Total dividends and distributions.....................................             (1.76)             (1.58)             (0.76)
                                                                            ------------       ------------       ------------

Net asset value, end of period........................................      $      18.75       $      16.02       $      15.87
                                                                            ============       ============       ============

TOTAL INVESTMENT RETURN+..............................................             29.73%             11.47%             16.05%

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................             %1.56              %1.58              %1.63

Net investment income.................................................             %2.29              %1.88              %2.35

SUPPLEMENTAL DATA:
Net assets, end of period, in millions................................      $      1,541       $      1,259       $        878

Portfolio turnover rate...............................................               158%               174%               179%

Average commission rate paid..........................................           $0.0595            $0.0597                 --

                                                                                1994               1993               1992
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $      14.59       $      14.39       $      13.09
                                                                            ------------       ------------       ------------
Net investment income.................................................              0.30               0.26               0.27
Net realized and unrealized gain......................................              0.22               0.81               1.27
                                                                            ------------       ------------       ------------
Total from investment operations......................................              0.52               1.07               1.54
                                                                            ------------       ------------       ------------
Less dividends and distributions from:
   Net investment income..............................................             (0.26)             (0.31)             (0.24)
   Net realized gain..................................................             (0.42)             (0.56)                --
                                                                            ------------       ------------       ------------
Total dividends and distributions.....................................             (0.68)             (0.87)             (0.24)
                                                                            ------------       ------------       ------------
Net asset value, end of period........................................      $      14.43       $      14.59       $      14.39
                                                                            ============       ============       ============

TOTAL INVESTMENT RETURN+..............................................              3.53%              7.59%             11.88%
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................              1.62%              1.62%              1.63%
Net investment income.................................................              2.03%              1.90%              2.19%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions................................      $        806       $        783       $        441
Portfolio turnover rate...............................................                90%                98%                79%
Average commission rate paid..........................................                --                 --                 --

                                                                                                              FOR THE PERIOD
                                                                                                                OCTOBER 31,
                                                                                                                   1988*
                                                                                                                  THROUGH
                                                                               1991              1990          JULY 31, 1989
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $      11.65      $      11.37       $       9.45
                                                                            ------------      ------------       ------------

Net investment income.................................................              0.27              0.23               0.38

Net realized and unrealized gain......................................              1.50              0.55               1.84
                                                                            ------------      ------------       ------------

Total from investment operations......................................              1.77              0.78               2.22
                                                                            ------------      ------------       ------------

Less dividends and distributions from:
   Net investment income..............................................             (0.26)            (0.29)             (0.30)

   Net realized gain..................................................             (0.07)            (0.21)                --
                                                                            ------------      ------------       ------------

Total dividends and distributions.....................................             (0.33)            (0.50)             (0.30)
                                                                            ------------      ------------       ------------

Net asset value, end of period........................................      $      13.09      $      11.65       $      11.37
                                                                            ============      ============       ============


TOTAL INVESTMENT RETURN+..............................................             15.67%             7.21%             23.76%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................              1.59%             1.53%              0.97%(2)(3)

Net investment income.................................................              2.37%             2.39%              6.00%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in millions................................      $        238      $        196       $         48

Portfolio turnover rate...............................................               140%              101%                70%(1)

Average commission rate paid..........................................                --                --                 --

----------
 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to November 8, 1989 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc., and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all its expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 1.48% and 5.48%, respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         JULY 31, 1997
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
                                                                            -------
Net asset value, end of period........................................      $ 18.75
                                                                            =======
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         5.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $    79
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
                                                                            -------
Net asset value, end of period........................................      $ 18.75
                                                                            =======
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.67%(2)
Net investment income.................................................         4.38%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $   114
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

----------
 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         JULY 31, 1997
----------------------------------------------------------------------------------------
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 18.40
                                                                            -------

Net investment income.................................................         0.01

Net realized and unrealized gain......................................         0.34
                                                                            -------

Total from investment operations......................................         0.35
                                                                            -------

Net asset value, end of period........................................      $ 18.75
                                                                            =======

TOTAL INVESTMENT RETURN+..............................................         1.90%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.67%(2)

Net investment income.................................................         5.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $57,938

Portfolio turnover rate...............................................          158%

Average commission rate paid..........................................      $0.0595

----------
 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER STRATEGIST FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Strategist Fund (the "Fund") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
SEPTEMBER 12, 1997

                       1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended July 31, 1997, the Fund paid to its shareholders $1.17 per share from long-term capital gains. For such period 25.03% of the income dividend qualified for the dividends received deduction available to corporations.

APPENDIX
--------------------------------------------------------------------------------

RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                  BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
       Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

STATEMENT OF ADDITIONAL INFORMATION
MARCH 2, 1998

                                                         DEAN WITTER
                                                         GLOBAL ASSET ALLOCATION
                                                         FUND


   Dean Witter Global Asset Allocation Fund (the "Fund") is an open-end diversified management investment company whose investment objective is to seek long-term total return on its investments. The Fund seeks to meet its investment objective by allocating its assets among U.S. and foreign equities, fixed-income securities and money market instruments. (See "Investment Practices and Policies.")

   A Prospectus for the Fund dated March 2, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter Global Asset Allocation Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS

The Fund and its Management..................    3
Trustees and Officers........................    7
Investment Practices and Policies............   13
Investment Restrictions......................   28
Portfolio Transactions and Brokerage ........   29
The Distributor..............................   31
Purchase of Fund Shares .....................   36
Shareholder Services.........................   38
Redemptions and Repurchases..................   43
Dividends, Distributions and Taxes...........   44
Performance Information......................   46
Shares of the Fund...........................   47
Custodian and Transfer Agent ................   48
Independent Accountants......................   48
Reports to Shareholders......................   48
Legal Counsel................................   48
Experts .....................................   49
Registration Statement.......................   49
Financial Statements at January 31, 1998 ....   50
Report of Independent Accountants............   71

THE FUND AND ITS MANAGEMENT


THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 18, 1994.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the portfolio of of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager and Sub-Advisers, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager (or investment adviser and administrator) of the following investment companies: Dean Witter Liquid Asset Fund, Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, Dean Witter Government Income Trust, InterCapital Insured Municipal Bond Trust, Dean Witter Utilities Fund, High Income Advantage Trust II, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, High Income Advantage Trust III, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Special Value Fund, Dean Witter Income Builder Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust, Municipal Premium Income Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Retirement Series, Dean Witter Mid-Cap Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury

Trust, Dean Witter Japan Fund, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Growth Fund, Morgan Stanley Dean Witter Competitive Edge Fund and Dean Witter Select Dimensions Investment Series. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Mid-Cap Equity Trust, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust and TCW/DW Global Telecom Trust (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies, and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.

   Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's U.S. assets, including the placing of orders for the purchase and sale of portfolio securities and supervise the investment of all of the Fund's assets. The Investment Manager in conjunction with Morgan Grenfell Investment Services Ltd. ("MGIS" or "Sub-Adviser") obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Expenses not expressly assumed by the Investment Manager under the Management Agreement, the Sub-Adviser pursuant to the Sub-Advisory Agreement (see below), or by Dean Witter Distributors Inc., the Distributor of the Fund's shares ("Distributors" or "the Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser or any corporate affiliate of the Investment Manager or Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the Fund's average daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Investment Manager assumed all operating expenses (except for the Plan of Distribution fee and any brokerage fees) and waived the compensation provided for in the Management Agreement for the period February 28, 1995 (commencement of operations) through December 31, 1995. For the period February 28, 1995 through January 31, 1996 and for the fiscal years ended January 31, 1997 and 1998, the Fund accrued to the Investment Manager total compensation under the Investment Management Agreement of $35,663 (after deduction of waived fees), $589,449 and $621,396, respectively.

   Pursuant to a Sub-Advisory Agreement between the Investment Manager and MGIS, MGIS has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to assist the Investment Manager in determining the asset allocations of the Fund, and to manage the portion of the Fund's portfolio invested in securities issued by issuers located outside of the Western Hemisphere.

   MGIS was organized as a British corporation in 1972 and manages, as of December 31, 1997, assets of approximately $17.3 billion for primarily U.S. and Canadian corporate and public employee benefit plans, investment companies, endowments and foundations. MGIS' principal office is located at 20 Finsbury Circus, London, England. MGIS is a subsidiary of London based Morgan Grenfell Asset Management Limited, which is itself a subsidiary of London-based Morgan Grenfell Group plc (which is owned by Deutsche Bank AG, an international commercial and investment banking group) and is registered as an investment adviser under the Investment Advisers Act of 1940. In 1838, Morgan Grenfell was founded to provide merchant banking services, primarily trade financing between Great Britain and the United States. In 1958, its investment management arm began operations. In recent years, Morgan Grenfell Group plc has achieved a prominent position in the securities industry by providing investment and commercial banking services, financial services, and discretionary management and advisory services covering all of the world's leading securities markets. Morgan Grenfell Asset Management Limited, through its various investment management subsidiaries, which have extensive experience in global investment management, is managing, as of December 31, 1997, approximately $144.2 billion worldwide.

   Prior to March 1998, TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of the TCW Group, Inc., served as a sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and TCW. In October 1997, TCW indicated its intention to resign as sub-adviser. Prior to November 6, 1997, the Investment Manager informed the Board of Trustees of its intention to assume the investment management function performed by TCW. On November 6, 1997, the Board approved the submission to shareholders for approval at a special meeting of shareholders of a new Investment Management Agreement between the Fund and the Investment Manager. The new Investment Management Agreement clarified the Investment Manager's ability to manage all or part of the Fund's portfolio itself, rather than through a sub-adviser. The Fund's shareholders approved the new Investment Management Agreement at a meeting held on February 26, 1998. TCW's resignation and the new Investment Management Agreement became effective on March 2, 1998.

   Both the Investment Manager and the Sub-Adviser have authorized any of their directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Manager and the Sub-Adviser may be furnished by directors, officers and employees of the Investment Manager and the Sub-Adviser. In connection with the services rendered by the Sub-Adviser, the Sub-Adviser bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Adviser, as described above.

   As full compensation for the services and facilities furnished to the Fund and the Investment Manager and expenses of the Fund and the Investment Manager assumed by the Sub-Adviser, the Investment Manager pays the Sub-Adviser monthly compensation equal to 30% of the Investment Manager's monthly compensation payable under the Management Agreement. For the period February 28, 1995 (commencement of operations) through January 31, 1996, and for the fiscal years ended January 31, 1997 and 1998, the Investment Manager informed the Fund that it accrued to the Sub-Adviser total compensation of $10,699, $176,835 and $186,419, respectively, under its Sub-Advisory Agreement. For the period February 28, 1995 (commencement of operations) through January 31, 1996 and for the fiscal years ended January 31, 1997 and 1998, the Investment Manager informed the Fund that it accrued to TCW compensation of $10,699, $176,835 and $186,419, respectively, under the Sub-Advisory Agreement between the Investment Manager and TCW (the "TCW Sub-Advisory Agreement"). The Investment Manager will retain the portion of the Investment Management fee previously paid to TCW.

   The Investment Manager has paid the organizational expenses of the Fund, approximately $177,000, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager $144,000 for such expenses. The Fund has deferred and is amortizing the organizational expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

   The Management Agreement was initially approved by the Board of Trustees at a meeting held November 6, 1997 and by shareholders at a special meeting held on February 26, 1998 and took effect on March 2, 1998. The Sub-Advisory Agreement and the TCW Sub-Advisory Agreement were initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Management Agreement is substantially identical to a prior investment management agreement and the Sub-Advisory Agreement is substantially identical to the prior sub-advisory agreement initially approved by the Board of Trustees on December 6, 1994 and by InterCapital, as the then sole shareholders of the Fund on December 7, 1994. The Agreements took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Management Agreement and the Sub-Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Management Agreement and the Sub-Advisory Agreement will automatically terminate in the event of their assignment (as defined in the Act).

   Under their terms, the Management Agreement and the Sub-Advisory Agreement have initial terms ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreements is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The following owned more than 5% of the outstanding shares of Class A of the Fund on February 5, 1998: Dean Witter InterCapital Inc., Two World Trade Center, 73rd Floor, New York, New York 10048 -- 34.69%; Dean Witter Reynolds Inc., Custodian for Donna K. Elliott, IRA dated 10/8/82, 322 Hagy, Rt. 1, Box 106, Toulon, IL 61483--19.10%; Michael D. Okin, 5425 Avenida Del Mar, Sarasota, FL 34242 -- 16.58%; Peter O. Okin, 5425 Avenida Del Mar, Sarasota, FL 34242--14.93%
and Dean Witter Reynolds Inc., Custodian for M.D. Petrakis, Simple IRA, Dated 2/20/97, 2508 N. Campbell, Chicago, IL 60647--14.65%. The following owned more than 5% of the outstanding shares of Class C of the Fund on February 5, 1998:
Donald F. Griffone Sr., Trustee, Donald F. Griffone Living Trust, Under Agreement dated 12/9/96, 5521 Washington Street, Downers Grove, IL 60516--35.91%; Theodore Thompson and Cora Y. Thompson, Thompson Trustees of the Thompson Family Trust dated 7/1/92, 229 La Cruz Road, Santa Fe, NM 87501--17.84%; Dean Witter InterCapital Inc., Two World Trade Center, 73rd Floor, New York, NY 10048--17.35%; Dean Witter Reynolds Inc., Custodian for Jeannette Broughton, IRA standard dated 4/16/96, 925 Chesaco Avenue, Baltimore, MD 21237--13.26% and Ruth C. Hairgrove and Ann Dietrich, JTTEN, 1000 South Lorraine #309, Wheaton, IL 60187--7.40%. The following owned more than 5% of the outstanding shares of Class D of the Fund on February 5, 1998: David R. Dyroff, 15 Woodoaks Trail, Ladue, MO 63124--51.46% and Dean Witter InterCapital Inc., Two World Trade Center, 73rd Floor, New York, NY 10048--48.47%.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Management Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with 85 Dean Witter Funds and 11 TCW/DW Funds, are shown below:

NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------              --------------------------------------------
Michael Bozic (57).......................     Chairman and Chief Executive Officer of Levitz Furniture
 Trustee                                      Corporation (since November, 1995); Director or Trustee of the
 c/o Levitz Furniture Corporation             Dean Witter Funds; formerly President and Chief Executive
 6111 Broken Sound Parkway, N.W.              Officer of Hills Department Stores (May, 1991-July, 1995);
 Boca Raton, Florida                          formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.; Director of
                                              Eaglemark Financial Services, Inc., the United Negro College
                                              Fund and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64).............     Chairman, Chief Executive Officer and Director of InterCapital,
 Chairman of the Board,                       DWSC and Distributors; Executive Vice President and Director of
 President, Chief Executive Officer           DWR; Chairman, Director or Trustee, President and Chief
 and Trustee                                  Executive Officer of the Dean Witter Funds; Chairman, Chief
 Two World Trade Center                       Executive Officer and Trustee of the TCW/DW Funds; Chairman and
 New York, New York                           Director of Dean Witter Trust FSB ("DWT"); Director and/or
                                              officer of various MSDWD subsidiaries.

NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------              --------------------------------------------
Edwin J. Garn (65).......................     Director or Trustee of the Dean Witter Funds; formerly United
 Trustee                                      States Senator (R-Utah)(1974-1992) and Chairman, Senate Banking
 c/o Huntsman Corporation                     Committee (1980-1986); formerly Mayor of Salt Lake City, Utah
 500 Huntsman Way                             (1971-1974); formerly Astronaut, Space Shuttle Discovery (April
 Salt Lake City, Utah                         12-19, 1985); Vice Chairman, Huntsman Corporation; Director of
                                              Franklin Covey (time management systems); John Alden Financial
                                              Corp. (health insurance), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (Multilevel Marketing); member of the board of various civic and charitable organizations.

John R. Haire (73).......................     Chairman of the Audit Committee and Chairman of the Committee
 Trustee                                      of the Independent Directors or Trustees and Director or
 Two World Trade Center                       Trustee of the Dean Witter Funds; Chairman of the Audit
 New York, New York                           Committee and Chairman of the Committee of the Independent
                                              Trustees and Trustee of the TCW/DW Funds; formerly President,
                                              Council for Aid to Education (1978-1989) and Chairman and Chief
                                              Executive Officer of Anchor Corporation, an Investment Advisor
                                              (1964-1978); Director of Washington National Corporation
                                              (insurance).

Wayne E. Hedien (64).....................     Retired; Director or Trustee of the Dean Witter Funds; Director
 Trustee                                      of The PMI Group, Inc. (private mortgage insurance); Trustee
 c/o Gordon Altman Butowsky                   and Vice Chairman of The Field Museum of Natural History;
                                              Weitzen Shalov & Wein formerly associated with the Allstate
                                              Companies (1966-1994), Counsel to the Independent Trustees most recently as Chairman of The Allstate Corporation (March, 114
                                              West 47th Street 1993-December, 1994) and Chairman and Chief
                                              Executive Officer New York, New York of its wholly-owned
                                              subsidiary, Allstate Insurance Company (July, 1989-December,
                                              1994); director of various other business and charitable
                                              organizations.

Dr. Manuel H. Johnson (49)...............     Senior Partner, Johnson Smick International, Inc., a consulting
 Trustee                                      firm; Co-Chairman and a founder of the Group of Seven Council
 c/o Johnson Smick International, Inc.        (G7C), an international economic commission; Director or
 1133 Connecticut Avenue, N.W.                Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds;
 Washington, DC                               Director of NASDAQ (since June, 1995); Director of Greenwich
                                              Capital Markets Inc. (broker-dealer); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice
                                              Chairman of the Board of Governors of the Federal Reserve
                                              System (1986-1990) and Assistant Secretary of the U.S.
                                              Treasury.

Michael E. Nugent (61)...................     General Partner, Triumph Capital, L.P., a private investment
 Trustee                                      partnership; Director or Trustee of the Dean Witter Funds;
 c/o Triumph Capital, L.P.                    Trustee of the TCW/DW Funds; formerly Vice President, Bankers
 237 Park Avenue                              Trust Company and BT Capital Corporation (1984-1988); Director
 New York, New York                           of various business organizations.

NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------              --------------------------------------------
Philip J. Purcell* (54)..................     Chairman of the Board of Directors and Chief Executive Officer
 Trustee                                      of MSDWD, DWR and Novus Credit Services Inc.; Director of
 1585 Broadway                                InterCapital, DWSC and Distributors; Director or Trustee of the
 New York, New York                           Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (67)...................     Retired; Director or Trustee of the Dean Witter Funds; Trustee
 Trustee                                      of the TCW/DW Funds; Director of Citizens Utilities Company;
 c/o Gordon Altman Butowsky                   Formerly Executive Vice President and Chief Investment Officer
  Weitzen Shalov & Wein                       of the Home Insurance Company (August, 1991-September, 1995).
 Counsel to the Independent Trustees
 114 West 47th Street
 New York, New York

Barry Fink (43)..........................     Senior Vice President (since March, 1997) and Secretary and
 Vice President, Secretary                    General Counsel (since February, 1997) of InterCapital and
  and General Counsel                         DWSC; Senior Vice President (since March, 1997) and Assistant
 Two World Trade Center                       Secretary and Assistant General Counsel (since February, 1997)
 New York, New York                           of Distributors; Assistant Secretary of DWR (since August,
                                              1996); Vice President, Secretary and General Counsel of the
                                              Dean Witter Funds and the TCW/DW Funds (since February, 1997);
                                              previously First Vice President (June, 1993-February, 1997),
                                              Vice President (until June, 1993) and Assistant Secretary and
                                              Assistant General Counsel of InterCapital and DWSC and
                                              Assistant Secretary of the Dean Witter Funds and the TCW/DW
                                              Funds.

Mark Bavoso (37).........................     Senior Vice President of InterCapital (since June, 1993);
 Vice President                               formerly Vice President of InterCapital; Vice President of
 Two World Trade Center                       various Dean Witter Funds.
 New York, New York

Thomas F. Caloia (51)....................     First Vice President and Assistant Treasurer of InterCapital
 Treasurer                                    and DWSC; Treasurer of the Dean Witter Funds and the TCW/DW
 Two World Trade Center                       Funds.
 New York, New York

------------

* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, and Edward F. Gaylor and Paul D. Vance, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of January 31, 1998, the Dean Witter Funds had total net assets of approximately $96 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended January 31, 1998.

                                FUND COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------   -------------
Michael Bozic .............      $1,650
Edwin J. Garn .............       1,850
John R. Haire .............       3,800
Wayne E. Hedien ...........         832
Dr. Manuel H. Johnson .....       1,800
Michael E. Nugent .........       1,850
John L. Schroeder .........       1,850

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

            CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                FOR SERVICE AS
                                                                  CHAIRMAN OF
                                                                 COMMITTEES OF     FOR SERVICE AS
                                                                  INDEPENDENT       CHAIRMAN OF
                           FOR SERVICE                            DIRECTORS/       COMMITTEES OF        TOTAL CASH
                          AS DIRECTOR OR     FOR SERVICE AS      TRUSTEES AND       INDEPENDENT        COMPENSATION
                           TRUSTEE AND        TRUSTEE AND            AUDIT            TRUSTEES       FOR SERVICES TO
                         COMMITTEE MEMBER   COMMITTEE MEMBER   COMMITTEES OF 84      AND AUDIT        84 DEAN WITTER
NAME OF                 OF 84 DEAN WITTER     OF 14 TCW/DW        DEAN WITTER     COMMITTEES OF 14     FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS              FUNDS               FUNDS          TCW/DW FUNDS       TCW/DW FUNDS
-------------------           -----              -----               -----          ------------       ------------
Michael Bozic .......       $133,602                 --                  --                 --           $133,602
Edwin J. Garn .......        149,702                 --                  --                 --            149,702
John R. Haire .......        149,702            $73,725            $157,463            $25,350            406,240
Wayne E. Hedien .....         39,010                 --                  --                 --             39,010
Dr. Manuel H.
 Johnson ............        145,702             71,125                  --                 --            216,827
Michael E. Nugent ...        149,702             73,725                  --                 --            223,427
John L. Schroeder ...        149,702             73,725                  --                 --            223,427

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                ESTIMATED
                                                                  RETIREMENT      ANNUAL
                                 ESTIMATED                         BENEFITS      BENEFITS
                                  CREDITED                        ACCRUED AS       UPON
                                   YEARS          ESTIMATED        EXPENSES     RETIREMENT
                               OF SERVICE AT    PERCENTAGE OF       BY ALL       FROM ALL
                                 RETIREMENT       ELIGIBLE         ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE     (MAXIMUM 10)    COMPENSATION        FUNDS        FUNDS(2)
---------------------------     ------------    ------------        -----        --------
Michael Bozic .............         10              50.0%        $ 20,499        $ 47,025
Edwin J. Garn .............         10              50.0           30,878          47,025
John R. Haire .............         10              50.0          (19,823)(3)     127,897
Wayne E. Hedien ...........          9              42.5                0          39,971
Dr. Manuel H. Johnson .....         10              50.0           12,832          47,025
Michael E. Nugent .........         10              50.0           22,546          47,025
John L. Schroeder .........          8              41.7           39,350          39,504


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES


   Forward Foreign Currency Exchange Contracts. As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   When the Investment Manager and/or the Sub-Adviser of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to

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enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

   At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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
OPTIONS AND FUTURES TRANSACTIONS

   As stated in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

   The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

   The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

   The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Fund may also purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities (currency) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency), if the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

   The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other high grade debt obligations equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer or a

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covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager or a Sub-Adviser anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager or a Sub-Adviser anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager or a Sub-Adviser wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index

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futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

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   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager or a Sub-Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager or Sub-Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put), option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the

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
purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

OTHER INVESTMENT PRACTICES

   Zero Coupon Securities. As discussed in the Prospectus, a portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. In addition, a portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

   Warrants and Rights. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

   The Fund may also invest up to 5% of the value of its net assets in stock rights.

   Repurchase Agreements. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject ot repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and Sub-Advisers subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

   Reverse Repurchase Agreements and Dollar Rolls. As discussed in the Prospectus, the Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

   The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current months and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager and Sub-Advisers pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund has no intention of lending any of its portfolio securities during its fiscal year ending January 31, 1999.

   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit.

   When, As and If Issued Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager or Sub-Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

   Private Placements. As discussed in the Prospectus, the Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under the SEC's current policies may not exceed 15% of the Fund's net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

   The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not posses all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

PORTFOLIO TURNOVER

   The Fund's portfolio turnover rate for the fiscal years ended January 31, 1997 and 1998 were 62.82% and 93.62%, respectively. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

      1. Purchase or sell real estate or interests therein, including investments in limited partnerships the sole purpose of which is investing in real estate, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and (ii) may engage in reverse repurchase agreements and dollar rolls.

      4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (3). For the purpose of this restriction, collateral

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
   arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

      6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

      7. Make short sales of securities.

      8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

      9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

      10. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or option on futures.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

   As a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE


   Subject to the general supervision of the Board of Trustees, the Investment Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the period from February 28, 1995 (commencement of operations) through January 31, 1996 and for the fiscal years ended January 31, 1997 and 1998, the Fund paid $84,109, $131,642 and $183,625, respectively, in brokerage commissions.

   The Investment Manager and the Sub-Adviser currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Manager and the Sub-Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the

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
Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and Sub-Adviser rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

   In seeking to implement the Fund's policies, the Investment Manager and Sub-Adviser effect transactions with those brokers and dealers who the Investment Manager and Sub-Adviser believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or Sub-Adviser believe such prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended January 31, 1998, the Fund directed the payment of $6,931 in brokerage commissions in connection with transactions in the aggregate amount of $5,167,568 to brokers because of research services provided.

   The information and services received by the Investment Manager and Sub-Adviser from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and/or Sub-Adviser and thereby reduce their expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the period from February 28, 1995 (commencement of operations) through January 31, 1996 and for the fiscal years ended January 31, 1997 and 1998, the Fund did not effect any principal transactions with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to the unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") other affiliated brokers and dealers of the Investment Manager and affiliated brokers and dealers of a Sub-Adviser. In order for these affiliated brokers and dealers to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by them must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer of the Investment Manager or the Sub-Adviser are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. The Fund paid DWR $21,991 in brokerage commissions (11.98% of all commissions) during the fiscal year ended January 31, 1998 to effect 31.26% of all transactions entered into by the Fund during the fiscal year in which brokerage commissions were incurred. During the period June 1, 1997 through January 31, 1998, the Fund paid a total of $3,481 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to Morgan Stanley & Co., Inc. represented approximately 1.90% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 1.74% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

   During the fiscal year ended January 31, 1998, the Fund did not acquire any securities of the ten brokers who executed the largest dollar amounts of the Fund's portfolio transactions or of the ten dealers who executed the largest dollar amounts of principal transactions with the Fund during the period, or securities of the parents of those broker-dealers.

THE DISTRIBUTOR


   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for losses sustained by the Fund or its shareholders.

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
PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $76,000, $132,581 and $191,520 in contingent deferred sales charges from Class B for the period February 28, 1995 (commencement of operations) through January 31, 1996 and the fiscal years ended January 31, 1997 and 1998, respectively, (b) approximately $0 and $33 in contingent deferred sales charges from Class A and Class C, respectively, for the fiscal year ended January 31, 1998, and (c) approximately $1,018 in front-end sales charges from Class A for the fiscal year ended January 31, 1998, none of which was retained by the Distributor.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on December 6, 1994 and by InterCapital, as the then sole shareholder of the Fund on December 7, 1994. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended January 31, 1998, of $580,914. This is an accrual at an annual rate of 0.94% of the average daily net assets of Class B and was calculated pursuant to clause (a) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28, 1997 through January 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $28 and $241, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross

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
sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Dean Witter Trust FSB ("DWT") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   Each Class paid 100% of the amounts accrued with respect to that Class under the Plan for the fiscal year ended January 31, 1998, to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $5,633,834 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 27.32% ($1,539,192)--advertising and promotional expenses; (ii) 3.60% ($202,713)--printing of prospectuses for distribution to other than current shareholders; and (iii) 69.08% ($3,891,929)--other expenses, including the gross sales credit and the carrying charge, of which 7.52% ($292,583) represents carrying charges, 36.99% ($1,439,738) represents commission credits to DWR branch offices for payments of commissions to account executives and 55.49% ($2,159,608) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28, 1997 through January 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

   In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $3,856,463 as of January 31, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending April 30, 1995 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and
(3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES


   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge

(including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

        YEAR SINCE
         PURCHASE             CDSC AS A PERCENTAGE
       PAYMENT MADE            OF AMOUNT REDEEMED
       ------------            ------------------
First ....................            5.0%
Second ...................            4.0%
Third ....................            3.0%
Fourth ...................            2.0%
Fifth ....................            2.0%
Sixth ....................            1.0%
Seventh and thereafter ...            None

   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:

        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
First ...................            2.0%
Second ..................            2.0%
Third ...................            1.0%
Fourth and thereafter ...            None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES


   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust FSB (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Targeted Dividends (Service Mark) . In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Global Asset Allocation Fund or in another Class of Dean Witter Global Asset Allocation Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Global Asset Allocation Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES


   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified check or bank cashiers check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

   Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.

   The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year if it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. It is expected that the Treasury will issue regulations or other guidance to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex-dividend date of each qualifying dividend. Shareholders must meet a similar holding period requirement with respect to their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

   The Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, each shareholder of record on the last day of the Fund's taxable year would be required to include in income for tax purposes such shareholder's proportionate share of the Fund's undistributed net capital gain. In addition, each shareholder would be entitled to credit such shareholder's proportionate share of the tax paid by the Fund against federal income tax liabilities, to claim refunds to the extent that the credit exceeds such liabilities, and to increase the basis of his shares held for federal income tax purposes by an amount equal to 65% of such shareholder's proportionate share of the undistributed net capital gain.

   Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

   Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

   Special Rules for Certain Foreign Currency Transactions. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's function currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

   If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The Taxpayer Relief Act of 1997 establishes a mark to market regime which allows taxpayers investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC Rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION


   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the fiscal year ended January 31, 1998 and for the period February 28, 1995 (commencement of the Fund's operation) through January 31, 1998 were -1.55% and 9.62%, respectively.

   For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through January 31, 1998 were -11.31%, -7.66% and -6.32% for Class A, Class C and Class D, respectively.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types to total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of Class B may be calculated in the manner described above, but without deduction for any applicable sales charge. Based upon this calculation, the average annual total returns of Class B for the fiscal year ended January 31, 1998 and for the period February 28, 1995 through January 31, 1998 were 3.29% and 10.48%, respectively.

   The Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charges) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total return of Class B for the fiscal year ended January 31, 1998 and for the period February 28, 1995 (commencement of operations) through January 31, 1998 were 3.29% and 33.82%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through January 31, 1998 were -6.39%, -6.79% and -6.32%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown (declined) to the following amounts at January 31, 1998:

                           INCEPTION           INVESTMENT AT INCEPTION OF:
CLASS                        DATE:        --------------------------------------
-----                        -----
                                          $ 10,000       $ 50,000       $100,000
                                          --------       --------       --------
Class A ............       07/28/97       $  8,870       $ 44,933       $ 90,802
Class B ............       02/28/95         13,382         66,910        133,820
Class C ............       07/28/97          9,321         46,605         93,210
Class D ............       07/28/97          9,368         46,840         93,680

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND


   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT


   The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS


   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS


   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on January 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL


   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS


   The financial statements of the Fund for the year ended January 31, 1998 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT


   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998

  SHARES/PRINCIPAL
       AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
                        COMMON AND PREFERRED
                        STOCKS AND BONDS (89.4%)
                        ARGENTINA (0.5%)
                        Banking
              2,209     Banco de Galicia y Buenos Aires S.A. de C.V. (ADR) .................   $    48,460
                                                                                               -----------

                        Energy
              2,700     Yacimentos Petroliferos Fiscales S.A. (ADR) ........................        82,181
                                                                                               -----------
                        Multi-Industry
             11,791     Perez Companc S.A. (Class B) .......................................        77,850
                                                                                               -----------
                        Telecommunications
              1,000     Telefonica de Argentina S.A. (Class B)(ADR) ........................        34,625
                                                                                               -----------
                        TOTAL ARGENTINA ....................................................       243,116
                                                                                               -----------
                        AUSTRALIA (0.6%)
                        Telecommunications
              6,500     Telstra Corp. Ltd. (ADR)* ..........................................       293,719
                                                                                               -----------
                        BRAZIL (1.5%)
                        Metals & Mining
              2,840     Companhia Vale do Rio Doce S.A. (Pref.)(ADR) .......................        54,847
                                                                                               -----------
                        Petroleum
            944,000     Petroleo Brasileiro S.A. (Pref.) ...................................       201,745
                                                                                               -----------
                        Telecommunications
              3,410     Telecomunicacoes Brasileiras S.A. (ADR) ............................       378,510
            143,234     Telecomunicacoes de Sao Paulo S.A. (Pref.)(RCP)* ...................        41,454
                                                                                               -----------
                                                                                                   419,964
                                                                                               -----------
                        Utilities -Electric
              1,400     Centrais Electricas Brasileiras S.A. -Electrobras (ADR) ............        30,100
              2,260     Companhia Energetica de Minas Gerais S.A. (ADR) ....................        88,140
            260,000     Companhia Energetica de Minas Gerais S.A. (Pref.) ..................        10,280
                                                                                               -----------
                                                                                                   128,520
                                                                                               -----------
                        TOTAL BRAZIL .......................................................       805,076
                                                                                               -----------
                        CHILE (0.3%)
                        Beverages -Soft Drinks
              1,420     Embotelladora Andina S.A. (Series A)(ADR) ..........................   $    28,400
                                                                                               -----------
                        Telecommunications
              3,125     Compania de Telecomunicaciones de Chile S.A. (ADR) .................        75,195
                                                                                               -----------
                        Utilities -Electric
              2,000     Enersis S.A. (ADR) .................................................        52,875
                                                                                               -----------
                        TOTAL CHILE ........................................................       156,470
                                                                                               -----------
                        COLOMBIA (0.1%)
                        Banking
              3,500     Banco Industrial Colombiano S.A. (ADR) .............................        41,781
                                                                                               -----------
                        DENMARK (2.4%)
                        Air Transport
              1,200     Kobenhavns Lufthavne AS ............................................       138,584
                                                                                               -----------
                        Government Obligations
                        Kingdom of Denmark
DKK           1,400K    7.00% due 12/15/04 .................................................       221,815
                        Kingdom of Denmark
DKK           1,300K    8.00% due 05/15/03 .................................................       212,610
                        Kingdom of Denmark
DKK           1,720K    8.00% due 03/15/06 .................................................       289,665
                        Kingdom of Denmark
DKK             800K    9.00% due 11/15/00 .................................................       127,968
                                                                                               -----------
                                                                                                   852,058
                                                                                               -----------
                        Pharmaceuticals
              1,880     Novo-Nordisk AS (Series B) .........................................       269,708
                                                                                               -----------
                        TOTAL DENMARK ......................................................     1,260,350
                                                                                               -----------
                        FINLAND (0.8%)
                        Insurance
              7,060     Pohjola Insurance Co. "B" ..........................................       303,453
                                                                                               -----------
                        Telecommunication Equipment
              1,400     Nokia Oyj (A Shares) ...............................................       109,731
                                                                                               -----------
                        TOTAL FINLAND ......................................................       413,184
                                                                                               -----------
                        FRANCE (3.7%)
                        Banks -Money Center
                 43     Banque Nationale de Paris ..........................................         2,221
              4,500     Credit Commercial de France ........................................       306,313
                                                                                               -----------
                                                                                                   308,534
                                                                                               -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

  SHARES/PRINCIPAL
       AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
                        Electronics -Semiconductors
              1,960     SGS-Thomson Microelectronics N.V.* .................................   $   134,247
                                                                                               -----------
                        Household Products
              2,060     Societe BIC S.A. ...................................................       150,673
                                                                                               -----------
                        Insurance
              2,700     AXA-UAP ............................................................       224,174
                                                                                               -----------
                        Leisure
              1,500     Accor S.A. .........................................................       295,082
                                                                                               -----------
                        Media
              1,380     Canal Plus .........................................................       278,229
                                                                                               -----------
                        Oil & Gas
              1,690     Elf Aquitaine S.A. .................................................       190,764
              1,650     Total S.A. (B Shares) ..............................................       171,715
                                                                                               -----------
                                                                                                   362,479
                                                                                               -----------
                        Telecommunication Equipment
              1,400     Alcatel Alsthom S.A. ...............................................       185,662
                                                                                               -----------
                        TOTAL FRANCE .......................................................     1,939,080
                                                                                               -----------
                        GERMANY (4.1%)
                        Automotive
                280     Bayerische Motoren Werke (BMW) AG ..................................       223,510
                                                                                               -----------
                        Chemicals -Diversified
              2,950     Hoechst AG .........................................................       103,710
                                                                                               -----------
                        Government Obligations
                        German Unity Fund
DEM             175K    8.00% due 01/12/02 .................................................       108,062
DEM             605K    Germany (Federal Republic) 5.25% due 10/20/98 ......................       334,520
DEM             661K    Germany (Federal Republic) 6.25% due 01/04/24 ......................       391,830
DEM             695K    Germany (Federal Republic) 6.50% due 10/14/05 ......................       417,684
DEM             455K    Germany (Federal Republic) 7.25% due 10/21/02 ......................       277,154
                                                                                               -----------
                                                                                                 1,529,250
                                                                                               -----------
                        Steel Related
              1,050     SGL Carbon AG ......................................................       132,039
                                                                                               -----------
                        Utilities -Electric
              2,650     VEBA AG ............................................................       183,138
                                                                                               -----------
                        TOTAL GERMANY ......................................................     2,171,647
                                                                                               -----------
                        HONG KONG (2.7%)
                        Banking
             37,400     Hang Seng Bank Ltd. ................................................   $   295,021
                                                                                               -----------
                        Conglomerates
             70,000     Hutchison Whampoa, Ltd. ............................................       411,871
                                                                                               -----------
                        Real Estate
             41,000     Hong Kong Land Holdings Ltd. .......................................        66,010
                                                                                               -----------
                        Telecommunications
            160,000     Hong Kong Telecommunications Ltd. ..................................       333,118
                                                                                               -----------
                        Utilities -Electric
             55,000     CLP Holdings Ltd. ..................................................       302,276
                                                                                               -----------
                        TOTAL HONG KONG ....................................................     1,408,296
                                                                                               -----------
                        ITALY (1.9%)
                        Government Obligations
                        Italy (Republic of)
ITL         615,000K    7.75% due 11/01/06 .................................................       396,607
                        Italy (Republic of)
ITL         245,000K    10.00% due 08/01/03 ................................................       166,646
                                                                                               -----------
                                                                                                   563,253
                                                                                               -----------
                        Household Furnishings &
                        Appliances
              6,400     Industrie Natuzzi SpA (ADR) ........................................       156,800
                                                                                               -----------
                        Telecommunications
             25,000     Telecom Italia Mobile SpA ..........................................       119,206
             26,250     Telecom Italia SpA .................................................       181,822
                                                                                               -----------
                                                                                                   301,028
                                                                                               -----------
                        TOTAL ITALY ........................................................     1,021,081
                                                                                               -----------
                        JAPAN (4.7%)
                        Automotive
              9,000     Suzuki Motor Co. Ltd. ..............................................        82,979
                                                                                               -----------
                        Banking
              6,000     Bank of Tokyo-Mitsubishi Ltd. ......................................        86,998
              4,000     Mitsubishi Trust & Banking .........................................        46,336
                                                                                               -----------
                                                                                                   133,334
                                                                                               -----------
                        Building & Construction
              4,000     Sekisui House Ltd. .................................................        33,097
                                                                                               -----------
                        Business Services
              8,000     Ricoh Co., Ltd. ....................................................        94,563
                                                                                               -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

  SHARES/PRINCIPAL
       AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
                        Chemicals
             16,000     Asahi Chemical Industrial Co. Ltd. .................................   $    63,672
              7,000     Shin-Etsu Chemical Co. .............................................       155,556
                                                                                               -----------
                                                                                                   219,228
                                                                                               -----------
                        Electrical Equipment
              5,000     Sumitomo Electric Industries .......................................        73,680
                                                                                               -----------
                        Electronic & Electrical
                        Equipment
              5,000     Canon, Inc. ........................................................       121,355
              9,000     Hitachi, Ltd. ......................................................        70,922
              7,000     Matsushita Electric Industrial Co., Ltd. ...........................       105,359
              6,000     NGK Insulators, Ltd. ...............................................        54,846
              1,500     Sony Corp. .........................................................       138,298
                                                                                               -----------
                                                                                                   490,780
                                                                                               -----------
                        Engineering & Construction
              8,000     Kajima Corp. .......................................................        27,423
                                                                                               -----------
                        Financial Services
              1,000     Japan Associated Finance ...........................................        47,675
              3,000     Nomura Securities Co. Ltd. .........................................        40,189
                                                                                               -----------
                                                                                                    87,864
                                                                                               -----------
                        Insurance
              5,000     Tokio Marine & Fire Insurance Co. ..................................        55,556
                                                                                               -----------
                        Machinery
              5,000     Daifuku Co. Ltd. ...................................................        26,990
              1,100     Keyence Corp. ......................................................       166,430
              8,000     Minebea Co., Ltd. ..................................................        85,106
             15,000     NSK Ltd. ...........................................................        53,073
                                                                                               -----------
                                                                                                   331,599
                                                                                               -----------
                        Manufacturing
              1,900     Sony Music Entertainment Inc. ......................................        67,376
                                                                                               -----------
                        Pharmaceuticals
              3,000     Yamanouchi Pharmaceutical Co. ......................................        72,813
                                                                                               -----------
                        Real Estate
              5,000     Mitsubishi Estate Co. Ltd. .........................................        55,162
              4,000     Mitsui Fudosan Co. Ltd. ............................................        39,716
                                                                                               -----------
                                                                                                    94,878
                                                                                               -----------
                        Retail
              2,700     Family Mart Co. Ltd. ...............................................       103,191
              2,000     Ito-Yokado Co. Ltd. ................................................       104,964
                                                                                               -----------
                                                                                                   208,155
                                                                                               -----------
                        Steel & Iron
             28,000     NKK Corp. ..........................................................   $    30,670
              9,000     Yamato Kogyo Co., Ltd. .............................................        81,560
                                                                                               -----------
                                                                                                   112,230
                                                                                               -----------
                        Telecommunications
                 19     DDI Corp. ..........................................................        60,788
                 15     Nippon Telegraph & Telephone Corp. .................................       135,934
                                                                                               -----------
                                                                                                   196,722
                                                                                               -----------
                        Textiles -Apparel
              7,000     Tokyo Style ........................................................        71,710
                                                                                               -----------
                        TOTAL JAPAN ........................................................     2,453,987
                                                                                               -----------
                        MALAYSIA (0.6%)
                        Telecommunications
            138,000     Telekom Malaysia Berhad ............................................       339,642
                                                                                               -----------
                        MEXICO (1.5%)
                        Banking
              8,750     Grupo Financiero Inbursa S.A. de C.V. (B Shares) ...................        27,615
                                                                                               -----------
                        Building & Construction
              4,000     Apasco S.A. de C.V. ................................................        26,005
              2,300     Empresa ICA Sociedad Controladora S.A. de C.V. (ADR)* ..............        31,337
                                                                                               -----------
                                                                                                    57,342
                                                                                               -----------
                        Building Materials
             20,300     Cemex S.A. de C.V. (B Shares) ......................................        85,903
                                                                                               -----------
                        Conglomerates
              9,443     ALFA S.A. de C.V. (Class A) ........................................        50,229
             15,900     Grupo Carso S.A. de C.V. (Series A1)* ..............................        90,589
                                                                                               -----------
                                                                                                   140,818
                                                                                               -----------
                        Food, Beverage, Tobacco & Household Products
             11,300     Fomento Economico Mexicano S.A. de C.V. (B Shares) .................        70,792
              2,730     Panamerican Beverages, Inc. (Class A)(ADR) .........................        88,725
                                                                                               -----------
                                                                                                   159,517
                                                                                               -----------
                        Media Group
              1,700     Grupo Televisa S.A. (GDR)* .........................................        54,719
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

  SHARES/PRINCIPAL
       AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
                        Paper & Forest Products
             15,600     Kimberly-Clark de Mexico S.A. de C.V. (A Shares) ...................   $    67,397
                                                                                               -----------
                        Retail
             19,000     Cifra S.A. de C.V. (C Shares)* .....................................        32,116
              2,212     Cifra S.A. de C.V. (Series V) ......................................         4,021
                                                                                               -----------
                                                                                                    36,137
                                                                                               -----------
                        Telecommunications
              2,700     Telefonos de Mexico S.A. de C.V. (Series L)(ADR) ...................       132,975
                                                                                               -----------
                        TOTAL MEXICO .......................................................       762,423
                                                                                               -----------
                        NETHERLANDS (2.9%)
                        Chemicals
                780     Akzo Nobel NV ......................................................       141,192
                                                                                               -----------
                        Electrical Equipment
              2,160     Philips Electronics NV .............................................       145,837
                                                                                               -----------
                        Insurance
              2,528     Aegon NV ...........................................................       241,188
              4,771     ING Groep NV .......................................................       218,452
                                                                                               -----------
                                                                                                   459,640
                                                                                               -----------
                        Publishing
              9,000     Ver Ned Uitgev Ver Bezit NV ........................................       251,880
              1,212     Wolters Kluwer NV ..................................................       164,014
                                                                                               -----------
                                                                                                   415,894
                                                                                               -----------
                        Record & Tape Distribution
              3,100     PolyGram NV ........................................................       138,332
                                                                                               -----------
                        Retail
              4,656     Koninklijke Ahold NV ...............................................       128,273
                                                                                               -----------
                        Semiconductor Equipment
              1,500     ASM Lithography Holding NV* ........................................       103,313
                                                                                               -----------
                        TOTAL NETHERLANDS ..................................................     1,532,481
                                                                                               -----------
                        PERU (0.1%)
                        Brewery
             45,169     Union de Cervecerias Peruanas Backus & Johnston S.A. (T Shares) ....        38,400
                                                                                               -----------
                        Telecommunications
                        Telefonica del Peru S.A.
              1,300     (B Shares)(ADR) ....................................................        25,513
                                                                                               -----------
                        TOTAL PERU .........................................................        63,913
                                                                                               -----------
                        SINGAPORE (1.9%)
                        Airlines
             79,000     Singapore Airlines Ltd. ............................................   $   516,672
                                                                                               -----------
                        Banking
            120,800     Overseas-Chinese Banking Corp. Ltd. ................................       504,362
                                                                                               -----------
                        TOTAL SINGAPORE ....................................................     1,021,034
                                                                                               -----------
                        SPAIN (2.0%)
                        Banks
              6,750     Banco Bilbao Vizcaya ...............................................       235,880
              4,980     Banco Popular Espanol S.A. .........................................       375,667
                                                                                               -----------
                                                                                                   611,547
                                                                                               -----------
                        Government Obligations
                        Spain (Government of)
ESP          28,000K    7.90% due 02/28/02 .................................................       201,299
                        Spain (Government of)
ESP          16,600K    8.80% due 04/30/06 .................................................       132,104
                                                                                               -----------
                                                                                                   333,403
                                                                                               -----------
                        Telecommunications
              3,400     Telefonica de Espana S.A. ..........................................       111,141
                                                                                               -----------
                        TOTAL SPAIN ........................................................     1,056,091
                                                                                               -----------
                        SWEDEN (3.0%)
                        Automobiles
              3,400     Volvo AB (B Shares) ................................................        93,086
                                                                                               -----------
                        Business Services
              7,440     Assa Abloy AB (Series B) ...........................................       183,509
              5,940     Securitas AB (Series "B" Free) .....................................       173,615
                                                                                               -----------
                                                                                                   357,124
                                                                                               -----------
                        Electrical Equipment
              4,950     Ericsson (L.M.) Telephone Co. AB (Series "B" Free) .................       194,127
                                                                                               -----------
                        Government Obligations
                        Sweden (Government of)
SEK           4,600K    6.00% due 02/09/05 .................................................       584,460
                        Sweden (Kingdom of)
SEK             300K    8.00% due 08/15/07 .................................................        43,399
                                                                                               -----------
                                                                                                   627,859
                                                                                               -----------
                        Multi-line Insurance
              2,750     Skandia Forsakrings AB .............................................       143,459
                                                                                               -----------

                        Pharmaceuticals
              8,533     Astra AB (B Shares) ................................................       151,011
                                                                                               -----------
                        TOTAL SWEDEN .......................................................     1,566,666
                                                                                               -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

  SHARES/PRINCIPAL
       AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
                        SWITZERLAND (2.8%)
                        Airlines
                215     Sairgroup* .........................................................   $   276,761
                                                                                               -----------
                        Banking
              1,875     Credit Suisse Group-Reg ............................................       298,844
                 85     UBS-Bearer .........................................................       120,992
                                                                                               -----------
                                                                                                   419,836
                                                                                               -----------
                        Foods & Beverages
                100     Nestle S.A. ........................................................       159,553
                                                                                               -----------
                        Pharmaceuticals
                180     Novartis AG ........................................................       308,537
                 30     Roche Holdings AG  .................................................       311,789
                                                                                               -----------
                                                                                                   620,326
                                                                                               -----------
                        TOTAL SWITZERLAND ..................................................     1,476,476
                                                                                               -----------
                        UNITED KINGDOM (12.5%)
                        Aerospace
             44,091     Rolls-Royce PLC  ...................................................       149,087
                                                                                               -----------
                        Auto Parts
             32,660     BBA Group PLC  .....................................................       191,527
                                                                                               -----------
                        Building Materials
             39,357     Blue Circle Industries PLC .........................................       208,298
                                                                                               -----------
                        Electrical Equipment
             18,909     BICC Group (The) PLC ...............................................        43,861
             38,580     General Electric Co. PLC ...........................................       241,368
                                                                                               -----------
                                                                                                   285,229
                                                                                               -----------
                        Financial Services
             29,000     Abbey National PLC .................................................       582,669
                779     HSBC Holdings PLC ..................................................        20,360
                                                                                               -----------
                                                                                                   603,029
                                                                                               -----------
                        Food, Beverage, Tobacco & Household Products
              7,770     B.A.T. Industries PLC ..............................................        70,823
             16,067     Bass PLC ...........................................................       254,581
                                                                                               -----------
                                                                                                   325,404
                                                                                               -----------
                        Government Obligations
pounds sterling  43K    United Kingdom Treasury Gilt 7.50% due 12/07/06 ....................        76,848
pounds sterling 162K    United Kingdom Treasury Gilt 8.50% due 12/07/05 ....................       302,998
                                                                                               -----------
                                                                                                   379,846
                                                                                               -----------
                        Insurance
             28,646     Prudential Corp. PLC ...............................................   $   384,173
             39,113     Royal & Sun Alliance Insurance Group PLC  ..........................       442,765
                                                                                               -----------
                                                                                                   826,938
                                                                                               -----------
                        Leisure
             11,956     Granada Group PLC ..................................................       188,075
             27,401     Rank Group PLC  ....................................................       134,167
                                                                                               -----------
                                                                                                   322,242
                                                                                               -----------
                        Multi-Industry
             54,803     Tomkins PLC  .......................................................       295,418
                                                                                               -----------
                        Natural Gas
             36,150     BG PLC .............................................................       194,868
                                                                                               -----------
                        Oil -International -Integrated
             81,457     Shell Transport & Trading Co. PLC ..................................       553,530
                                                                                               -----------
                        Pharmaceuticals
             28,024     Glaxo Wellcome PLC  ................................................       752,119
                                                                                               -----------
                        Publishing
             15,445     EMAP PLC ...........................................................       264,909
                                                                                               -----------
                        Retail
             14,201     Great Universal Stores PLC .........................................       170,732
             13,000     Kingfisher PLC .....................................................       203,436
                                                                                               -----------
                                                                                                   374,168
                                                                                               -----------
                        Telecommunications
             56,545     British Telecommunications PLC .....................................       540,343
             41,306     Securicor PLC ......................................................       222,547
                                                                                               -----------
                                                                                                   762,890
                                                                                               -----------
                        Transportation
              7,201     British Airways PLC  ...............................................        60,579
                                                                                               -----------
                        TOTAL UNITED KINGDOM ...............................................     6,550,081
                                                                                               -----------
                        UNITED STATES (38.6%)
                        Aerospace & Defense
              4,980     General Motors Corp. (Class H) .....................................       172,432
                                                                                               -----------
                        Air Transport
              7,340     Continental Airlines, Inc. (Class B)* ..............................       340,392
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

  SHARES/PRINCIPAL
       AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
                        Automotive
              9,730     Chrysler Corp. .....................................................   $   338,726
              7,490     Ford Motor Co. .....................................................       381,990
                                                                                               -----------
                                                                                                   720,716
                                                                                               -----------
                        Banking
              3,750     BankBoston Corp. ...................................................       335,625
             $  100K    Central Fidelity Capital I -144A** 6.75% due 04/15/27 ..............       101,925
              2,850     Chase Manhattan Corp. ..............................................       305,484
              2,530     Citicorp ...........................................................       301,070
              5,440     First Tennessee National Corp. .....................................       320,280
              4,750     Washington Mutual, Inc. ............................................       305,187
                                                                                               -----------
                                                                                                 1,669,571
                                                                                               -----------
                        Beverages -Soft Drinks
              8,400     PepsiCo, Inc. ......................................................       302,925
                                                                                               -----------
                        Chemicals
             10,300     Georgia Gulf Corp. .................................................       336,037
              7,300     Monsanto Co. .......................................................       346,294
                                                                                               -----------
                                                                                                   682,331
                                                                                               -----------
                        Computer Software
              7,000     HBO & Co. ..........................................................       366,188
              2,360     Microsoft Corp.* ...................................................       352,082
                                                                                               -----------
                                                                                                   718,270
                                                                                               -----------
                        Computers
              9,880     COMPAQ Computer Corp. ..............................................       297,018
             10,740     Gateway 2000, Inc.* ................................................       404,764
                                                                                               -----------
                                                                                                   701,782
                                                                                               -----------
                        Computers -Systems
              8,900     Sun Microsystems, Inc.* ............................................       426,644
                                                                                               -----------

                        Electrical Equipment
              4,460     General Electric Co. ...............................................       345,650
              4,630     Honeywell, Inc. ....................................................       324,389
                                                                                               -----------
                                                                                                   670,039
                                                                                               -----------
                        Electronics -
                        Semiconductors/Components
              4,040     Intel Corp. ........................................................       327,240
                                                                                               -----------
                        Entertainment
              3,520     The Walt Disney Co. ................................................       375,100

                        Financial Services
                        Associates Corp. N.A.
             $  100K    6.375% due 08/15/99 ................................................       101,009
              6,190     Fannie Mae .........................................................       382,233
              6,560     Travelers Group, Inc. ..............................................       324,720
                                                                                               -----------
                                                                                                   807,962

                        Insurance
              3,100     American International Group, Inc. .................................   $   341,969
                        Orion Capital Trust I
             $  200K    8.73% due 01/01/37 .................................................       216,500
                                                                                               -----------
                                                                                                   558,469
                                                                                               -----------
                        Oil -International -Integrated
              5,200     Exxon Corp. ........................................................       308,425
                                                                                               -----------
                        Oil Related
              4,250     Mobil Corp. ........................................................       289,531
              5,530     Texaco, Inc. .......................................................       287,906
                                                                                               -----------
                                                                                                   577,437
                                                                                               -----------
                        Packaged Foods
              4,290     General Mills, Inc. ................................................       319,337
                                                                                               -----------
                        Paper Products
              7,100     Bowater, Inc. ......................................................       347,900
              5,740     Champion International Corp. .......................................       293,816
                                                                                               -----------
                                                                                                   641,716
                                                                                               -----------
                        Pharmaceuticals
              4,500     American Home Products Corp. .......................................       429,469
              4,990     Johnson & Johnson ..................................................       334,018
              2,270     Warner-Lambert Co. .................................................       341,635
                                                                                               -----------
                                                                                                 1,105,122
                                                                                               -----------
                        Railroad Equipment
              7,020     Trinity Industries, Inc. ...........................................       317,655
                                                                                               -----------
                        Retail -Department Stores
             25,000     Kmart Corp. ........................................................       275,000
                                                                                               -----------
                        Retail -Specialty
              9,760     Bed Bath & Beyond, Inc.* ...........................................       386,740
              5,680     Home Depot, Inc. ...................................................       342,575
             12,400     Pep Boys-Manny, Moe & Jack .........................................       271,250
                                                                                               -----------
                                                                                                 1,000,565
                                                                                               -----------
                        Savings & Loans Association
              3,600     Golden West Financial Corp. ........................................       303,975
                                                                                               -----------
                        Steel
              6,430     Nucor Corp. ........................................................       306,229
                                                                                               -----------
                        Telecommunication Equipment
              5,700     Cisco Systems, Inc.* ...............................................       359,456
                                                                                               -----------
                        Tobacco
              7,530     Philip Morris Companies, Inc. ......................................       312,495
                                                                                               -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

  SHARES/PRINCIPAL
       AMOUNT                                                                                     VALUE
----------------------------------------------------------------------------------------------------------
                        U.S. Government Obligations
                        U.S. Treasury Bond
             $1,250K    6.875% due 08/15/25 ................................................   $ 1,417,675
                        U.S. Treasury Note
             $   50K    5.625% due 11/30/00 ................................................        50,346
                        U.S. Treasury Note
             $1,100K    5.875% due 04/30/98 ................................................     1,101,375
                        U.S. Treasury Note
             $  175K    6.50% due 04/30/99 .................................................       177,518
                        U.S. Treasury Note
             $  250K    6.50% due 05/15/05 .................................................       264,610
                        U.S. Treasury Note
             $1,150K    6.625% due 06/30/01 ................................................     1,193,424
                        U.S. Treasury Note
             $  570K    6.875% due 08/31/99 ................................................       583,281
                        U.S. Treasury Note
             $1,000K    6.875% due 05/15/06 ................................................     1,086,340
                        U.S. Treasury Note
             $   75K    7.50% due 11/15/01 .................................................        80,304
                                                                                               -----------
                                                                                                 5,954,873
                                                                                               -----------
                        TOTAL UNITED STATES ................................................    20,256,158
                                                                                               -----------
                        VENEZUELA (0.2%)
                        Telecommunications
              2,300     Compania Anonima Nacional Telefonos de Venezuela (Class D)(ADR)* ...        84,525
                                                                                               -----------
                        TOTAL COMMON AND PREFERRED STOCKS
                        AND BONDS
                        (Identified Cost $41,265,351) ......................................    46,917,277
                                                                                               -----------


  CURRENCY                               DESCRIPTION,
   AMOUNT                               EXPIRATION DATE
IN THOUSANDS                            AND STRIKE PRICE                                VALUE
------------    -----------------------------------------------------------------    ----------
                PURCHASED CALL OPTION ON
                FOREIGN CURRENCY (0.1%)

                FEBRUARY 10, 1998/YEN 120.72
    yen 700     (Identified Cost $17,255)  ......................................    $   34,230
                                                                                     ----------
  PRINCIPAL
    AMOUNT
                SHORT-TERM INVESTMENT (a) (9.5%)
                U.S. GOVERNMENT AGENCY
                Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (Amortized
     $5,000K    Cost $4,998,969) ................................................     4,998,969
                                                                                     ----------

TOTAL INVESTMENTS
(Identified Cost $46,281,575)(b) ....................      99.0%      51,950,476
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES ......................................       1.0          521,061
                                                          -----      -----------
NET ASSETS ..........................................     100.0%     $52,471,537
                                                          =====      ===========

------------

ADR       American Depository Receipt.

GDR       Global Depository Receipt.

RCP       Receipt shares.

K         In thousands.

*         Non-income producing security.

**        Resale is restricted to qualified institutional investors.

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,665,499 and the aggregate gross unrealized depreciation is $1,996,598, resulting in net unrealized appreciation of $5,668,901.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
SUMMARY OF INVESTMENTS January 31, 1998

Aerospace .........................................      $   149,087        0.3%
Aerospace & Defense ...............................          172,432        0.3
Air Transport .....................................          478,976        0.9
Airlines ..........................................          793,433        1.5
Auto Parts ........................................          191,527        0.4
Automobiles .......................................           93,086        0.2
Automotive ........................................        1,027,205        2.0
Banking ...........................................        3,139,980        6.0
Banks .............................................          611,547        1.2
Banks -Money Center ...............................          308,534        0.6
Beverages -Soft Drinks ............................          331,325        0.6
Brewery ...........................................           38,400        0.1
Building & Construction ...........................           90,439        0.2
Building Materials ................................          294,201        0.6
Business Services .................................          451,687        0.9
Chemicals .........................................        1,042,751        2.0
Chemicals -Diversified ............................          103,710        0.2
Computer Software .................................          718,270        1.4
Computers .........................................          701,782        1.3
Computers -Systems ................................          426,644        0.8
Conglomerates .....................................          552,689        1.1
Currency Option ...................................           34,230        0.1
Electrical Equipment ..............................        1,368,912        2.6
Electronic & Electrical
 Equipment ........................................          490,780        0.9
Electronics -Semiconductors .......................          134,247        0.3
Electronics
 -Semiconductors/Components .......................          327,240        0.6
Energy ............................................           82,181        0.2
Engineering & Construction ........................           27,423        0.1
Entertainment .....................................          375,100        0.7
Financial Services ................................        1,498,855        2.8
Food, Beverage, Tobacco, &
 Household Products ...............................          484,921        0.9
Foods & Beverages .................................          159,553        0.3
Government Obligations ............................        4,285,669        8.2
Household Furnishings &
 Appliances .......................................          156,800        0.3
Household Products ................................          150,673        0.3
Insurance .........................................        2,428,230        4.6
Leisure ...........................................          617,324        1.2
Machinery .........................................          331,599        0.6
Manufacturing .....................................           67,376        0.1
Media .............................................          278,229        0.5
Media Group .......................................           54,719        0.1
Metals & Mining ...................................           54,847        0.1
Multi-Industry ....................................      $   373,268        0.7%
Multi-Line Insurance ..............................          143,459        0.3
Natural Gas .......................................          194,868        0.4
Oil & Gas .........................................          362,479        0.7
Oil -International
 -Integrated ......................................        1,439,392        2.7
Packaged Foods ....................................          319,337        0.6
Paper & Forest Products ...........................           67,397        0.1
Paper Products ....................................          641,716        1.2
Petroleum .........................................          201,745        0.4
Pharmaceuticals ...................................        2,971,099        5.6
Publishing ........................................          680,803        1.3
Railroad Equipment ................................          317,655        0.6
Real Estate .......................................          160,888        0.3
Record & Tape Distribution ........................          138,332        0.3
Retail ............................................          746,733        1.4
Retail -Department Stores .........................          275,000        0.5
Retail -Specialty .................................        1,000,565        1.9
Savings & Loans Association .......................          303,975        0.6
Semiconductor Equipment ...........................          103,313        0.2
Steel .............................................          306,229        0.6
Steel & Iron ......................................          112,230        0.2
Steel Related .....................................          132,039        0.3
Telecommunication Equipment .......................          654,849        1.2
Telecommunications ................................        3,111,057        5.9
Textiles -Apparel .................................           71,710        0.1
Tobacco ...........................................          312,495        0.6
Transportation ....................................           60,579        0.1
U.S. Government Agency ............................        4,998,969        9.5
U.S. Government Obligations .......................        5,954,873       11.3
Utilities -Electric ...............................          666,809        1.3
                                                         -----------       ----
                                                         $51,950,476       99.0%
                                                         ===========       ====

                                                                      PERCENT OF
TYPE OF INVESTMENT                                       VALUE        NET ASSETS
------------------                                       -----        ----------
Common Stocks ..................................      $35,948,975       68.5%
Corporate Bonds ................................          419,434        0.8
Foreign Currency Call
 Option ........................................           34,230        0.1
Foreign Government
 Obligations ...................................        4,285,669        8.2
Preferred Stocks ...............................          308,326        0.6
U.S. Government Agency .........................        4,998,969        9.5
U.S. Government Obligations ....................        5,954,873       11.3
                                                      -----------       ----
                                                      $51,950,476       99.0%
                                                      ===========       ====

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1998

 ASSETS:
Investments in securities, at value (identified cost $46,281,575) ...    $ 51,950,476
Cash (including $45,203 in foreign currency) ........................         187,716
Receivable for:
  Interest ..........................................................         234,284
  Investments sold ..................................................         219,189
  Foreign withholding taxes reclaimed ...............................          32,523
  Dividends .........................................................          32,254
  Shares of beneficial interest sold ................................           5,830
Deferred organizational expenses ....................................          73,239
Prepaid expenses and other assets ...................................          78,353
                                                                         ------------
  TOTAL ASSETS ......................................................      52,813,864
                                                                         ------------
LIABILITIES:
Payable for:
  Investments purchased .............................................         118,812
  Plan of distribution fee ..........................................          45,092
  Investment management fee .........................................          44,913
  Shares of beneficial interest repurchased .........................          36,796
Accrued expenses and other payables .................................          96,714
                                                                         ------------
  TOTAL LIABILITIES .................................................         342,327
                                                                         ------------
  NET ASSETS ........................................................    $ 52,471,537
                                                                         ============
COMPOSITION OF NET ASSETS:
Paid-in-capital .....................................................    $ 49,192,315
Net unrealized appreciation .........................................       5,660,048
Accumulated undistributed net investment income .....................         222,130
Distributions in excess of net realized gain ........................      (2,602,956)
                                                                         ------------
  NET ASSETS ........................................................    $ 52,471,537
                                                                         ============
CLASS A SHARES:
Net Assets ..........................................................    $     26,956
Shares Outstanding (unlimited authorized, $.01 par value) ...........           2,344
  NET ASSET VALUE PER SHARE .........................................    $      11.50
                                                                         ============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ..................    $      12.14
                                                                         ============
CLASS B SHARES:
Net Assets ..........................................................    $ 52,374,341
Shares Outstanding (unlimited authorized, $.01 par value) ...........       4,568,443
  NET ASSET VALUE PER SHARE .........................................    $      11.46
                                                                         ============
CLASS C SHARES:
Net Assets ..........................................................    $     53,358
Shares Outstanding (unlimited authorized, $.01 par value) ...........           4,660
  NET ASSET VALUE PER SHARE .........................................    $      11.45
                                                                         ============
CLASS D SHARES:
Net Assets ..........................................................    $     16,882
Shares Outstanding (unlimited authorized, $.01 par value) ...........           1,467
  NET ASSET VALUE PER SHARE .........................................    $      11.51
                                                                         ============

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended January 31, 1998*

 NET INVESTMENT INCOME:
INCOME
Interest (net of $132 foreign withholding tax) ......................    $ 1,044,521
Dividends (net of $77,953 foreign withholding tax) ..................        759,559
                                                                         -----------
  TOTAL INCOME ......................................................      1,804,080
                                                                         -----------
EXPENSES
Investment management fee ...........................................        621,396
Plan of distribution fee (Class A shares) ...........................             28
Plan of distribution fee (Class B shares) ...........................        580,914
Plan of distribution fee (Class C shares) ...........................            241
Professional fees ...................................................         88,295
Transfer agent fees and expenses ....................................         80,972
Shareholder reports and notices .....................................         78,146
Custodian fees ......................................................         68,714
Registration fees ...................................................         55,755
Organizational expenses .............................................         35,303
Trustees' fees and expenses .........................................         13,810
Other ...............................................................         22,101
                                                                         -----------
  TOTAL EXPENSES ....................................................      1,645,675
                                                                         -----------
  NET INVESTMENT INCOME .............................................        158,405
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
  Investments .......................................................        629,076
  Foreign exchange transactions .....................................        361,840
                                                                         -----------
  NET GAIN ..........................................................        990,916
                                                                         -----------
Net change in unrealized appreciation/depreciation on:
  Investments .......................................................        994,604
  Translation of forward foreign currency contracts, other assets
  and  liabilities denominated in foreign currencies ................         (2,764)
                                                                         -----------
  NET APPRECIATION ..................................................        991,840
                                                                         -----------
  NET GAIN ..........................................................      1,982,756
                                                                         -----------
NET INCREASE ........................................................    $ 2,141,161
                                                                         ===========


* Class A, Class C and Class D shares were issued July 28, 1997.


                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE YEAR          FOR THE YEAR
                                                                       ENDED                ENDED
                                                                 JANUARY 31, 1998*     JANUARY 31, 1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ....................................         $    158,405          $     65,971
Net realized gain ........................................              990,916             1,876,766
Net change in unrealized appreciation ....................              991,840               584,125
                                                                   ------------          ------------
  NET INCREASE ...........................................            2,141,161             2,526,862
                                                                   ------------          ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income -Class B shares ....................             (148,714)             (554,313)
Net realized gain
 Class A shares ..........................................               (1,601)                   --
 Class B shares ..........................................           (3,307,479)           (2,041,599)
 Class C shares ..........................................               (3,196)                   --
 Class D shares ..........................................                 (853)                   --
                                                                   ------------          ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ......................           (3,461,843)           (2,595,912)
                                                                   ------------          ------------
Net increase (decrease) from transactions in shares of
 beneficial interest .....................................          (11,521,571)           21,111,669
                                                                   ------------          ------------
  NET INCREASE (DECREASE) ................................          (12,842,253)           21,042,619
NET ASSETS:
Beginning of period ......................................           65,313,790            44,271,171
                                                                   ------------          ------------
  END OF PERIOD
  (Including undistributed net investment income of
  $222,130 and dividends in excess of net investment
  income of $41,886) .....................................         $ 52,471,537          $ 65,313,790
                                                                   ============          ============

* Class A, Class C and Class D shares were issued July 28, 1997.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Asset Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term total return on its investments. The Fund seeks to achieve its objective through a managed investment policy utilizing a portfolio of U.S. and foreign equity, debt and money market securities. The Fund was organized as a Massachusetts business trust on October 18, 1994 and commenced operations on February 28, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined Dean Witter InterCapital Inc. (the "Investment Manager") or by TCW Funds Management, Inc. or Morgan Grenfell Investment Services, Ltd. (the "Sub-Advisers") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

F. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $177,000 of which approximately $144,000 have been reimbursed. The

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

balance has been absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between the Sub-Advisers and the Investment Manager, the Sub-Advisers provide the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays each Sub-Adviser monthly compensation equal to 30% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class
C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $3,856,463, at January 31, 1998.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended January 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended January 31, 1998, it received contingent deferred sales charges from redemptions of the Fund's Class B shares and Class C shares of $191,520 and $33, respectively, and received approximately $1,018 in front end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1998 aggregated $52,418,164 and $70,854,970, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $12,840,577 and $12,053,968, respectively.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

For the period May 31, 1997 through January 31, 1998, the Fund incurred brokerage commissions of $3,481 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund.

For the year ended January 31, 1998, the Fund incurred brokerage commissions of $21,991 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1998, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with DWR of $34,738 and $78,910, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,200.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                           FOR THE YEAR                    FOR THE YEAR
                                                               ENDED                           ENDED
                                                         JANUARY 31, 1998                JANUARY 31, 1997
                                                   ---------------------------     --------------------------
                                                     SHARES          AMOUNT          SHARES         AMOUNT
                                                   ----------     ------------     ---------     ------------
CLASS A SHARES*
Sold ..........................................         2,202     $     28,364            --               --
Reinvestment of dividends and distributions ...           142            1,601            --               --
                                                   ----------     ------------     ---------     ------------
Net increase -Class A .........................         2,344           29,965            --               --
                                                   ----------     ------------     ---------     ------------
CLASS B SHARES
Sold ..........................................       637,914        7,870,323     2,505,555     $ 30,094,772
Reinvestment of dividends and distributions ...       277,899        3,138,105       199,063        2,368,262
Redeemed ......................................    (1,863,599)     (22,637,924)     (944,898)     (11,351,365)
                                                   ----------     ------------     ---------     ------------
Net increase (decrease) -Class B ..............      (947,786)     (11,629,496)    1,759,720       21,111,669
                                                   ----------     ------------     ---------     ------------
CLASS C SHARES*
Sold ..........................................         4,664           59,900            --               --
Reinvestment of dividends and distributions ...           262            2,944
Redeemed ......................................          (266)          (3,252)           --               --
                                                   ----------     ------------     ---------     ------------
Net increase -Class C .........................         4,660           59,592            --               --
                                                   ----------     ------------     ---------     ------------
CLASS D SHARES*
Sold ..........................................         1,391           17,515            --               --
Reinvestment of dividends and distributions ...            76              853            --               --
                                                   ----------     ------------     ---------     ------------
Net increase -Class D .........................         1,467           18,368            --               --
                                                   ----------     ------------     ---------     ------------
Net increase (decrease) in Fund ...............      (939,315)    $(11,521,571)    1,759,720     $ 21,111,669
                                                   ==========     ============     =========     ============

* For the period July 28, 1997 (issue date) through January 31, 1998.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,450,000 during fiscal 1998.

As of January 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency gains, tax adjustments on passive foreign investment companies sold by the Fund and nondeductible organizational expense. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $32,807, distributions in excess of net realized gain was charged $221,518 and accumulated undistributed net investment income was credited $254,325.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1998, the Fund had no outstanding forward contracts.

8. SUBSEQUENT EVENT

Effective March 2, 1998, the Investment Manager will assume directly the sub-advisory responsibilities currently being performed by TCW Funds Management, Inc. (TCW). The Investment Manager will retain the portion of their fee currently paid to TCW.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                 FOR THE YEAR                                    FOR THE PERIOD
                                                     ENDED              FOR THE YEAR           FEBRUARY 28, 1995*
                                                  JANUARY 31,               ENDED                    THROUGH
                                                   1998**++           JANUARY 31, 1997          JANUARY 31, 1996
                                                 ------------         ----------------         ------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...         $      11.84           $      11.79           $      10.00
                                                 ------------           ------------           ------------
Net investment income (loss) ...........                 0.03                  (0.01)                  0.17
Net realized and unrealized gain .......                 0.35                   0.55                   2.20
                                                 ------------           ------------           ------------
Total from investment operations .......                 0.38                   0.54                   2.37
                                                 ------------           ------------           ------------
Less dividends and distributions:
 Net investment income .................                (0.03)                 (0.11)                 (0.34)
 Net realized gain .....................                (0.73)                 (0.38)                 (0.24)
                                                 ------------           ------------           ------------
Total dividends and distributions ......                (0.76)                 (0.49)                 (0.58)
                                                 ------------           ------------           ------------
Net asset value, end of period .........         $      11.46           $      11.84           $      11.79
                                                 ============           ============           ============
TOTAL INVESTMENT RETURN+ ...............                 3.29%                  4.58%                 23.89%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................                 2.65%                  2.53%                  1.14%(2)(3)
Net investment income ..................                 0.25%                  0.11%                  1.71%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands .............................         $     52,374           $     65,314           $     44,271
Portfolio turnover rate ................                   94%                    63%                    71%(1)
Average commission rate paid ...........         $     0.0153           $     0.0013                     --

------------
*       Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)     Not annualized.

(2)     Annualized.

(3) If the Investment Manager had not reimbursed all expenses, the above annualized expense and net investment loss ratios would have been 2.87% and (0.02)%, respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS, continued

                                                                  FOR THE PERIOD
                                                                  JULY 28, 1997*
                                                                      THROUGH
                                                                    JANUARY 31,
                                                                      1998++
                                                                  --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................          $  13.09
                                                                   --------
Net investment income ...................................              0.05
Net realized and unrealized gain ........................             (0.91)
                                                                   --------
Total from investment operations ........................             (0.86)
                                                                   --------
Less distributions from net realized gain ...............             (0.73)
                                                                   --------
Net asset value, end of period ..........................          $  11.50
                                                                   ========
TOTAL INVESTMENT RETURN+ ................................             (6.39)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................................              2.02%(2)
Net investment income ...................................              0.79%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .................          $     27
Portfolio turnover rate .................................                94%
Average commission rate paid ............................          $ 0.0153

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................          $  13.09
                                                                   --------
Net realized and unrealized gain ........................             (0.91)
                                                                   --------
Less distributions from net realized gain ...............             (0.73)
                                                                   --------
Net asset value, end of period ..........................          $  11.45
                                                                   ========
TOTAL INVESTMENT RETURN+ ................................             (6.79)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................................              2.79%(2)
Net investment income ...................................              0.07%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .................          $     53
Portfolio turnover rate .................................                94%
Average commission rate paid ............................          $ 0.0153

------------

*       The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)     Not annualized.

(2)     Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS, continued

                                                                  FOR THE PERIOD
                                                                  JULY 28, 1997*
                                                                      THROUGH
                                                                    JANUARY 31,
                                                                      1998++
                                                                  --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................          $  13.09
                                                                   --------
Net investment income ...................................              0.07
Net realized and unrealized gain ........................             (0.92)
                                                                   --------
Total from investment operations ........................             (0.85)
                                                                   --------
Less distributions from net realized gain ...............             (0.73)
                                                                   --------
Net asset value, end of period ..........................          $  11.51
                                                                   ========
TOTAL INVESTMENT RETURN+ ................................             (6.32)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................................              1.80%(2)
Net investment income ...................................              1.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .................          $     17
Portfolio turnover rate .................................                94%
Average commission rate paid ............................          $ 0.0153

------------

*       The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)     Not annualized.

(2)     Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL ASSET ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Asset Allocation Fund (the "Fund") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 13, 1998

                       1998 FEDERAL TAX NOTICE (unaudited)

         During the year ended January 31, 1998, the Fund paid to Class A, B, C and D shareholders $0.63 per share from long-term capital gains. Of this $0.63 distribution, $0.12 is taxable as 28% rate gain and $0.51 is taxable as 20% rate gain. Additionally, for such period 22.07% of the income paid qualified for the dividends received deduction available to corporations.

                          DEAN WITTER STRATEGIST FUND
                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of, Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, dated September 26, 1997, which was filed electronically pursuant to Regulation S-T on September 25, 1997 ("Post-Effective Amendment No. 11") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-5634 and 33-23669) (the "Registration Statement").

ITEM 16. EXHIBITS

      Declaration of Trust dated August 4, 1988 ("Declaration of
 (1)  Trust") (incorporated herein by reference to Exhibit 1 of
      Post-Effective Amendment No. 8); Amendment Establishing and
      Designating Additional Classes of Shares to Declaration of Trust
      (incorporated herein by reference to Exhibit 1 to Post-Effective
      Amendment No. 10)
 (2)  Amended and Restated By-Laws of Registrant dated as of October
      23, 1997
 (3)  Not Applicable
 (4)  Copy of Agreement and Plan of Reorganization (filed herewith as
      Exhibit A to the Proxy Statement and Prospectus)
 (5)  Not Applicable
 (6)  Investment Management Agreement (incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 10)
 (7)  (a)  Distribution Agreement between Registrant and Dean Witter
           Distributors Inc. (incorporated herein by reference to
           Exhibit 6(a) to Post-Effective Amendment No. 10)
      (b)  Multiple Class Distribution Agreement between Registrant and
           Dean Witter Distributors, Inc. (incorporated herein by
           reference to Exhibit 6(b) of Post-Effective Amendment No.
           10)
      (c)  Form of Selected Dealer Agreement (incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 8)
 (8)  Not Applicable
 (9)  (a)  Custody Agreement dated September 20, 1991 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment
           No. 8)
      (b)  Amended and Restated Transfer Agency and Services Agreement
           between Registrant and Dean Witter Trust FSB
(10)  (a)  Amended and Restated Plan of Distribution pursuant to Rule
           12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 10)
      (b)  Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3
           (incorporated herein by reference to Exhibit 18 to
           Post-Effective Amendment No. 10)
(11)  (a)  Opinion and consent of Gordon Altman Butowsky Weitzen Shalov
           & Wein
      (b)  Opinion and consent of Lane Altman & Owens
(12)  Opinion and consent of Gordon Altman Butowsky Weitzen Shalov &
      Wein regarding tax matters
(13)  Form of Services Agreement between Dean Witter InterCapital Inc.
      and Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 9)

(14)  Consent of Independent Accountants
(15)  Not Applicable
(16)  Powers of Attorney
(17)  (a)  Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended July 31, 1997 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on September 10, 1997)
      (b)  Form of Proxy

ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 30th day of April 1998.

                                          DEAN WITTER STRATEGIST FUND

                                          By:        /s/ BARRY FINK
                                            ------------------------------------
                                                Vice President and Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                           SIGNATURE                                 TITLE                      DATE
                           ---------                                 -----                      ----
1.       Principal Executive Officer

                  /s/ CHARLES A. FIUMEFREDDO            President, Chief Executive        April 30, 1998
         ---------------------------------------------    Officer, Trustee and Chairman

2.       Principal Financial Officer

                     /s/ THOMAS F. CALOIA               Treasurer and Principal           April 30, 1998
         ---------------------------------------------    Accounting Officer

3.       Majority of Trustees

                       /s/ MICHAEL BOZIC                Trustee                           April 30, 1998
         ---------------------------------------------

                       /s/ EDWIN J. GARN                Trustee                           April 30, 1998
         ---------------------------------------------

                       /s/ JOHN R. HAIRE                Trustee                           April 30, 1998
         ---------------------------------------------

                      /s/ WAYNE E. HEDIEN               Trustee                           April 30, 1998
         ---------------------------------------------

                     /s/ MANUEL H. JOHNSON              Trustee                           April 30, 1998
         ---------------------------------------------

                     /s/ MICHAEL E. NUGENT              Trustee                           April 30, 1998
         ---------------------------------------------

                     /s/ JOHN L. SCHROEDER              Trustee                           April 30, 1998
         ---------------------------------------------

                     /s/ PHILIP J. PURCELL              Trustee                           April 30, 1998
         ---------------------------------------------

                                 EXHIBIT INDEX

EXHIBIT                                                                  PAGE
NUMBER                              EXHIBIT                             NUMBER
-------                             -------                             ------
    (2)   Amended and Restated By-Laws of Registrant dated October 23,
          1997
 (9)(b)   Amended and Restated Transfer Agency and Services Agreement
          between Registrant and Dean Witter Trust Company
   (11)   (a) Opinion and consent of Gordon Altman Butowsky Weitzen
          Shalov & Wein
          (b) Opinion and consent of Lane Altman & Owens
   (12)   Opinion and consent of Gordon Altman Butowsky Weitzen Shalov
          & Wein regarding tax matters
   (14)   Consent of Independent Accountants
   (16)   Powers of Attorney
(17)(b)   Form of Proxy